     As filed with the Securities and Exchange Commission on April 18, 2002


                    Registration File Nos. 33-69138/811-4420


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------
                         POST-EFFECTIVE AMENDMENT NO. 18


                                    FORM S-6
                        ---------------------------------
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
                        ---------------------------------
                             WRL SERIES LIFE ACCOUNT
                              (Exact Name of Trust)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
          (Complete Address of Depositor's Principal Executive Offices)


                              John K. Carter, Esq.
                           Vice President and Counsel
                   Western Reserve Life Assurance Co. of Ohio
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                (Name and Complete Address of Agent for Service)


                                   Copies to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415
                        ---------------------------------

Title of Securities being registered: Units of interest in the separate account under flexible payment deferred variable life policies.

It is proposed that this filing will become effective (check appropriate space):

    immediately upon filing pursuant to paragraph (b) of Rule 485
---


 X  on  May 1, 2002 , pursuant to paragraph (b) of Rule 485
---



     60 days after filing pursuant to paragraph (a) of Rule 485
----


     on                , pursuant to paragraph (a) of Rule 485
----     --------------

PROSPECTUS
--------------------------------

MAY 1, 2002


                                   WRL FREEDOM WEALTH PROTECTOR(R)
                                            issued through
                                       WRL Series Life Account
                                                  by
                                  Western Reserve Life Assurance Co.
                                               of Ohio
                                         570 Carillon Parkway
                                    St. Petersburg, Florida 33716
                                            1-800-851-9777
                                            (727) 299-1800

      A JOINT SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

                                     CONSIDER CAREFULLY THE RISK FACTORS
                                     BEGINNING ON PAGE 10 OF THIS PROSPECTUS.

                                     An investment in this Policy is not a
                                     bank deposit. The Policy is not insured
                                     or guaranteed by the Federal Deposit
                                     Insurance Corporation or any other
                                     government agency.


                                     If you already own a life insurance
                                     policy, it may not be to your advantage
                                     to buy additional insurance or to
                                     replace your policy with the Policy
                                     described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.


                                     Prospectuses for the portfolios of:

                                     AEGON/Transamerica Series Fund, Inc. and


                                     Fidelity Variable Insurance Products
                                     Funds (VIP)


                                     must accompany this prospectus. Certain
                                     portfolios may not be available in all
                                     states. Please read these documents
                                     before investing and save them for
                                     future reference.

             This Policy is not available in the State of New York.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................    1
Policy Summary..............................................    5
          The Policy in General.............................    5
          Premiums..........................................    5
          Deductions from Premium Before We Place it in a
            Subaccount and/or the Fixed Account.............    6
          Investment Options................................    6
          Cash Value........................................    7
          Transfers.........................................    7
          Charges and Deductions............................    8
          Portfolio Annual Expense Table....................    9
          Loans.............................................   10
          Base Policy Death Benefit.........................   10
          Cash Withdrawals and Surrenders...................   11
          Illustrations.....................................   12
          Compensation......................................   12
          Inquiries.........................................   12
Risk Summary................................................   12
Western Reserve and the Fixed Account.......................   15
          Western Reserve...................................   15
          The Fixed Account.................................   16
The Separate Account and the Portfolios.....................   16
          The Separate Account..............................   16
          The Funds.........................................   17
          Addition, Deletion, or Substitution of
         Investments........................................   22
          Your Right to Vote Portfolio Shares...............   23
The Policy..................................................   24
          Purchasing a Policy...............................   24
          Tax-Free "Section 1035" Exchanges.................   24
          Underwriting Standards............................   24
          When Insurance Coverage Takes Effect..............   25
          Ownership Rights..................................   27
          Policy Split Option...............................   28
          Canceling a Policy................................   29
Premiums....................................................   30
          Premium Flexibility...............................   30
          Planned Periodic Payments.........................   30
          Minimum Monthly Guarantee Premium.................   30
          No Lapse Period...................................   31
          Premium Limitations...............................   31
          Making Premium Payments...........................   31
          Allocating Premiums...............................   32
Policy Values...............................................   33
          Cash Value........................................   33
          Net Surrender Value...............................   33
          Subaccount Value..................................   33
          Subaccount Unit Value.............................   34
          Fixed Account Value...............................   34

Transfers...................................................   35
          General...........................................   35
          Fixed Account Transfers...........................   37
          Conversion Rights.................................   37
          Dollar Cost Averaging.............................   37
          Asset Rebalancing Program.........................   38
          Third Party Asset Allocation Services.............   39
Charges and Deductions......................................   39
          Premium Charge....................................   40
          Monthly Deduction.................................   40
          Mortality and Expense Risk Charge.................   42
          Surrender Charge..................................   42
          Transfer Charge...................................   45
          Cash Withdrawal Charge............................   46
          Taxes.............................................   46
          Portfolio Expenses................................   46
          Group or Sponsored Policies.......................   46
          Associate Policies................................   47
Death Benefit...............................................   47
          Death Benefit Proceeds............................   47
          Base Policy Death Benefit.........................   48
          Effect of Cash Withdrawals on the Death Benefit...   49
          Effect of Adjustable Term Insurance Rider ("ATIR")
         on the Death Benefit...............................   50
          Choosing Death Benefit Options....................   50
          Changing the Death Benefit Option.................   50
          Decreasing the Specified Amount...................   51
          No Increases in the Specified Amount..............   51
          Payment Options...................................   51
Surrenders and Cash Withdrawals.............................   51
          Surrenders........................................   51
          Cash Withdrawals..................................   52
Loans.......................................................   53
          General...........................................   53
          Interest Rate Charged.............................   54
          Loan Reserve Interest Rate Credited...............   54
          Effect of Policy Loans............................   54
Policy Lapse and Reinstatement..............................   55
          Lapse.............................................   55
          No Lapse Period...................................   55
          Reinstatement.....................................   56
Federal Income Tax Considerations...........................   56
          Tax Status of the Policy..........................   57
          Tax Treatment of Policy Benefits..................   57
Other Policy Information....................................   60
          Our Right to Contest the Policy...................   60
          Suicide Exclusion.................................   61
          Misstatement of Age or Gender.....................   61
          Modifying the Policy..............................   61
          Benefits at Maturity..............................   61
          Payments We Make..................................   62
          Split Dollar Arrangements.........................   62

          Settlement Options................................   63
          Reports to Owners.................................   64
          Records...........................................   64
          Policy Termination................................   64
Supplemental Benefits (Riders)..............................   64
          Joint Insured Term Rider..........................   65
          Individual Insured Rider..........................   65
          Wealth Protector Rider............................   65
          Terminal Illness Accelerated Death Benefit
         Rider..............................................   66
          Adjustable Term Insurance Rider ("ATIR")..........   66
          Death Benefit Extension Rider.....................   68
IMSA........................................................   69
Performance Data............................................   69
          Rates of Return...................................   69
          Other Performance Data in Advertising Sales
         Literature.........................................   73
          Western Reserve's Published Ratings...............   74
Additional Information......................................   74
          Sale of the Policies..............................   74
          Legal Matters.....................................   75
          Legal Proceedings.................................   75
          Variations in Policy Provisions...................   75
          Personalized Illustrations of Policy Benefits.....   75
          Experts...........................................   75
          Financial Statements..............................   76
          Additional Information about Western Reserve......   76
          Western Reserve's Directors and Officers..........   77
          Additional Information about the Separate
         Account............................................   81
Appendix A -- Wealth Indices of Investments in the U.S.
  Capital Market............................................   82
Index to Financial Statements...............................   84
          WRL Series Life Account...........................   85
          Western Reserve Life Assurance Co. of Ohio........  126

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 accounts                The options to which you can allocate your money. The
                         accounts include the fixed account and the subaccounts in
                         the separate account.
                         ------------------------------------------------------------
 attained age            The issue age of each joint insured, plus the number of
                         completed years since the Policy date.
                         ------------------------------------------------------------
 Base Policy             The WRL Freedom Wealth Protector variable life insurance
                         policy without any supplemental riders.
                         ------------------------------------------------------------
 beneficiary(ies)        The person or persons you select to receive the death
                         benefit from this Policy. You can name a primary beneficiary and contingent beneficiaries.
                         ------------------------------------------------------------
 cash value              The sum of your Policy's value in the subaccounts and the
                         fixed account. If there is a Policy loan outstanding, the
                         cash value includes any amounts held in our fixed account to secure the Policy loan.
                         ------------------------------------------------------------
 death benefit proceeds  The amount we will pay to the beneficiary(ies) on the surviving insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount and
                         any due and unpaid monthly deductions. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.
                         ------------------------------------------------------------
 fixed account           An option to which you may allocate premiums and cash value.
                         We guarantee that any amounts you allocate to the fixed
                         account will earn interest at a declared rate. New Jersey
                         residents: the fixed account is NOT available to you.
                         ------------------------------------------------------------
 free-look period        The period during which you may return the Policy and
                         receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look
                         period is listed in the Policy.
                         ------------------------------------------------------------
 funds                   Investment companies which are registered with the U.S.
                         Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our
                         subaccounts. We reserve the right to add other registered
                         investment companies to the Policy in the future.
                         ------------------------------------------------------------
 in force                While coverage under the Policy is active and both insureds'
                         lives remains insured.
                         ------------------------------------------------------------
 initial premium         The amount you must pay before insurance coverage begins
                         under this Policy. The initial premium is shown on the
                         schedule page of your Policy.
                         ------------------------------------------------------------
 issue age               Each joint insured's age on his or her birthday nearest to the Policy date.
                         ------------------------------------------------------------
 joint insureds          The persons whose lives are insured by this Policy.
                         ------------------------------------------------------------
 lapse                   When life insurance coverage ends because you do not have
                         enough cash value in the Policy to pay the monthly
                         deduction, the surrender charge and any outstanding loan
                         amount, and you have not made a sufficient payment by the
                         end of a grace period.
                         ------------------------------------------------------------
 loan amount             The total amount of all outstanding Policy loans, including both principal and interest due.
                         ------------------------------------------------------------
 loan reserve            A part of the fixed account to which amounts are transferred as collateral for Policy loans.
                         ------------------------------------------------------------


 maturity date           The Policy anniversary nearest the younger joint insured's
                         100th birthday, if either joint insured is living and the
                         Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date
                         benefit provision.
                         ------------------------------------------------------------
 minimum                 The amount shown on your Policy schedule page (unless
 monthly                 changed when you change death benefit options, decrease the
 guarantee               specified amount, or add or increase a rider) that we use
 premium                 during the no lapse period to determine whether a grace
                         period will begin. We will adjust the minimum monthly
                         guarantee premium if you change death benefit options,
                         decrease the specified amount, or increase or add a rider.
                         We make this determination whenever your net surrender value is not enough to meet monthly deductions.
                         ------------------------------------------------------------
 Monthiversary           This is the day of each month when we determine Policy
                         charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date in a calendar month, the Monthiversary is the next valuation
                         date.
                         ------------------------------------------------------------
 monthly                 The monthly Policy charge, plus the monthly cost of
 deduction               insurance charge, plus the monthly death benefit guarantee charge, plus the monthly charge for any riders added to your
                         Policy.
                         ------------------------------------------------------------
 net premium             The part of your premium that we allocate to the fixed
                         account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.
                         ------------------------------------------------------------
 net surrender           The amount we will pay you if you surrender the Policy while
 value                   it is in force. The net surrender value on the date you
                         surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary.
                         ------------------------------------------------------------
 no lapse date           Either (1) the later of target premium attained age 65 or
                         five Policy years, or (2) the later of target premium
                         attained age 75 or ten Policy years. You select the no lapse date on the Policy application.
                         ------------------------------------------------------------
 no lapse period         The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain
                         conditions are met.
                         ------------------------------------------------------------
 office                  Our administrative office and mailing address is P.O. Box
                         5068, Clearwater, Florida 33758-5068. Our street address is
                         570 Carillon Parkway, St. Petersburg, Florida 33716. Our
                         phone number is 1-800-851-9777, extension 6539. Our hours
                         are Monday-Friday from 8:00 a.m.-8:00 p.m. Eastern time.
                         ------------------------------------------------------------
 planned periodic        A premium payment you make in a level amount at a fixed
 premium                 interval over a specified period of time.
                         ------------------------------------------------------------
 Policy date             The date when our underwriting process is complete, full
                         life insurance coverage goes into effect, we begin to make the monthly deductions, and your initial net premium is
                         allocated to the WRL Transamerica Money Market subaccount.
                         The Policy date is shown on the schedule page of your
                         Policy. We measure Policy months, years, and anniversaries from the Policy date.
                         ------------------------------------------------------------


 portfolio               One of the separate investment portfolios of a fund.
                         ------------------------------------------------------------
 premiums                All payments you make under the Policy other than loan
                         repayments.
                         ------------------------------------------------------------
 record date             The date we record your Policy on our books as an in force
                         Policy, and we allocate your cash value from the WRL
                         Transamerica Money Market subaccount to the accounts that
                         you elected on your application.
                         ------------------------------------------------------------
 separate                The WRL Series Life Account. It is a separate investment
 account                 account that is divided into subaccounts. We established the separate account to receive and invest net premiums under
                         the Policy and other variable life insurance policies we
                         issue.
                         ------------------------------------------------------------
 specified               The minimum death benefit we will pay under the Policy
 amount                  provided the Policy is in force. It is the amount shown on the Policy's schedule page, unless you decrease the
                         specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you
                         choose the Option A (level) death benefit.
                         ------------------------------------------------------------
 subaccount              A subdivision of the separate account that invests
                         exclusively in shares of one investment portfolio of a fund.
                         ------------------------------------------------------------
 surrender               If, during the first 15 Policy years, you fully surrender
 charge                  the Policy, we will deduct a surrender charge from the cash value.
                         ------------------------------------------------------------
 surviving               The joint insured who remains alive after the other joint
 insured                 insured has died.
                         ------------------------------------------------------------
 target                  The target premium attained age is the target premium age
 premium                 plus the number of completed Policy years. The target
 attained                premium age equals the average of the joint insureds' issue
 age                     ages, rounded down, but no more than the younger joint
                         insured's age plus ten years.
                         ------------------------------------------------------------
 termination             When neither of the joint insured's lives is no longer
                         insured under the Policy.
                         ------------------------------------------------------------
 valuation date          Each day the New York Stock Exchange is open for trading.
                         Western Reserve is open for business whenever the New York
                         Stock Exchange is open.
                         ------------------------------------------------------------
 valuation               The period of time over which we determine the change in the
 period                  value of the subaccounts. Each valuation period begins at
                         the close of normal trading on the New York Stock Exchange
                         (currently 4:00 p.m. Eastern time on each valuation date)
                         and ends at the close of normal trading of the New York
                         Stock Exchange on the next valuation date.
                         ------------------------------------------------------------
 we, us, our
 (Western                Western Reserve Life Assurance Co. of Ohio.
 Reserve)
                         ------------------------------------------------------------


 written notice          The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be
                         complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.
                         ------------------------------------------------------------
 you, your,              The person(s) who owns the Policy, and who may exercise all
 (owner(s) or            rights under the Policy while either or both joint insureds
 policyowner(s))         are living. If two owners are named, the Policy will be
                         owned jointly and the consent of each owner will be required to exercise ownership rights.
                         ------------------------------------------------------------

POLICY SUMMARY                                   WRL FREEDOM WEALTH PROTECTOR(R)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       This summary provides only a brief overview of the more important features of the Policy. More detailed information about the Policy appears later in this prospectus. PLEASE READ THE REMAINDER OF THIS PROSPECTUS CAREFULLY.

THE POLICY IN GENERAL

       The WRL Freedom Wealth Protector(R) is a joint survivorship flexible premium variable life insurance policy. The Policy insures two lives with a death benefit payable on the death of the surviving insured. Joint insureds may be both male, both female or male and female. The insured will be the surviving insured of the joint insureds stated in the Policy.


       The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. (See Risk Summary p. 12.) You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.


       A few of the Policy features listed below are not available in all states, may vary depending upon when your Policy was issued and may not be suitable for your particular situation. Certain states place restrictions on some of the Policy features. Please consult your agent and refer to your Policy for details.

PREMIUMS

 -- You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip premium payments.
 --     Unplanned premiums may be made, within limits.
 --     Premium payments must be at least $100 per month.
 -- You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.
 -- Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals and MINUS any outstanding loan amount) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month. If you take a cash withdrawal or a loan, you may need to pay additional premiums in order to keep the no lapse guarantee in place.
 -- The minimum monthly guarantee premium on the Policy date is shown on your Policy schedule page. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or increase or add a rider.
 -- Under certain circumstances, extra premiums may be required to prevent lapse.
 -- Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund.

DEDUCTIONS FROM PREMIUM BEFORE WE PLACE IT IN A SUBACCOUNT AND/OR THE FIXED ACCOUNT

 --     For the first ten Policy years: 6.0% premium expense charge.
 --     After the tenth year: 2.5% premium expense charge.

INVESTMENT OPTIONS


       Subaccounts. Over the lifetime of your Policy, you may direct the money in your Policy to a total of 18 subaccounts of the WRL Series Life Account (the fixed account counts as one subaccount). For administrative reasons, we currently limit the number of subaccounts in which you can invest during the lifetime of your Policy to 18 subaccounts (including the fixed account). Even if you remove all the cash value from one subaccount, that subaccount will still show as active with a cash value of zero. You will be able to allocate future monies back into this subaccount but you will not be able to designate it as a different subaccount. For example, you allocate monies to the WRL Janus Growth subaccount. After a year, you decide to transfer that money to the WRL LKCM Strategic Total Return subaccount, the WRL Janus Growth subaccount will still show as an active subaccount (and count toward the 18 subaccount maximum) even though you have no cash value in it. You could allocate or transfer future monies into the WRL Janus Growth subaccount. Each subaccount invests exclusively in one investment portfolio of a fund. THE MONEY YOU PLACE IN THE SUBACCOUNTS IS NOT GUARANTEED. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


       The portfolios available to you are:


AEGON/TRANSAMERICA SERIES FUND, INC.



[ ]   Munder Net50
[ ]   Van Kampen Emerging Growth
[ ]   T. Rowe Price Small Cap
[ ]   PBHG Mid Cap Growth
        (formerly Pilgrim Baxter Mid Cap Growth)
[ ]   Alger Aggressive Growth
[ ]   Third Avenue Value
[ ]   Value Line Aggressive Growth
[ ]   American Century International
        (formerly GE International Equity)
[ ]   Janus Global*
[ ]   Gabelli Global Growth
[ ]   Great Companies -- Global(2)
[ ]   Great Companies -- Technology(SM)
[ ]   Janus Growth
[ ]   LKCM Capital Growth
[ ]   Goldman Sachs Growth
[ ]   GE U.S. Equity
[ ]   Great Companies -- America(SM)**
[ ]   Salomon All Cap
[ ]   Dreyfus Mid Cap
[ ]   PBHG/NWQ Value Select
        (formerly NWQ Value Equity)
[ ]   Transamerica U.S. Government Securities
[ ]   T. Rowe Price Dividend Growth
[ ]   Transamerica Value Balanced***
        (formerly Dean Asset Allocation)
[ ]   LKCM Strategic Total Return
[ ]   Clarion Real Estate Securities (formerly
        J.P. Morgan Real Estate Securities)
[ ]   Federated Growth & Income
[ ]   Janus Balanced
[ ]   AEGON Bond
[ ]   Transamerica Money Market
        (formerly J.P. Morgan Money Market)
[ ]   Conservative Asset Allocation
[ ]   Moderate Asset Allocation
[ ]   Moderately Aggressive Asset Allocation


[ ]   Aggressive Asset Allocation
[ ]   Transamerica Convertible Securities
[ ]   PIMCO Total Return
[ ]   Transamerica Equity (formerly Growth
        Portfolio of Transamerica Variable
        Insurance Fund, Inc.)
[ ]   Transamerica Growth Opportunities (formerly
        Small Company Portfolio of Transamerica
        Variable Insurance Fund, Inc.)
[ ]   J.P. Morgan Enhanced Index
[ ]   Capital Guardian Value
[ ]   Capital Guardian U.S. Equity



  *This portfolio is only available to policyowners who purchased the Policy before September 1, 2000.



 **As of April 26, 2002, the C.A.S.E. Growth portfolio merged into the Great
   Companies -- America(SM) portfolio.



***As of April 26, 2002, the AEGON Balanced portfolio merged into the Transamerica Value Balanced portfolio.



FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) -- SERVICE CLASS 2



[ ] VIP Equity-Income Portfolio



[ ] VIP II Contrafund(R) Portfolio



[ ] VIP III Growth Opportunities Portfolio


       Fixed Account. You may also direct the money in your Policy to the fixed account. The fixed account will count as one of your allowed 18 subaccounts. Money you place in the fixed account is guaranteed, and will earn interest at a current interest rate declared from time to time. The annual interest rate will equal at least 4.0%. The fixed account is NOT available to residents of New Jersey.

CASH VALUE

 -- Cash value equals the sum of your Policy's value in the subaccounts and the fixed account. If there is a loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.
 -- Cash value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals, and Policy loans).
 -- Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit.
 -- There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount (including interest you owe on any Policy loan(s)).

 -- The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums. See Minimum Monthly Guarantee Premium p. 30.


TRANSFERS

 -- You can transfer cash value among the subaccounts and the fixed account. We charge a $10 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
 --     You may make transfers in writing, by telephone or by fax.
 --     Policy loans reduce the amount of cash value available for transfers.
 --     Dollar cost averaging and asset rebalancing programs are available.

 -- You may make one transfer per Policy year from the fixed account, and we must receive at our office your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account. The amount of your transfer is limited to the greater of:

     + 25% of your value in the fixed account (currently we allow up to 50% of your value, but the 50% limit is not guaranteed); OR

     + the amount you transferred from the fixed account in the preceding Policy year.

CHARGES AND DEDUCTIONS

 -- PREMIUM EXPENSE CHARGE: We deduct 6.0% from each premium payment during the first ten Policy years. After the tenth year we reduce the charge to 2.5%.
 -- MONTHLY POLICY CHARGE: We deduct $5.00 from your cash value each month. We may increase this charge but we guarantee that it will not exceed $10.00.
 -- MONTHLY DEATH BENEFIT GUARANTEE CHARGE: We deduct this charge from your cash value each month. The amount of this charge is shown on the schedule page of your Policy and will be $0.04 for each $1,000 of your initial specified amount. We will deduct this charge only until the no lapse date you chose on the application.

 -- COST OF INSURANCE CHARGES: Deducted monthly from your cash value. Your charges vary each month with each joint insured's attained age, gender, the specified amount, the death benefit option you choose, and the investment experience of the portfolios in which you invest. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate.


 -- MORTALITY AND EXPENSE RISK CHARGE: Deducted daily from each subaccount at an annual rate of 0.90% of your average daily net assets of each subaccount. For Policies issued after July 1, 2001, we intend to reduce this amount to 0.30% after the 15th Policy year, but we do not guarantee that we will do so. This reduction also applies to all Associate Policies issued to date.


 -- SURRENDER CHARGE: Deducted when a full surrender occurs during the first 15 Policy years. One portion is a deferred issue charge equal to $5.00 per thousand of initial specified amount. The other is calculated by multiplying total premiums paid up to the guideline premium by 26.5%, and any premium paid above the guideline premium by smaller percentages that vary by issue age and gender. The surrender charge is equal to the deferred issue charge of $5.00 per thousand of initial specified amount plus 26.5% multiplied by the total premiums paid up to the guideline premium shown in your Policy, PLUS a percentage which varies from 4.2% at younger issue ages and declines to 1.2% at older issue ages, MULTIPLIED by the total premiums paid in excess of the guideline premium. This sum is then MULTIPLIED by the surrender charge percentages which range from 100% for the first ten Policy years and declines to zero at the end of the 15th Policy year. See Charges and Deductions -- Surrender Charge p. 42. We reduce the total surrender charge at the rate of 20% per year, beginning in Policy year 11, until it reaches zero at the end of the 15th Policy year. THIS CHARGE MAY BE SIGNIFICANT. You may have no net surrender value if you surrender your Policy in the first few Policy years.

 -- TRANSFER FEE: We deduct $10 for each transfer in excess of 12 per Policy year.
 -- RIDER CHARGES: We deduct charges each month for the optional insurance benefits (riders) you select. Each rider will have its own charge.
 -- CASH WITHDRAWAL FEE: We deduct a processing fee for cash withdrawals equal to the lesser of $25 or 2% of the withdrawal.

 -- PORTFOLIO EXPENSES: The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from 0.39% to 1.50% annually, depending on the portfolio. See Portfolio Annual Expense Table p. 14. See also the fund prospectuses.

PORTFOLIO ANNUAL EXPENSE TABLE



       This table shows the fees and expenses charged by each portfolio. More detail concerning each portfolio's fees and expenses is contained in the fund prospectuses.



ANNUAL PORTFOLIO OPERATING EXPENSES(1)


(As a percentage of average portfolio assets)



                                                     OTHER                           GROSS
                                                    EXPENSES                    TOTAL PORTFOLIO   FEES AND EXPENSES    NET TOTAL
                                   MANAGEMENT   (AFTER WAIVER OR   RULE 12B-1       ANNUAL            WAIVED OR        PORTFOLIO
  PORTFOLIO                           FEES       REIMBURSEMENT)       FEES         EXPENSES          REIMBURSED        EXPENSES
  AEGON/TRANSAMERICA SERIES FUND,
    INC.(2)
  Munder Net50                        0.90%           0.10%            N/A            1.72%              0.72%           1.00%
  Van Kampen Emerging Growth          0.80%           0.12%            N/A            0.92%               N/A            0.92%
  T. Rowe Price Small Cap             0.75%           0.25%            N/A            1.05%              0.05%           1.00%
  PBHG Mid Cap Growth                 0.87%           0.13%            N/A            1.08%              0.08%           1.00%
  Alger Aggressive Growth             0.80%           0.17%            N/A            0.97%               N/A            0.97%
  Third Avenue Value                  0.80%           0.12%            N/A            0.92%               N/A            0.92%
  Value Line Aggressive Growth        0.80%           0.20%            N/A            1.56%              0.56%           1.00%
  American Century International      1.00%           0.50%            N/A            1.63%              0.13%           1.50%
  Janus Global(7)                     0.80%           0.15%            N/A            0.95%               N/A            0.95%
  Gabelli Global Growth               1.00%           0.20%            N/A            1.28%              0.08%           1.20%
  Great Companies -- Global(2)        0.80%           0.20%            N/A            1.59%              0.59%           1.00%
  Great
    Companies -- Technology(SM)       0.80%           0.19%            N/A            0.99%               N/A            0.99%
  Janus Growth                        0.80%           0.09%            N/A            0.89%               N/A            0.89%
  LKCM Capital Growth                 0.80%           0.20%            N/A            3.18%              2.18%           1.00%
  Goldman Sachs Growth                0.90%           0.10%            N/A            1.21%              0.21%           1.00%
  GE U.S. Equity                      0.80%           0.14%            N/A            0.94%               N/A            0.94%
  Great
    Companies -- America(SM(8)        0.80%           0.09%            N/A            0.89%               N/A            0.89%
  Salomon All Cap                     0.85%           0.15%            N/A            1.00%               N/A            1.00%
  Dreyfus Mid Cap                     0.85%           0.15%            N/A            1.34%              0.34%           1.00%
  PBHG/NWQ Value Select               0.80%           0.14%            N/A            0.94%               N/A            0.94%
  T. Rowe Price Dividend Growth       0.90%           0.10%            N/A            1.18%              0.18%           1.00%
  Transamerica Value Balanced(9)      0.75%           0.11%            N/A            0.86%               N/A            0.86%
  LKCM Strategic Total Return         0.80%           0.09%            N/A            0.89%               N/A            0.89%
  Clarion Real Estate Securities      0.80%           0.20%            N/A            1.13%              0.13%           1.00%
  Federated Growth & Income           0.75%           0.11%            N/A            0.86%               N/A            0.86%
  Janus Balanced(3)                   0.90%           0.50%            N/A            1.40%               N/A            1.40%
  AEGON Bond                          0.45%           0.10%            N/A            0.55%               N/A            0.55%
  Transamerica Money Market(10)       0.35%           0.04%            N/A            0.39%               N/A            0.39%
  Conservative Asset
    Allocation(3)(6)                  0.10%           1.26%            N/A            1.36%               N/A            1.36%
  Moderate Asset Allocation(3)(6)     0.10%           1.25%            N/A            1.35%               N/A            1.35%
  Moderately Aggressive Asset
    Allocation(3)(6)                  0.10%           1.23%            N/A            1.33%               N/A            1.33%
  Aggressive Asset
    Allocation(3)(6)                  0.10%           1.22%            N/A            1.32%               N/A            1.32%
  Transamerica Convertible
    Securities(3)                     0.80%           0.50%            N/A            1.30%               N/A            1.30%
  PIMCO Total Return(3)               0.70%           0.50%            N/A            1.20%               N/A            1.20%
  Transamerica Equity                 0.75%           0.10%            N/A            0.91%              0.06%           0.85%
  Transamerica Growth
    Opportunities                     0.85%           0.35%            N/A            5.89%              4.69%           1.20%
  Transamerica U.S. Government
    Securities                        0.65%           0.10%            N/A            0.75%               N/A            0.75%
  J.P. Morgan Enhanced Index          0.75%           0.12%            N/A            0.87%               N/A            0.87%
  Capital Guardian Value              0.85%           0.09%            N/A            0.94%               N/A            0.94%
  Capital Guardian U.S. Equity        0.85%           0.23%            N/A            1.08%               N/A            1.08%
  FIDELITY VARIABLE INSURANCE
    PRODUCTS FUND (VIP)--SERVICE
    CLASS 2(5)
    VIP Equity-Income Portfolio       0.48%           0.11%           0.25%(4)        0.84%               N/A            0.84%
    VIP Contrafund(R) Portfolio       0.58%           0.11%           0.25%(4)        0.94%               N/A            0.94%
    VIP Growth Opportunities
      Portfolio                       0.58%           0.12%           0.25%(4)        0.95%               N/A            0.95%



 (1)The fee table information relating to the portfolios was provided to Western Reserve by the funds. Western Reserve has not independently verified such information.


 (2)Effective January 1, 1997, the Board of the AEGON/Transamerica Series Fund, Inc. ("Series Fund") authorized the Series Fund to charge each portfolio of the Series Fund an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the Series Fund will not deduct the fee from any portfolio before April 30, 2003. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the Series Fund prospectus for more details.


 (3)Because this portfolio did not commence operations until May 1, 2002, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.


 (4)The 12b-1 fee deducted for the Fidelity Variable Insurance Products Funds
    (VIP) (the "Fidelity VIP Funds") covers certain shareholder support services provided by companies selling variable contracts investing in the Fidelity VIP Funds. The 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies will be remitted to AFSG, the principal underwriter for the Policies.


 (5)Total Portfolio Annual Expenses for Service Class 2 shares were lower than those shown in the Fee Table because a portion of the brokerage commissions that the Fidelity VIP Funds paid was used to reduce each Fund's expenses. In addition, through arrangements with each Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's custodian expenses. See the accompanying Fidelity VIP Funds prospectuses. Actual expenses were: VIP Equity-Income Portfolio -- 0.83%; VIP Contrafund(R) Portfolio -- 0.90%; and VIP Growth Opportunities
    Portfolio -- 0.93%.


 (6)This portfolio is a "fund of funds" that invests in other Series Fund portfolios. The Series Fund prospectus provides specific information on the fees and expenses of this portfolio. This portfolio has its own set of operating expenses, as does each of the underlying Series Fund portfolios in which it invests. The range of the average weighted expense ratio, including such indirect expenses of the underlying Series Fund portfolios, is expected to be 0.64% to 1.75% for the Moderate Asset Allocation, Moderately Aggressive Asset Allocation and the Aggressive Asset Allocation portfolios. The range for the Conservative Asset Allocation portfolio is expected to be 0.64% to 1.65%. A range is provided since the allocation of assets to various underlying Series Fund portfolios will fluctuate. Over time, the cost of investment in an asset allocation "fund of funds" portfolio will increase the cost of your investment and may cost you more than investing in a Series Fund portfolio without asset allocation.


 (7)Effective September 1, 2000, this portfolio was no longer available for investment to new policyowners.


 (8)As of April 26, 2002, the C.A.S.E. Growth portfolio merged into the Great Companies -- America(SM) portfolio.


 (9)As of April 26, 2002, the AEGON Balanced portfolio merged into the Transamerica Value Balanced portfolio. Effective August 27, 2001, the management fee was reduced to 0.75%.


(10)Effective May 1, 2002, the management fee was reduced to 0.35%.



       The purpose of the preceding table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios of the funds for the fiscal year ended December 31, 2001 (except as noted in the footnotes). Expenses of the funds may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the fund prospectuses which accompany this prospectus.


LOANS

 -- After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, less any surrender charge and any already outstanding loan amount.
 -- We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges.
 --     The minimum loan amount is generally $500.

 -- You may request a loan either by calling us or by writing or faxing us written instructions at our office.

 -- We charge 5.2% interest annually. You will be charged the interest in advance each year on any outstanding loan amount.
 -- To secure the loan, we transfer a portion of your cash value to a loan reserve account. The amount we transfer is equal to the loan plus interest in advance until the next Policy anniversary. The loan reserve account is part of the fixed account. You will earn at least 4.0% interest on amounts in the loan reserve account.
 -- Federal income taxes and a penalty tax may apply to loans you take against the Policy.

 --     There are risks involved in taking a Policy loan. See Risk Summary p.
        12.


BASE POLICY DEATH BENEFIT

 --     You must choose one of two death benefit options. We offer the following:
      --     Option A is the greater of:
         +    the current specified amount, or

         + a specified percentage, multiplied by the Policy's cash value on the date of the surviving insured's death.
      --     Option B is the greater of:
         + the current specified amount, plus the Policy's cash value on the date of the surviving insured's death, or
         + a specified percentage, multiplied by the Policy's cash value on the date of the surviving insured's death.
 -- So long as the Policy does not lapse, the minimum death benefit we pay under any option will be the current specified amount.
 -- The minimum specified amount for a Policy is $100,000. We will state the minimum specified amount in your Policy. You cannot decrease the specified amount below this minimum.
 -- We will reduce the death benefit proceeds by the amount of any outstanding Policy loan, and any due and unpaid charges.
 -- We will increase the death benefit proceeds by any additional insurance benefits you add by rider, and any interest you paid in advance on any loan for the period between the date of death and the next Policy anniversary.
 -- After the third Policy year, you may change the death benefit option or decrease the specified amount (but not both) once each Policy year. A change in death benefit option or a decrease in specified amount cannot reduce your specified amount below the minimum specified amount as shown in your Policy.
 -- Under current tax law, the death benefit should be income tax free to the beneficiary.
 -- The death benefit is available in a lump sum or a variety of payout options.

CASH WITHDRAWALS AND SURRENDERS

 -- You may take one withdrawal of cash value per Policy year after the first Policy year.
 --     The amount of the withdrawal must be:
     +    no less than $500; and
     +    no more than 10% of the net surrender value.

     + after the 10th Policy year, for Policies with a specified amount of at least $500,000 at the time of the withdrawal, we currently intend to limit the withdrawal amount to the greater of 10% of the net surrender value or the amount of premiums paid in the Policy, less any previous withdrawals.

 -- We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.
 --     There is no surrender charge assessed when you take a cash withdrawal.
 -- A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.
 -- If you choose death benefit Option A, we will reduce the current specified amount by the dollar amount of the withdrawal.
 -- Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.
 -- You may fully surrender the Policy at any time before the insured's death or the maturity date. You will receive the net surrender value (cash value, MINUS any surrender charge, MINUS any outstanding loan amount, PLUS any interest you paid in advance on the loan for the period between the surrender date and the next Policy anniversary). The surrender charge will apply during the first 15 Policy years.

ILLUSTRATIONS



 -- Illustrations of death benefits, cash value and net surrender value used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered representative of past or future performance.



 -- Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.



 -- We have filed an example of an illustration based on hypothetical rates of return as an exhibit to the registration statement to this prospectus.



COMPENSATION



 -- We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies. For a discussion of these arrangements, see Sale of the Policies.



INQUIRIES



       If you need more information, please contact our office at:



                Western Reserve Life


                P.O. Box 5068


                Clearwater, Florida 33758-5068


                1-800-851-9777, extension 6539


                Facsimile: 1-727-299-1648


                (Our hours are Monday-Friday 8:00 a.m.-8:00 p.m. Eastern time)


                www.westernreserve.com



RISK SUMMARY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 INVESTMENT              If you invest your cash value in one or more subaccounts,
 RISK                    you will be subject to the risk that investment performance could be unfavorable and that the cash value of your Policy would decrease. YOU COULD LOSE EVERYTHING YOU INVEST, AND
                         YOUR POLICY COULD LAPSE. If you select the fixed account,
                         your cash value in the fixed account is credited with a
                         declared rate of interest, but you assume a risk that the
                         rate may decrease, although it will never be lower than a
                         guaranteed minimum annual effective rate of 4.0%.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------


 RISK OF LAPSE           If your Policy fails to meet certain conditions, we will
                         notify you that the Policy has entered a 61-day grace period and will lapse unless you make a sufficient payment during the grace period.
                         Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as
                         long as you pay sufficient minimum monthly guarantee
                         premiums. If you do not pay these premiums, you will
                         automatically lose the no lapse guarantee and you will
                         increase the risk that your Policy will lapse. In addition, if you take a cash withdrawal or Policy loan, you will
                         increase the risk of losing the no lapse guarantee. We
                         deduct the total amount of your withdrawals and any
                         outstanding loans from your premiums paid when we determine whether your minimum monthly guarantee premiums are high
                         enough to keep the no lapse period in effect.
                         If you change death benefit options, decrease the specified amount or add or increase a rider, we will adjust the amount of your minimum monthly guarantee premium.
                         Before you take a cash withdrawal, loan, decrease the
                         specified amount, or increase or add a rider, you should
                         consider carefully the effect it will have on the no lapse guarantee.
                         After the no lapse period, your Policy may lapse if loans, withdrawals, the monthly deductions and insufficient
                         investment returns reduce the net surrender value to zero.
                         The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value, minus the surrender charge, minus any outstanding loan amount and plus any interest paid in advance) is not enough to pay the
                         monthly deduction due.
                         A Policy lapse will have adverse tax consequences. See
                         Federal Income Tax Considerations p. 56 and Policy Lapse and
                         Reinstatement p. 55.
                         You may reinstate this Policy within five years after it has lapsed (and prior to the maturity date), if the joint
                         insureds meet the insurability requirements and you pay the amount we require.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 TAX RISKS               A Policy must satisfy certain requirements set forth in the
 (INCOME TAX             Internal Revenue Code in order to qualify as life insurance
 AND MEC)                for federal income tax purposes. It is reasonable to
                         conclude that the Policy will generally be deemed a life
                         insurance policy under federal tax law, so that the death
                         benefit paid to the beneficiary will not be subject to
                         federal income tax.
                         Depending on the total amount of premiums you pay, the
                         Policy may be treated as a modified endowment contract
                         ("MEC") under federal tax laws. If a Policy is treated as a
                         MEC, partial withdrawals, surrenders and loans will be
                         taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on cash withdrawals, surrenders and loans taken before you reach age 59 1/2. If a Policy is not treated as a MEC,
                         partial surrenders and withdrawals will not be subject to
                         tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for
                         assistance in all tax matters involving your Policy.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------


 LIMITS ON CASH          The Policy permits you to take only one cash withdrawal per
 WITHDRAWALS             Policy year, after the first Policy year has been completed.
                         The amount you may withdraw is limited to 10% of the net
                         surrender value. After the 10th Policy year, for Policies
                         with a specified amount of at least $500,000 at the time of the withdrawal, we currently intend to limit the withdrawal amount to the greater of 10% of the net surrender value or the amount of the premiums paid in the Policy, less any
                         previous withdrawals.
                         A cash withdrawal will reduce cash value, so it will
                         increase the risk that the Policy will lapse. A cash
                         withdrawal may also increase the risk that the no lapse
                         period will not remain in effect.
                         A cash withdrawal will reduce the death benefit. If you
                         select death benefit Option A, a cash withdrawal will
                         permanently reduce the specified amount of the Policy by the amount of the withdrawal. A cash withdrawal also reduces the death benefit under Option B because the cash value is
                         reduced. In some circumstances, a cash withdrawal may reduce the death benefit by more than the dollar amount of the
                         withdrawal.
                         Federal income taxes and a penalty tax may apply to cash
                         withdrawals and surrenders.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 LOAN RISKS              A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from
                         the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed
                         interest rate of not less than 4.0% to the loan collateral.
                         We currently credit interest at 4.75% annually, but we are not obligated to do so in the future. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the
                         investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.
                         We also charge interest on Policy loans at a rate of 5.2% to be paid in advance. Interest is added to the amount of the loan to be repaid.
                         A Policy loan affects the death benefit because a loan
                         reduces the death benefit proceeds and net surrender value by the amount of the outstanding loan.
                         A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no
                         lapse period will end. There is also a risk that if the
                         loan, insurance charges and unfavorable investment
                         experience reduce your net surrender value, and the no lapse period is no longer in effect, then the Policy will lapse.
                         Adverse tax consequences would result.


                         If a loan from a Policy is outstanding when the Policy is
                         canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness
                         will be taxed as if it were a distribution from the Policy.
                         Policy loans may have tax consequences. You should consult a tax advisor before taking out a Policy loan. See Federal
                         Income Tax Considerations p. 56.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 EFFECTS OF THE          THE SURRENDER CHARGE UNDER THIS POLICY IS SIGNIFICANT,
 SURRENDER               ESPECIALLY IN THE EARLY POLICY YEARS. IT IS LIKELY YOU WILL
 CHARGE                  RECEIVE NO NET SURRENDER VALUE IF YOU SURRENDER YOUR POLICY
                         IN THE FIRST FEW POLICY YEARS. You should purchase this
                         Policy only if you have the financial ability to keep it in force at the initial specified amount for a substantial
                         period of time.
                         Even if you do not ask to surrender your Policy, the
                         surrender charge plays a role in determining whether your
                         Policy will lapse. Each month we will use the cash value
                         (reduced by the surrender charge and reduced by outstanding loans and interest paid in advance not yet earned) to
                         measure whether your Policy will remain in force or will
                         enter a grace period.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 LEVERAGE RISKS          Please be aware that the investment returns under the Policy are not guaranteed. If you purchase any portion of this
                         Policy (including any riders) using loan proceeds, and
                         investment returns are less than expected, or your loan and withdrawal history under the Policy results in lower than
                         expected cash value, you may be required to pay additional premiums in order to maintain the Policy in force. Such
                         costs would be in addition to the principal and interest
                         accruing on loans outside the Policy.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 COMPARISON              Like fixed benefit life insurance, the Policy offers a death
 WITH OTHER              benefit and can provide a cash value, loan privileges and a
 INSURANCE               value on surrender. However, the Policy differs from a fixed
 POLICIES                benefit policy because it allows you to place your premiums in investment subaccounts. The amount and duration of life insurance protection and of the Policy's cash value will
                         vary with the investment performance of the amounts you
                         place in the subaccounts. In addition, the cash value and
                         net surrender value will always vary with the investment
                         results of your selected subaccounts.
                         As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------


WESTERN RESERVE AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN RESERVE

       Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve was incorporated under Ohio law on October 1, 1957. We have established the separate account to support the investment options under this Policy and under other variable life insurance policies we issue. Our general account supports the fixed account under the Policy. Western Reserve intends to sell this Policy in all states (except New York), Puerto Rico, Guam and the District of Columbia.


THE FIXED ACCOUNT

       The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 4.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no specific formula for determining interest rates.

       Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 4.0%.

       We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

       New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any premiums or cash value to the fixed account. The fixed account is used solely for Policy loans.

       THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT

       The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

       For administrative reasons, we currently limit the number of subaccounts in which you can invest during the lifetime of your Policy to 18 subaccounts (including the fixed account). Even if you remove all the cash value from one subaccount, that subaccount will still show as active with a cash value of zero. You will be able to allocate future monies back into this subaccount but you will not be able to designate it as a different subaccount. For example, you allocate monies to the WRL Janus Growth subaccount. After a year, you decide to transfer that money to the WRL LKCM Strategic Total Return subaccount, the WRL Janus Growth subaccount will still show as an active subaccount (and count toward the 18 subaccount maximum) even though you have no cash value in it. You could allocate or transfer future monies into the WRL Janus Growth subaccount.

       Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

       The separate account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. We may substitute another subaccount, portfolio or insurance company separate account under the Policies if, in our judgment, investment in a subaccount or portfolio would no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of owners. No substitution shall take place without notice to owners and prior approval of the Securities and Exchange Commission ("SEC") and insurance company regulators, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") and applicable law.

THE FUNDS

       The separate account invests in shares of the portfolios. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

       Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

       Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED

INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PROSPECTUSES FOR THE FUNDS. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.


PORTFOLIO                                     SUB-ADVISER OR ADVISER                       INVESTMENT OBJECTIVE
---------                                     ----------------------                       --------------------
MUNDER NET50                        + Munder Capital Management                 + Seeks long-term capital appreciation.
VAN KAMPEN EMERGING GROWTH          + Van Kampen Asset Management Inc.          + Seeks capital appreciation by investing
                                                                                  primarily in common stocks of small and
                                                                                  medium-sized companies.
T. ROWE PRICE SMALL CAP             + T. Rowe Price Associates, Inc.            + Seeks long-term growth of capital by
                                                                                  investing primarily in common stocks of
                                                                                  small growth companies.
PBHG MID CAP GROWTH                 + Pilgrim Baxter & Associates, Ltd.         + Seeks capital appreciation.
ALGER AGGRESSIVE GROWTH             + Fred Alger Management, Inc.               + Seeks long-term capital appreciation.
THIRD AVENUE VALUE                  + EQSF Advisers, Inc.                       + Seeks long-term capital appreciation.
VALUE LINE AGGRESSIVE GROWTH        + Value Line, Inc.                          + Seeks to realize capital growth.
AMERICAN CENTURY INTERNATIONAL      + American Century Investment Management,   + Seeks capital growth.
                                      Inc.
JANUS GLOBAL                        + Janus Capital Management LLC              + Seeks long-term growth of capital in a
                                                                                  manner consistent with the preservation
                                                                                  of capital.
GABELLI GLOBAL GROWTH               + Gabelli Asset Management Company          + Seeks to provide investors with
                                                                                  appreciation of capital. Current income
                                                                                  is a secondary objective.
GREAT COMPANIES -- GLOBAL(2)        + Great Companies, L.L.C.                   + Seeks long-term growth of capital in a
                                                                                  manner consistent with preservation of
                                                                                  capital.
GREAT COMPANIES -- TECHNOLOGY(SM)   + Great Companies, L.L.C.                   + Seeks long-term growth of capital.
JANUS GROWTH                        + Janus Capital Management LLC              + Seeks growth of capital.
LKCM CAPITAL GROWTH                 + Luther King Capital Management            + Seeks long-term growth of capital
                                      Corporation                                 through a disciplined investment
                                                                                  approach focusing on companies with
                                                                                  superior growth prospects.

PORTFOLIO                                     SUB-ADVISER OR ADVISER                       INVESTMENT OBJECTIVE
---------                                     ----------------------                       --------------------
GOLDMAN SACHS GROWTH                + Goldman Sachs Asset Management            + Seeks long-term growth of capital.
GE U.S. EQUITY                      + GE Asset Management Incorporated          + Seeks long-term growth of capital.
GREAT COMPANIES -- AMERICA(SM)      + Great Companies, L.L.C.                   + Seeks long-term growth of capital.
SALOMON ALL CAP                     + Salomon Brothers Asset Management Inc.    + Seeks capital appreciation.
VIP CONTRAFUND(R) PORTFOLIO         + Fidelity Management & Research Company    + Seeks long-term capital appreciation by
                                      ("FMR")                                     investing primarily in a broad variety
                                                                                  of common stocks, using both
                                                                                  growth-oriented and contrarian
                                                                                  disciplines.
DREYFUS MID CAP                     + The Dreyfus Corporation                   + Seeks total investment returns
                                                                                  (including capital appreciation and
                                                                                  income), which consistently outperform
                                                                                  the S&P 400 Mid Cap Index.
PBHG/NWQ VALUE SELECT               + NWQInvestment Management Company, Inc.    + Seeks to achieve maximum, consistent
                                      and Pilgrim Baxter & Associates, Ltd.*      total return with minimum risk to
                                                                                  principal.
VIP EQUITY-INCOME PORTFOLIO         + Fidelity Management & Research Company    + Seeks reasonable income by investing
                                                                                  primarily in income-producing equity
                                                                                  securities.
VIP GROWTH OPPORTUNITIES PORTFOLIO  + Fidelity Management & Research Company    + Seeks capital growth by investing in a
                                                                                  wide range of common domestic and
                                                                                  foreign stocks, and securities
                                                                                  convertible into common stocks.
T. ROWE PRICE DIVIDEND GROWTH       + T. Rowe Price Associates, Inc.            + Seeks to provide an increasing level of
                                                                                  dividend income, long-term capital
                                                                                  appreciation and reasonable current
                                                                                  income through investments primarily in
                                                                                  dividend paying stocks.
TRANSAMERICA VALUE BALANCED         + Transamerica Investment Management, LLC   + Seeks preservation of capital and
                                                                                  competitive investment returns.

PORTFOLIO                                     SUB-ADVISER OR ADVISER                       INVESTMENT OBJECTIVE
---------                                     ----------------------                       --------------------
LKCM STRATEGIC TOTAL RETURN         + Luther King Capital Management            + Seeks to provide current income,
                                      Corporation                                 long-term growth of income and capital
                                                                                  appreciation.
CLARION REAL ESTATE SECURITIES      + Clarion CRA Securities, LP**              + Seeks long-term total return from
                                                                                  investments primarily in equity
                                                                                  securities of real estate companies.
                                                                                  Total return will consist of realized
                                                                                  and unrealized capital gains and losses
                                                                                  plus income.
FEDERATED GROWTH & INCOME           + Federated Investment Counseling           + Seeks total return by investing in
                                                                                  securities that have defensive
                                                                                  characteristics.
JANUS BALANCED                      + Janus Capital Management LLC              + Seeks long-term capital growth,
                                                                                  consistent with preservation of capital
                                                                                  and balanced by current income.
AEGON BOND                          + Banc One Investment Advisors Corp.***     + Seeks the highest possible current
                                                                                  income within the confines of the
                                                                                  primary goal of insuring the protection
                                                                                  of capital.
TRANSAMERICA MONEY MARKET           + Transamerica Investment Management,       + Seeks to provide maximum current income
                                      LLC**                                       consistent with preservation of
                                                                                  principal and maintenance of liquidity.
CONSERVATIVE ASSET ALLOCATION****   + AEGON/Transamerica Fund Advisers, Inc.    + Seeks current income and preservation of
                                                                                  capital.
MODERATE ASSET ALLOCATION****       + AEGON/Transamerica Fund Advisers, Inc.    + Seeks capital appreciation.
MODERATELY AGGRESSIVE ASSET         + AEGON/Transamerica Fund Advisers, Inc.    + Seeks capital appreciation.
ALLOCATION****
AGGRESSIVE ASSET ALLOCATION****     + AEGON/Transamerica Fund Advisers, Inc.    + Seeks capital appreciation and current
                                                                                  income.
TRANSAMERICA CONVERTIBLE            + Transamerica Investment Management, LLC   + Seeks maximum total return through a
SECURITIES                                                                        combination of current income and
                                                                                  capital appreciation.
   * Effective May 1, 2002, this portfolio will be co-subadvised by Pilgrim Baxter & Associates, Ltd.
  ** Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan Investment Management Inc.
 *** Prior to May 1, 2002, this portfolio was sub-advised by AEGON USA Investment Management, Inc.
**** Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

PORTFOLIO                                     SUB-ADVISER OR ADVISER                       INVESTMENT OBJECTIVE
---------                                     ----------------------                       --------------------
PIMCO TOTAL RETURN                  + Pacific Investment Management Company,    + Seeks maximum total return consistent
                                      LLC                                         with preservation of capital and prudent
                                                                                  investment management.
TRANSAMERICA EQUITY                 + Transamerica Investment Management, LLC   + Seeks to maximize long-term growth.
TRANSAMERICA GROWTH OPPORTUNITIES   + Transamerica Investment Management, LLC   + Seeks to maximize long-term growth.
TRANSAMERICA U.S. GOVERNMENT        + Transamerica Investment Management, LLC   + Seeks to provide as high a level of
SECURITIES                                                                        total return as is consistent with
                                                                                  prudent investment strategies by
                                                                                  investing under normal conditions at
                                                                                  least 80% of its assets in U.S.
                                                                                  government debt obligations and
                                                                                  mortgage-backed securities issued or
                                                                                  guaranteed by the U.S. government, its
                                                                                  agencies or government-sponsored
                                                                                  entities.
J.P. MORGAN ENHANCED INDEX          + J.P. Morgan Investment Management Inc.    + Seeks to earn a total return modestly in
                                                                                  excess of the total return performance
                                                                                  of the S&P 500 Index (including the
                                                                                  reinvestment of dividends) while
                                                                                  maintaining a volatility of return
                                                                                  similar to the S&P 500 Index.
CAPITAL GUARDIAN VALUE              + Capital Guardian Trust Company            + Seeks to provide long-term growth of
                                                                                  capital and income through investments
                                                                                  in a portfolio comprised primarily of
                                                                                  equity securities of U.S. issuers and
                                                                                  securities whose principal markets are
                                                                                  in the U.S. (including American
                                                                                  Depositary Receipts) and other U.S.
                                                                                  registered foreign securities.
CAPITAL GUARDIAN U.S. EQUITY        + Capital Guardian Trust Company            + Seeks to provide long-term growth of
                                                                                  capital.



       AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of

Western Reserve, serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, AEGON/Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectus for more information regarding AEGON/Transamerica Advisers and the investment sub-advisers.

       FMR, located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Funds and manages the Fidelity VIP Funds in accordance with policies and guidelines established by the Fidelity VIP Funds' Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.


       Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to AEGON/Transamerica Advisers for investment model creation and maintenance to the Conservative Asset Allocation, Moderate Asset Allocation, Moderately Aggressive Asset Allocation and Aggressive Asset Allocation portfolios of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectus for more information regarding Morningstar.


       In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither we nor the funds currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the funds' Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

       If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

       We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

       We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

       In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

       Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law. See Tax Status of the Policy p. 57.

       Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

       If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PURCHASING A POLICY

       To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.


       You determine the specified amount of insurance coverage for a Policy based on the initial premium paid and other characteristics of the proposed joint insureds, such as age, gender and rate class. Joint insureds may be both male, both female or male and female. Our current minimum specified amount for a Policy is generally $100,000. We will generally only issue a Policy to joint insureds ages 1-85* who provide sufficient evidence that they meet our insurability standards. The younger joint insured cannot be older than age 80, and the sum of the joint insureds' ages cannot be more than 160 years. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the younger joint insured is over age 80. The joint insureds must be insurable and acceptable to us under our underwriting rules on the later of:


        --     the date of your application; or
        --     the date the joint insureds complete all of the medical tests and examinations that we require.

* Policies for joint insureds ages 1-19 are not available in all states.

TAX-FREE "SECTION 1035" EXCHANGES


       You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).


UNDERWRITING STANDARDS

       This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

       Your cost of insurance charge will depend on each joint insured's rate class. There is no preferred class for specified amounts less than $1,000,000. We currently place each joint insured into one of the following rate classes:

        --     ultimate select, non-tobacco use (preferred class);
        --     select, non-tobacco use;
        --     ultimate standard, tobacco use (preferred class); and
        --     standard, tobacco use.

       We then place the joint insureds into one of the following non-sub-standard rate classes:

        --     combination of two non-tobacco users;
        --     combination of two tobacco users; and
        --     combination of a tobacco user and a non-tobacco user.

       We also place joint insureds in various sub-standard rate classes, which involve a higher mortality risk and higher cost of insurance charges. We generally charge higher rates for insureds who use tobacco. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate.

WHEN INSURANCE COVERAGE TAKES EFFECT

       Insurance coverage under the Policy will take effect only if the insured(s) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.


       Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount of $1,000,001 or higher. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.


  THE AMOUNT OF CONDITIONAL INSURANCE    --    the specified amount applied for; or
  COVERAGE IS THE LESSER OF:             --    $300,000
                                               reduced by all amounts payable under all life
                                               insurance applications that the insured has pending
                                               with us.
  CONDITIONAL LIFE INSURANCE             --    the date of your application; or
  COVERAGE BEGINS ON THE                 --    the date the insured completes all of the medical
  LATER OF:                                    tests and examinations that we require; or
                                         --    the date of issue, if any, requested in the
                                               application.


   CONDITIONAL LIFE INSURANCE            --    the date we determine the insured has satisfied
   COVERAGE TERMINATES                         our underwriting requirements and the insurance applied
   AUTOMATICALLY ON THE                        for takes effect (the Policy date); or
   EARLIEST OF:                          --    60 days from the date the application was
                                               completed; or
                                         --    the date we determine that any person proposed
                                               for insurance in the application is not insurable
                                               according to our rules, limits and standards for
                                               the plan, amount and rate class shown in the
                                               application; or
                                         --    the date we modify the plan, amount, riders
                                               and/or the premium rate class shown in the application,
                                               or any supplemental agreements; or
                                         --    the date we mail notice of the ending of coverage
                                               and we refund the first premium to the applicant at the
                                               address shown on the application.
   SPECIAL LIMITATIONS OF THE            --    the conditional receipt will be void:
   CONDITIONAL RECEIPT:                        +    if not signed by an authorized agent of Western
                                                    Reserve; or
                                               +    in the event the application contains any fraud
                                                    or material misrepresentation; or
                                               +    if, on the date of the conditional receipt, the
                                                    proposed insured is under 15 days of age or over 85
                                                    years of age.
                                         --    the conditional receipt does not provide benefits
                                               for disability and accidental death benefits.
                                         --    the conditional receipt does not provide benefits
                                               if any proposed insured commits suicide. In this case,
                                               Western Reserve's liability will be limited to
                                               return of the first premium paid with the
                                               application.


       Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the joint insureds meet our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the WRL Transamerica Money Market subaccount. On the record date, which is the date we record your Policy on our books as an in force Policy, we will allocate your cash value from the WRL Transamerica Money Market subaccount to the accounts you elect on your application.



       On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading. See Policy Values
p. 33.

OWNERSHIP RIGHTS

       The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If two owners are named, the Policy will be owned jointly, and each owner's consent will be required to exercise ownership rights. If the owner dies before the surviving insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.


  CHANGING THE OWNER                     --    Change the owner by providing written notice to
                                               us at our office at any time while the surviving
                                               insured is alive and the Policy is in force.
                                         --    Change is effective as of the date that the
                                               written notice is accepted by us at our office.
                                         --    Changing the owner does not automatically change
                                               the beneficiary.
                                         --    Signature of the owner's spouse is required if
                                               the owner is a resident of: California, Nevada or
                                               Washington.
                                         --    Changing the owner may have tax consequences. You
                                               should consult a tax advisor before changing the owner.
                                         --    We are not liable for payments we made before we
                                               received the written notice at our office.


  CHOOSING THE BENEFICIARY               --    The owner designates the beneficiary (the person
                                               to receive the death benefit when the surviving insured
                                               dies) in the application.
                                         --    If the owner designates more than one
                                               beneficiary, then each beneficiary shares equally in
                                               any death benefit proceeds unless the beneficiary
                                               designation states otherwise.
                                         --    If the beneficiary dies before the surviving
                                               insured, then any contingent beneficiary becomes the
                                               surviving beneficiary.
                                         --    If both the beneficiary and contingent
                                               beneficiary die before the surviving insured, then the
                                               death benefit will be paid to the owner or the
                                               owner's estate upon the surviving insured's
                                               death.


  CHANGING THE BENEFICIARY               --    The owner changes the beneficiary by providing
                                               written notice to us at our office.
                                         --    Change is effective as of the date the owner
                                               signs the written notice.
                                         --    Signature of the owner's spouse is required if
                                               the owner is a resident of: California, Nevada or
                                               Washington.
                                         --    We are not liable for any payments we made before
                                               we received the written notice at our office.

  ASSIGNING THE POLICY                   --    The owner may assign Policy rights while either
                                               or both joint insureds are alive.
                                         --    Signature of the owner's spouse is required if
                                               the owner is a resident of: California, Nevada or
                                               Washington.
                                         --    The owner retains any ownership rights that are
                                               not assigned.
                                         --    Assignee may not change the owner or the
                                               beneficiary, and may not elect or change an optional
                                               method of payment. Any amount payable to the
                                               assignee will be paid in a lump sum.
                                         --    Claims under any assignment are subject to proof
                                               of interest and the extent of the assignment.
                                         --    We are not:
                                               +    bound by any assignment unless we receive a
                                                    written notice of the assignment at our office;
                                               +    responsible for the validity of any assignment;
                                               +    liable for any payment we made before we
                                                    received written notice of the assignment at our
                                                    office; or
                                               +    bound by any assignment which results in
                                                    adverse tax consequences to the owner, joint insureds
                                                    or beneficiary(ies).
                                         --    Assigning the Policy may have tax consequences.
                                               You should consult a tax advisor before assigning the
                                               Policy.


POLICY SPLIT OPTION

       As long as you provide us with sufficient evidence that the joint insureds meet our insurability standards, you may request that the Policy, not including any riders, be split (the "Split Option") into two new individual fixed account insurance policies, one on the life of each joint insured if one of the three events listed below occurs. You may request this Split Option by giving us written notice within 90 days after:


        -- the enactment or effective date (whichever is later) of a change in the federal estate tax laws that would reduce or eliminate the unlimited marital deduction;

        -- the date of entry of a final decree of divorce of the joint insureds; or
        -- written confirmation of a dissolution of a business partnership of which the joint insureds were partners.*

* The above conditions do not apply to Pennsylvania residents.

  CONDITIONS FOR EXERCISING SPLIT        --    If more than one person owns the Policy, each
  OPTION:                                      owner must agree to the split.
                                         --    The initial specified amount for each new policy
                                               cannot be more than 50% of the Policy's specified
                                               amount, excluding the face amount of any riders.
                                         --    The new policies will be subject to our minimum
                                               and maximum specified amounts and issue ages for the
                                               plan of insurance you select.
                                         --    You must obtain our approval before you can
                                               exercise the Split Option if one of the joint insureds
                                               is older than the new policy's maximum issue age
                                               when you request the Split Option.
                                         --    Exercising a Policy Split Option may have tax
                                               consequences. You should consult a tax advisor before
                                               exercising this Option.

       Cash value and indebtedness under the Policy will be allocated equally to each of the new policies. If one joint insured does not meet our insurability requirements, we will pay you half of the Policy's net surrender value and issue only one new policy covering the joint insured that meets our insurability requirements; or you may cancel the Split Option and keep the Policy in force on both joint insureds.

       We will base the premiums for the new policies on each joint insured's attained age and premium rate class which we determine based on the current evidence of insurability submitted for each joint insured. Premiums will be payable as of the Policy date for each new policy. The Policy date for each new policy will be the Monthiversary after we receive your written request to exercise the Split Option. The owner and beneficiary for the new policies will be those named in the Policy, unless you specify otherwise. We will not deduct the premium expense charges from the cash value allocated to the new policies. Any new premium you pay to the new policies will be subject to the normal charges, if any, of the new policies at the time you pay the premium.

CANCELING A POLICY

       You may cancel a Policy for a refund during the "free-look period" by returning it to our office, to one of our branch offices, or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our office. The amount of the refund will be:

        --     any charges and taxes we deduct from your premiums; PLUS
        --     any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; PLUS
        --     your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy at our office.

       Some states may require us to refund all of the premiums you paid for the Policy.

PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUM FLEXIBILITY

       You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $100. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.

PLANNED PERIODIC PAYMENTS

       You will determine a planned periodic payment schedule which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

       Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired), then your Policy will lapse (unless you make the payment we specify during the 61-day grace period). See Policy Lapse and Reinstatement p. 55.

MINIMUM MONTHLY GUARANTEE PREMIUM

       The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

       Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary:


        -- total premiums paid (MINUS any cash withdrawals and MINUS any outstanding loan amount) EQUALS OR EXCEEDS
           + the sum of the minimum monthly guarantee premiums in effect for each specific month from the Policy date up to and including the current month.


       If you take a cash withdrawal or a loan, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

       The initial minimum monthly guarantee premium is shown on your Policy's schedule page. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or increase or add a rider. We will notify you of your new minimum monthly guarantee premium.

       AFTER THE NO LAPSE PERIOD ENDS, PAYING THE CURRENT MINIMUM MONTHLY GUARANTEE PREMIUM EACH MONTH WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. YOU MAY NEED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE.

NO LAPSE PERIOD

       Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as:


        -- the total amount of the premiums you paid (MINUS any cash withdrawals and MINUS any outstanding loan amount) EQUALS OR EXCEEDS
           + the sum of the minimum monthly guarantee premiums in effect for each specific month from the Policy date up to and including the current month.


See Policy Lapse and Reinstatement p. 55.

PREMIUM LIMITATIONS

       Premium payments must be at least $100 per month ($1,000 if by wire). We may return premiums less than $100. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.

MAKING PREMIUM PAYMENTS

       We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments (see Charges and Deductions -- Premium Charge p. 40). We will accept premium payments by wire transfer.

       If you wish to make payments by bank wire, you should instruct your bank to wire federal funds as follows:

                All First Bank of Baltimore
                ABA #: 052000113
                For credit to: Western Reserve Life
                Account #: 89539639
                Policyowner's Name:
                Policy Number:
                Attention: General Accounting


       Tax-Free Exchanges ("1035 Exchanges") (see Tax-Free "Section 1035" Exchanges p. 24). We will accept part or all of your initial premium money from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.


       Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of our receipt at our office of the proceeds from the 1035 Exchange before we determine your Policy's specified amount.


ALLOCATING PREMIUMS

       You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. (New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.) You must follow these guidelines:

        --     over the life of your Policy, you may direct the money in your
               Policy to no more than 18 subaccounts. (The fixed account counts for these purposes as a subaccount.) See Investment Options p. 6;
        --     allocation percentages must be in whole numbers;
        --     if you select dollar cost averaging, you must have at least
               $10,000 in each subaccount from which we will make transfers and you must transfer at least a total of $1,000 monthly; and
        --     if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new
               Policy, must be at least $10,000.


       So long as you stay within the 18 subaccount limit, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-851-9777, extension 6539, Monday-Friday 8:00 a.m.-8:00 p.m. Eastern time. This change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 10% of each net premium payment. We reserve the right to limit the number of premium allocation changes to once per Policy year.



       Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation date using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. See Policy Values below. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


       You should review periodically how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH VALUE


        -- Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).


        -- Serves as the starting point for calculating values under a Policy.


        -- Equals the sum of all values in each subaccount and the fixed account.


        --     Is determined on the Policy date and on each valuation date.


        -- Has no guaranteed minimum amount and may be more or less than premiums paid.


        -- Includes any amount held in the fixed account to secure any outstanding Policy loan.


NET SURRENDER VALUE

       The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our office.


 NET SURRENDER VALUE ON ANY VALUATION  --    the cash value as of such date; MINUS
 DATE EQUALS:                          --    any surrender charge as of such date; MINUS
                                       --    any outstanding Policy loan amount; PLUS
                                       --    any interest you paid in advance on the loan(s)
                                             for the period between the date of the surrender and
                                             the next Policy anniversary.


SUBACCOUNT VALUE

       Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

 THE NUMBER OF UNITS IN ANY            --    the initial units purchased at unit value on the
 SUBACCOUNT ON ANY VALUATION DATE            record date; PLUS
 EQUALS:                               --    units purchased with additional net premium(s);
                                             PLUS
                                       --    units purchased via transfers from another
                                             subaccount or the fixed account; MINUS
                                       --    units redeemed to pay for monthly deductions;
                                             MINUS
                                       --    units redeemed to pay for cash withdrawals; MINUS
                                       --    units redeemed as part of a transfer to another
                                             subaccount or the fixed account.

       Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received at our office.

SUBACCOUNT UNIT VALUE

       The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

 THE UNIT VALUE OF ANY SUBACCOUNT AT   --    the total value of the portfolio shares held in
 THE END OF A VALUATION PERIOD IS            the subaccount, determined by multiplying the number of
 CALCULATED AS:                              portfolio shares owned by the subaccount by the
                                             portfolio's net asset value per share determined
                                             at the end of the valuation period; MINUS
                                       --    a charge equal to the daily net assets of the
                                             subaccount multiplied by the daily equivalent of the
                                             daily charge; MINUS
                                       --    the accrued amount of reserve for any taxes or
                                             other economic burden resulting from applying tax laws
                                             that we determine to be properly attributable to
                                             the subaccount; AND THE RESULT DIVIDED BY
                                       --    the number of outstanding units in the
                                             subaccount.

       The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE


       On the record date, the fixed account value is equal to the cash value allocated to the fixed account from the WRL Transamerica Money Market subaccount.


 THE FIXED ACCOUNT VALUE AT THE END    --    the sum of net premium(s) allocated to the fixed
 OF ANY VALUATION PERIOD IS EQUAL TO:        account; PLUS
                                       --    any amounts transferred from a subaccount to the
                                             fixed account; PLUS
                                       --    total interest credited to the fixed account;
                                             MINUS
                                       --    amounts charged to pay for monthly deductions;
                                             MINUS
                                       --    amounts withdrawn or surrendered from the fixed
                                             account; MINUS
                                       --    amounts transferred from the fixed account to a
                                             subaccount.

       New Jersey residents: The fixed account value at the end of any valuation period is equal to:

        -- any amounts transferred from a subaccount to the fixed account to establish a loan reserve; PLUS

        --     total interest credited to the fixed account.

TRANSFERS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL


       You or your agent/representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. Please remember the 18 subaccount limit when you are planning to make a transfer. See Investment Options, p. 6. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. We may at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:



       ++ You may make one transfer from the fixed account in a Policy year (unless you choose dollar cost averaging from the fixed account).


       ++ You may request transfers in writing (in a form we accept), by fax or by telephone to our office.

       ++    There is no minimum amount that must be transferred.
       ++    There is no minimum amount that must remain in a subaccount after a transfer.
       ++    We deduct a $10 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
       ++    We consider all transfers made in any one day to be a single transfer.
       ++    Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the record date, and transfers from the fixed account are NOT treated as transfers for the purpose of the transfer charge.
       ++    Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.


       Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back out again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all portfolios have adopted special policies to discourage short-term trading. Specifically, each portfolio reserves the right to reject any transfer request that it regards as disruptive to efficient portfolio management. A transfer request could be rejected because of the timing of the investment or because of a history of excessive transfers by the owner.


       The Policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying portfolio and increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.

       THE PORTFOLIOS DO NOT PERMIT MARKET TIMING. DO NOT INVEST WITH US IF YOU ARE A MARKET TIMER. WHEN WE IDENTIFY YOU AS A MARKET TIMER, WE WILL IMMEDIATELY NOTIFY YOUR AGENT WHO WILL THEN NOTIFY YOU THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE LOSS OF ELECTRONIC AND TELEPHONE TRANSFER PRIVILEGES.



       Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-851-9777, extension 6539, Monday-Friday 8:00 a.m.-8:00 p.m. Eastern time or fax your instructions to 727-299-1648.


       Please note the following regarding telephone or fax transfers:

       +    We will employ reasonable procedures to confirm that telephone instructions are genuine.
       +    If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
       +    If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
       +    Such procedures may include requiring forms of personal
            identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.
       +    We may also require written confirmation of your order.

       + If you do not want the ability to make telephone transfers, you should notify us in writing at our office.

       +    Telephone or fax orders must be received at our office before 4:00
            p.m. Eastern time to assure same-day pricing of the transaction.
       +    WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF
            FAXED TO A NUMBER OTHER THAN 727-299-1648.
       +    We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal.
       +    We may discontinue this option at any time.

       We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.


       Online transactions may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your agent's or WRL's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN.

We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.


       We will process any transfer order we receive at our office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

FIXED ACCOUNT TRANSFERS

       You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. The amount of the transfer is limited to the greater of:


       + 25% of your value in the fixed account (currently we allow up to 50% of your value, but the 50% limit is not guaranteed); or

       + the amount you transferred from the fixed account in the prior Policy year.

       New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.

CONVERSION RIGHTS


       If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our office.


DOLLAR COST AVERAGING

       Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against a loss.


       Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount, the WRL AEGON Bond subaccount, the fixed account, or any combination of these to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date. We will make the first transfer in the month after we receive your request at our office, provided that we receive the form by the 25th day of the month.

  TO START DOLLAR COST                   +   you must submit a completed form to us at our
  AVERAGING:                                 office requesting dollar cost averaging;
                                         +   you must have at least $10,000 in each account from
                                             which we will make transfers;
                                         +   your total transfers each month under dollar cost
                                             averaging must be at least $1,000 ($500 for New Jersey
                                             residents); and
                                         +   each month, you may not transfer more than
                                             one-tenth of the amount that was in your fixed account
                                             at the beginning of dollar cost averaging.

       You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

  DOLLAR COST AVERAGING WILL TERMINATE   +   we receive your request to cancel your
  IF:                                        participation;
                                         +   the value in the accounts from which we make the
                                             transfers is depleted;
                                         +   you elect to participate in the asset rebalancing
                                             program; OR
                                         +   you elect to participate in any asset allocation
                                             services provided by a third party.

       We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM

       We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.


       You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.


  TO START ASSET REBALANCING:            +   you must submit a completed asset rebalancing
                                             request form to us at our office before the maturity
                                             date; and
                                         +   you must have a minimum cash value of $10,000 or
                                             make a $10,000 initial premium payment.

       There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.


  ASSET REBALANCING WILL                 +   you elect to participate in the dollar cost
  CEASE IF:                                  averaging program;
                                         +   we receive your request to discontinue
                                             participation at our office;
                                         +   you make ANY transfer to or from any subaccount
                                             other than under a scheduled rebalancing; or
                                         +   you elect to participate in any asset allocation
                                             services provided by a third party.


       You may start and stop participation in the asset rebalancing program at any time; but we may restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

       We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF POLICIES. WESTERN RESERVE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


       This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.


  SERVICES AND BENEFITS WE PROVIDE       --    the death benefit, cash withdrawals and loan
  UNDER THE POLICY:                            benefits;
                                         --    investment options, including premium
                                               allocations;
                                         --    administration of elective options; and
                                         --    the distribution of reports to owners.

  COSTS AND EXPENSES WE INCUR:           --    costs associated with processing and underwriting
                                               applications;
                                         --    expenses of issuing and administering the Policy
                                               (including any Policy riders);
                                         --    overhead and other expenses for providing
                                               services and benefits and sales and marketing expenses,
                                               including compensation paid in connection with
                                               the sale of the Policies; and
                                         --    other costs of doing business, such as collecting
                                               premiums, maintaining records, processing claims,
                                               effecting transactions, and paying federal, state
                                               and local premium and other taxes and fees.

  RISKS WE ASSUME:                       --    that the charges we may deduct may be
                                               insufficient to meet our actual claims because insureds
                                               die sooner than we estimate; and
                                         --    that the costs of providing the services and
                                               benefits under the Policies may exceed the charges we
                                               are allowed to deduct.


       Some or all of the charges we deduct are used to pay the aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.


PREMIUM CHARGE


       Before we allocate the net premium payments you make, we will deduct the following charge.



  PREMIUM EXPENSE CHARGE                 --      This charge equals:
                                                 +          6.0% of premiums during the first ten Policy
                                                            years;
                                                            and
                                                 +          2.5% of premiums thereafter.
                                         --      Some or all of the premium expense charges we deduct are
                                                 used to pay the aggregate Policy costs and expenses we
                                                 incur, including distribution costs and/or state premium
                                                 taxes. Although state premium tax rates imposed on us
                                                 vary from state to state, the premium expense charge
                                                 deducted will not vary with the state of resident of the
                                                 policyowner.


MONTHLY DEDUCTION

       We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge from each subaccount and the fixed account in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay that account's portion of the monthly deduction, we will take the monthly deduction on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

  THE MONTHLY DEDUCTION IS               --      the monthly Policy charge; PLUS
  EQUAL TO:                              --      the monthly cost of insurance charge for the Policy;
                                                 PLUS
                                         --      the monthly death benefit guarantee charge; PLUS
                                         --      the monthly charge for any benefits provided by riders
                                                 attached to the Policy.
                                         MONTHLY POLICY CHARGE:
                                         --      This charge equals $5.00 each Policy month.
                                         --      We guarantee this charge will never be more than $10.00
                                                 per month.
                                         --      We may waive this charge at issue on additional policies
                                                 (not on the original Policy) purchased naming the same
                                                 owner and insured.
                                         --      This charge is used to cover aggregate Policy expenses.
                                         COST OF INSURANCE CHARGE:
                                         --      We deduct this charge each month. It varies each month
                                                 and is equal to:
                                                 +          the death benefit on the Monthiversary;
                                                            DIVIDED BY
                                                 +          1.0032737 (this factor reduces the net amount
                                                            at risk, for purposes of computing the cost
                                                            of insurance, by taking into account assumed
                                                            monthly earnings at an annual rate of 4.0%);
                                                            MINUS
                                                 +          the cash value on the Monthiversary;
                                                            MULTIPLIED BY
                                                 +          the monthly cost of insurance rate for the
                                                            Policy.
                                         OPTIONAL INSURANCE RIDERS:
                                         --      The monthly deduction will include charges for any
                                                 optional insurance benefits you add to your Policy by
                                                 rider (see Supplemental Benefits (Riders) p. 64).


       We base the cost of insurance rates on each joint insured's attained age, gender, and rate class, and the length of time that the Policy has been in force. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and each joint insured's attained age and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. We may also guarantee a rate for a specific period of time (e.g., one year). For a listing of rate classes, see Underwriting Standards p. 24.

       We may issue certain Policies on a simplified or expedited basis. The cost of insurance rates for Policies we issue on this basis will be no higher than the guaranteed rates for select, non-tobacco use or standard, tobacco use categories. However, these rates may be higher or lower than current rates charged under otherwise identical Policies that are using standard underwriting criteria.

  MONTHLY DEATH BENEFIT GUARANTEE        --      This charge is $0.04 per $1,000 of your initial
     CHARGE                                      specified amount.
                                         --      This charge is deducted monthly from your cash value.
                                         --      We will deduct this charge only until the no lapse date
                                                 you selected on the application.
                                         --      This charge compensates us for the risk of guaranteeing
                                                 the death benefit you chose on the application.

MORTALITY AND EXPENSE RISK CHARGE


       We deduct a daily charge from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume. This charge is equal to:


        --     your Policy's cash value in each subaccount MULTIPLIED BY

        -- the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.



       The annual rate is equal to 0.90% of the average daily net assets of each subaccount. For Policies issued after July 1, 2001, we intend to reduce this amount to 0.30% after the 15th Policy year, but we do not guarantee that we will do so. This reduction also applies to all Associate Policies issued to date.


       The mortality risk is that the surviving insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

       If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.

SURRENDER CHARGE

       If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts) to you. There is no surrender charge if you wait until the 15th Policy anniversary to surrender your Policy. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

       THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CALCULATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of the surrender charge might result in no net surrender value available if you surrender your Policy in the first few Policy years. This will depend on a number of factors, but is more likely if:

        --     you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy, and/or
        --     investment performance is too low.

  THE SURRENDER CHARGE IS                --      the DEFERRED ISSUE CHARGE; plus
  EQUAL TO:                              --      the DEFERRED SALES CHARGE;
                                                 AND THE SUM MULTIPLIED BY
                                         --      the SURRENDER CHARGE PERCENTAGE.

       The DEFERRED ISSUE CHARGE is $5.00 MULTIPLIED BY each $1,000 of the initial specified amount stated in your Policy. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account, as well as other aggregate Policy expenses.


       The DEFERRED SALES CHARGE equals

        -- 26.5% MULTIPLIED BY the total premiums paid up to the guideline premium shown in your Policy; PLUS
        -- a percentage (the excess premium charge), which varies depending on the younger joint insured's issue age (see table below), MULTIPLIED BY
        -- the total premiums paid in excess of the guideline premium ("excess premium charge").

ISSUE AGE RANGE
(YOUNGER JOINT    EXCESS PREMIUM
 INSURED)          CHARGE
      1-55             4.2%
     56-63             3.7%
     64-68             3.1%
     69-73             2.5%
     74-76             2.0%
     77-78             1.6%
     79-80             1.2%

       The deferred sales charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs. The proceeds of this charge may not be sufficient to cover these expenses. To the extent they are not, we will cover the shortfall from our general account assets, which may include profits from the mortality and expense risk charge under the Policy.

       To determine the surrender charge, we apply the SURRENDER CHARGE PERCENTAGE to the sum of the DEFERRED ISSUE CHARGE and the DEFERRED SALES CHARGE. In Policy years 1-10 this percentage is 100% for joint insureds when the age of the younger joint insured is between issue ages 0-74 and then declines at the rate of 20% per year until reaching zero at the end of the 15th Policy year.

       For joint insureds when the age of the younger joint insured is between issue ages 75-80, the surrender charge percentage is 100% until the end of the 6th Policy year and then declines to 0% at the end of the 15th Policy year. Therefore, the surrender charge will be less if you surrender the Policy during the 11th through the 15th Policy year. There is no surrender charge if the Policy is surrendered after the 15th Policy year (see Example 2 below).

                          SURRENDER CHARGE PERCENTAGES

                                           YOUNGER AGE
                                  -----------------------------
    END OF POLICY YEAR*           LESS THAN 75      75 OR ABOVE
At Issue                              100%              100%
1-6                                   100%              100%
7                                     100%               97%
8                                     100%               88%
9                                     100%               80%
10                                    100%               73%
11                                     80%               66%
12                                     60%               60%
13                                     40%               40%
14                                     20%               20%
15+                                     0%                0%

               * The percentage on any date other than a Policy anniversary will be determined proportionately using the percentage at the end of the Policy year prior to surrender and the percentage at the end of the Policy year of surrender.

 -- SURRENDER CHARGE EXAMPLE 1: Assume a male non-tobacco user age 35 and a female non-tobacco user age 35 purchase a Policy for $100,000 of specified amount, paying the guideline premium of $806.11, and an additional premium amount of $193.89 in excess of the guideline premium, for a total premium of $1,000 per year for four years ($4,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:

(a)  DEFERRED ISSUE CHARGE: [100 X $5.00]
     ($5.00/$1,000 of initial specified amount)           =   $500.00

(b)  DEFERRED SALES CHARGE:
     (1)  26.5%
         of guideline premium paid
         [26.5% X $806.11], and                           =   $213.62

     (2)  4.2%
         of premiums paid in excess
         of guideline premium
         [4.2% X ((4 X $1,000) - $806.11)]                =   $134.14

(c)  APPLICABLE SURRENDER CHARGE
     [(a)$500.00 + (b)($213.62 + $134.14)] X 100%         =       100%

     SURRENDER CHARGE = [$847.76] X 100%                  =   $847.76
                                                              =======

 -- SURRENDER CHARGE EXAMPLE 2: Assume the same facts as in Example 1, including continued premium payments of $1,000 per year, EXCEPT the owner surrenders the Policy on the 14th Policy anniversary:

(a)  DEFERRED ISSUE CHARGE: [100 X $5.00]                 =   $500.00

(b)  DEFERRED SALES CHARGE:
     (1)  [26.5% X $806.11], and                          =   $213.62

     (2)  [4.2% X ((14 X $1,000) - $806.11)]              =   $554.14

(c)  APPLICABLE SURRENDER CHARGE
     [(a)$500.00 + (b)($213.62) + $554.14)] X 20%         =        20%

     SURRENDER CHARGE = [$1,267.76] X 20%                 =   $253.55
                                                              =======

There will be no surrender charge if the owner waits until the 15th Policy anniversary.

       For Policies issued in the state of PENNSYLVANIA, the following surrender charge percentage table applies.

                          SURRENDER CHARGE PERCENTAGES

                         ISSUE             ISSUE             ISSUE
POLICY YEAR            AGES 20-69        AGES 70-74        AGES 75-80
---------------------  ----------        ----------        ----------
1                         100%              100%              100%
2                         100%              100%               96%
3                         100%              100%               89%
4                         100%              100%               83%
5                         100%               95%               77%
6                         100%               90%               73%
7                         100%               85%               68%
8                         100%               80%               65%
9                          95%               76%               61%
10                         90%               72%               58%
11                         80%               68%               55%
12                         60%               60%               51%
13                         40%               40%               40%
14                         20%               20%               20%
15                          0%                0%                0%

       The surrender charge helps us to recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs.

TRANSFER CHARGE

        --     We currently allow you to make 12 transfers each year free from charge.
        --     We charge $10 for each additional transfer.

        --     For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.
        --     We deduct the transfer charge from the amount being transferred.
        --     Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.
        --     Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.
        --     We will not increase this charge.

CASH WITHDRAWAL CHARGE

        --     After the first Policy year, you may take one cash withdrawal per
               Policy year.
        --     When you make a cash withdrawal, we charge a processing fee of
               $25 or 2% of the amount you withdraw, whichever is less.
        --     We deduct this amount from the withdrawal, and we pay you the balance.
        --     We will not increase this charge.

TAXES

       We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

PORTFOLIO EXPENSES


       The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from 0.39% to 1.50%. See the Portfolio Annual Expense Table in this prospectus, and the fund prospectuses.


       Our affiliate, AFSG, the principal underwriter for the Policies, will receive the 12b-1 fees and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

GROUP OR SPONSORED POLICIES

       We issue a different Policy for group or sponsored arrangements ("Group/Sponsored Policies"). Under Group/Sponsored Policies, a trustee or employer purchases individual policies covering a group of individuals on a group basis (e.g., Section 401 employer-sponsored benefit plans and deferred compensation plans). A sponsored arrangement is where an employer permits a group solicitation of Policies to its employees or an association permits a group solicitation of Policies to its members.

       We have certain criteria to issue Group/Sponsored Policies. Generally, a group or sponsored arrangement must be a specific size and must have been in operation for a number of years. We may reduce certain charges, such as premium expense charges, surrender charge, limits on minimum premium and minimum specified amount, or monthly Policy charge, for these Policies. In some cases, we currently waive the monthly Policy charge and reduce the surrender charge. The amount of the reduction and the criteria for Group/Sponsored Policies will reflect the reduced sales effort resulting from these sales. Groups or sponsored arrangements which have been set up solely to purchase Group/Sponsored Policies or which have been in existence for less than six months will not qualify. Group/Sponsored Policies may not be available in all states. Group/Sponsored Policies may be subject to special tax rules and consequences and other legal restrictions (see Federal Income Tax Considerations, p. 57).

       Insurance policies where the benefits vary based on gender may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. Employers should consult tax attorneys before proposing to offer Group/Sponsored Policies.

ASSOCIATE POLICIES

       We offer an Associate Policy to certain employees, field associates, directors and their relatives. An Associate Policy may have reduced or waived premium expense charges, surrender charge, cost of insurance rates, limits on minimum premium and minimum specified amount, or monthly Policy charge. The Associate Policy is available to:

        --     our current and retired directors, officers, full-time employees and registered representatives, and those of our affiliates;
               current and retired directors, officers, full-time employees and registered representatives of AFSG and any broker-dealer with which they have a sales agreement;
        --     any trust, pension, profit-sharing or other employee benefit plan of the foregoing persons or entities;
        --     current and retired directors, officers, and full-time employees of the AEGON/Transamerica Series Fund, Inc., the IDEX Mutual
               Funds, and any investment adviser or sub-adviser thereto; and
        --     any family member of the above.

       We may modify or terminate this arrangement. Associate Policies may not be available in all states.

DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEATH BENEFIT PROCEEDS

       As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the surviving insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the surviving insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options p. 51.

  DEATH BENEFIT PROCEEDS EQUAL:          --    the death benefit (described below); MINUS
                                         --    any monthly deductions due during the grace
                                               period (if applicable); MINUS
                                         --    any outstanding Policy loan amount; PLUS
                                         --    any additional insurance in force provided by
                                               rider; PLUS
                                         --    any interest you paid in advance on the loan(s)
                                               for the period between the date of death and the next
                                               Policy anniversary.

       We may further adjust the amount of the death benefit proceeds if we contest the Policy, or if you misstate either joint insured's age or gender. See Our Right to Contest the Policy p. 60; and Misstatement of Age or Gender p. 61.

BASE POLICY DEATH BENEFIT

       The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the surviving insured dies. You must select one of the two death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the surviving insured's death.

  DEATH BENEFIT OPTION A EQUALS THE      --    the current specified amount; OR
  GREATER OF:                            --    a specified percentage called the "limitation
                                               percentage," MULTIPLIED BY
                                          +   the cash value on the surviving insured's date of
                                              death.

       Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

       The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the younger joint insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

    ATTAINED AGE
     OF YOUNGER
   JOINT INSURED                       LIMITATION PERCENTAGE
    40 and under                               250%
      41 to 45         250% of cash value minus 7% for each age over age 40
      46 to 50         215% of cash value minus 6% for each age over age 45
      51 to 55         185% of cash value minus 7% for each age over age 50
      56 to 60         150% of cash value minus 4% for each age over age 55
      61 to 65         130% of cash value minus 2% for each age over age 60
      66 to 70         120% of cash value minus 1% for each age over age 65
      71 to 75         115% of cash value minus 2% for each age over age 70
      76 to 90                                 105%
      91 to 95         105% of cash value minus 1% for each age over age 90
    96 and older                               100%

       If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.


       Option A Illustration. Assume that the younger joint insured's attained age is under 40, there have been no withdrawals, or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $250,000 specified amount will generally pay $250,000 in death benefits. However, because the death benefit must be equal to or greater than 250% of cash value, any time the cash value of the Policy exceeds $100,000, the death benefit will exceed the $250,000 specified amount. Each additional dollar added to the cash value above $100,000 will increase the death benefit by $2.50.


       Similarly, so long as the cash value exceeds $100,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

  DEATH BENEFIT OPTION B                 --   the current specified amount; PLUS
  EQUALS THE GREATER OF:                  +   the cash value on the surviving insured's date of
                                              death; OR
                                         --   the limitation percentage, MULTIPLIED BY
                                          +   the cash value on the surviving insured's date of
                                              death.

       Under Option B, the death benefit always varies as the cash value varies.

       Option B Illustration. Assume that the younger joint insured's attained age is under 40, and there are no outstanding loans. Under Option B, a Policy with a specified amount of $250,000 will generally pay a death benefit of $250,000 plus cash value. Thus, a Policy with a cash value of $50,000 will have a death benefit of $300,000 ($250,000 + $50,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $166,666, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $166,666 will increase the death benefit by $2.50.

       Similarly, any time cash value exceeds $166,666, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.


EFFECT OF CASH WITHDRAWALS ON THE DEATH BENEFIT


       If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

EFFECT OF ADJUSTABLE TERM INSURANCE RIDER ("ATIR") ON THE DEATH BENEFIT



       The ATIR provides a death benefit upon the death of the surviving insured that supplements the death benefit under the Base Policy. Upon our receipt of due proof that the surviving insured's death occurred while the ATIR was in force, the amount of the death benefit payable under the ATIR will generally be the lesser of:



       (a)the ATIR target death benefit you selected at the rider's issue and was agreeable to us, as shown on the target death benefit page attached to your Policy; or



       (b)the return of premium(s) you paid on the Policy each year up to annual maximum, plus interest.



       The death benefit on the ATIR will automatically decrease on a dollar-for-dollar basis when the Base Policy death benefit is increased due to the operation of the "limitation percentage" required by federal tax requirements. It is possible that the amount of the ATIR death benefit may be zero if your Base Policy death benefit increases enough. When determining the ATIR death benefit, no interest is credited on or after the Policy anniversary on which the younger joint insured turns 100.



       The ATIR is not available with Death Benefit Option B. A change from Option A to Option B will cause an ATIR to terminate.


CHOOSING DEATH BENEFIT OPTIONS

       You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value and on the amount of cost of insurance charges you pay.

       You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

CHANGING THE DEATH BENEFIT OPTION


       After the third Policy year, you may change your death benefit option once each Policy year if you have not decreased the specified amount that year.



        --     You must send your written request to our office.

        -- The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change at our office.
        -- You may not make a change that would decrease the specified amount below the minimum specified amount stated in your Policy.
        -- There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

       If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount prior to the change, plus your Policy's cash value on the effective date of the change. If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount prior to the change, minus the cash value on the effective date of the change. We will notify you of the new specified amount.

DECREASING THE SPECIFIED AMOUNT

       After the Policy has been in force for three years, you may decrease the specified amount once each Policy year. A decrease in the specified amount may affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's specified amount.


  CONDITIONS FOR DECREASING THE          --    you must send your written request to our office;
  SPECIFIED AMOUNT:                      --    you may not change your death benefit option in
                                               the same Policy year that you decrease your specified
                                               amount;
                                         --    you may not decrease your specified amount lower
                                               than the minimum specified amount stated in your
                                               Policy;
                                         --    you may not decrease your specified amount if it
                                               would disqualify your Policy as life insurance under
                                               the Internal Revenue Code;
                                         --    we may limit the amount of the decrease to no
                                               more than 20% of the specified amount; and
                                         --    a decrease in specified amount will take effect
                                               on the Monthiversary on or after we receive your
                                               written request.


NO INCREASES IN THE SPECIFIED AMOUNT

       We do not allow increases in the specified amount. If you want additional insurance, you may purchase a term rider or purchase an additional policy(ies) naming the same owner and insured. We may waive the Policy charge at issue on these additional policies.

PAYMENT OPTIONS

       There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. See Settlement Options p. 62 for information concerning these settlement options.

SURRENDERS AND CASH WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS


       You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our office. The surviving insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request. The signature of the owner's spouse is required if the owner is a resident of: California, Nevada or Washington. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (see Charges and Deductions -- Surrender Charge p.
42). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations p. 56.

CASH WITHDRAWALS

       After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.


  CASH WITHDRAWAL CONDITIONS:            --    You must send to our office your written cash
                                               withdrawal request with an original signature.
                                         --    Signature of the owner's spouse is required if
                                               the owner is a resident of: California, Nevada or
                                               Washington.
                                         --    We only allow one cash withdrawal per Policy
                                               year.
                                         --    We may limit the amount you can withdraw to at
                                               least $500, and to no more than 10% of the net
                                               surrender value. After the 10th Policy year for
                                               Policies with a specified amount of at least
                                               $500,000 at the time of the withdrawal, we
                                               currently intend to limit the withdrawal amount
                                               to the greater of 10% of the net surrender value
                                               or the amount of premiums paid in the Policy,
                                               less any previous withdrawals.
                                         --    You may not take a cash withdrawal if it will
                                               reduce the specified amount below the minimum specified
                                               amount set forth in the Policy.
                                         --    You may specify the subaccount(s) and the fixed
                                               account from which to make the withdrawal. If you do
                                               not specify an account, we will take the
                                               withdrawal from each account in accordance with
                                               your current premium allocation instructions.
                                         --    We generally will pay a cash withdrawal request
                                               within seven days following the valuation date we
                                               receive the request at our office.
                                         --    We will deduct a processing fee equal to $25 or
                                               2% of the amount you withdraw, whichever is less. We
                                               deduct this amount from the withdrawal, and we
                                               pay you the balance.
                                         --    You may not take a cash withdrawal that would
                                               disqualify your Policy as life insurance under the
                                               Internal Revenue Code.
                                         --    A cash withdrawal may have tax consequences (see
                                               Federal Income Tax Considerations p. 56).


       A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.

       When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

       After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations p. 57.


  POLICY LOANS ARE SUBJECT TO CERTAIN    --    we may require you to borrow at least $500;
  CONDITIONS:                            --    the maximum amount you may borrow is 90% of the
                                               cash value, less any surrender charge and any
                                               outstanding loan mount; and
                                         --    signature of the owner's spouse is required if
                                               the owner is a resident of: California, Nevada or
                                               Washington.


       When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.


       We normally pay the amount of the loan within seven days after we receive a proper loan request at our office. We may postpone payment of loans under certain conditions. See Payments We Make p. 62.



       You may request a loan by telephone by calling us at 1-800-851-9777, extension 6539, Monday-Friday 8:00 a.m.-8:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing at our office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.


       You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

       You can repay a loan at any time while the Policy is in force. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS.

       At each Policy anniversary, we will compare the amount of the outstanding loan to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. WE RESERVE THE RIGHT TO REQUIRE A TRANSFER TO THE FIXED ACCOUNT IF THE LOANS WERE ORIGINALLY TRANSFERRED FROM THE FIXED ACCOUNT.

INTEREST RATE CHARGED


       We will charge you an annual interest rate on a Policy loan that is equal to 5.2% and is payable annually in advance (approximately equal to an effective annual rate of 5.5%). Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.


LOAN RESERVE INTEREST RATE CREDITED

       We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.

        -- We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first ten Policy years.
        -- After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited 4.75%.

EFFECT OF POLICY LOANS

       A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan plus interest charged in advance until the next Policy anniversary in the loan reserve. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.


       There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences (see Federal Income Tax Considerations p. 56). You should consult a tax advisor before taking out a Policy loan.


       We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

       Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

       If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

NO LAPSE PERIOD

       This Policy provides a no lapse period. As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period is in effect. The no lapse period will not extend beyond the no lapse date you selected on the application. Each month we determine whether the no lapse period is still in effect.

  NO LAPSE PERIOD                        This period is selected by you on the Policy
                                         application and may be either:
                                         --    Option 1 -- the target premium attained age 65 or
                                               five Policy years, whichever is later; or
                                         --    Option 2 -- the target premium attained age 75 or
                                               ten Policy years, whichever is later.
                                         The target premium attained age is:
                                         --    the target premium age, PLUS
                                         --    the number of completed Policy years.
                                         The target premium age equals:
                                         --    the average of the joint insureds' issue ages,
                                               rounded down, but no more than
                                             --    the younger joint insured's age, PLUS
                                             --    ten years.


                                         This date is either:
  NO LAPSE DATE                          --    the later of target premium attained age 65 or
                                               five Policy years; or
                                         --    the later of target premium attained age 75 or
                                               ten Policy years.
                                         You select the no lapse date on the Policy application.
                                         --    The no lapse period coverage will end immediately
  EARLY TERMINATION OF THE NO LAPSE            if you do not pay sufficient minimum monthly guarantee
  PERIOD                                       premiums.
                                         --    You must pay total premiums (minus withdrawals
                                               and outstanding loan amounts) that equal at least:
                                          +    the sum of the minimum monthly guarantee premium
                                               in effect for each month from the Policy date up
                                               to and including the current month.



       Your minimum monthly guarantee premium amount will vary depending on whether you have chosen Option 1 or 2. Regardless of which Option you choose, the no lapse period will never exceed target premium age 85.


       You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan, you should consider carefully the effect it will have on the no lapse period guarantee. See Minimum Monthly Guarantee Premium p. 30.

REINSTATEMENT

       We will reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:


        --     submit a written application for reinstatement to our office;

        --     provide evidence of insurability satisfactory to us;
        --     make a minimum premium payment sufficient to provide a net premium that is large enough to cover:
           +    three monthly deductions; and

           + any surrender charge calculated from the Policy date to the date of reinstatement.


       We will not reinstate any indebtedness.   The cash value of the loan
reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the net premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

       A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that it is reasonable to conclude that a Policy should generally satisfy the applicable Code requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

       In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

       In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

       The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


       In General. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.


       Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

       Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.


       Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. If you notify us that you do not want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that caused the Policy to become a MEC as of the date we receive the notice.


       Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:


        -- All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.
        -- Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
        -- A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives
               (or joint life expectancies) of you and the beneficiary.
        --     If a Policy becomes a MEC, distributions that occur during the
               Policy year will be taxed as distributions from a MEC. In
               addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.


       Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


       Tax consequences of loans from or secured by a Policy that is not a MEC are uncertain and a tax advisor should be consulted about such loans.

       Finally, distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.


       Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.


       Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


       Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


       Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.


       Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

       Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

       Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

       Tax Treatment of Policy Split. The Policy Split Option permits you to split the Policy into two new individual life insurance contracts upon the occurrence of a divorce of the joint insureds, certain changes in federal estate tax law, or a dissolution of a business partnership of which the joint insureds were partners. (See Policy Split Option p. 28.) A policy split could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the individual policies that result from a policy split would in all circumstances be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual policies would be classified as MECs. Before you exercise your rights under the

Policy Split Option, you should consult a competent tax advisor regarding the possible consequences of a policy split.


       Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.



       Death Benefit Extension Rider.   Under the Death Benefit Extension Rider,
you may continue your Policy after the younger joint insured attains age 100 (or would have attained age 100 if the older insured is still alive at such time). The tax consequences associated with continuing your Policy after attained age 100 of the younger joint insured are uncertain and a tax advisor should be consulted about these consequences.



       Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured's attained age 100 are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured's attained age 100.


       Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

       Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OUR RIGHT TO CONTEST THE POLICY

       In issuing this Policy, we rely on all statements made by or for the joint insureds in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

       In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force, while both joint insureds are still alive, for two years from the Policy date, or if reinstated, for two years from the date of reinstatement. At the end of the second Policy year, we will send you a notice asking you whether either joint insured has died. We can still contest the Policy's validity even if you do not notify us that a joint insured has died and even if the Policy is still in force.

SUICIDE EXCLUSION


       If either joint insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid within such two year period, less any outstanding loans, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.


MISSTATEMENT OF AGE OR GENDER

       If the age or gender of either joint insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the joint insured's correct age and gender.

MODIFYING THE POLICY

       Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

       If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

BENEFITS AT MATURITY

       If either joint insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the younger joint insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.


       If your Policy was issued before May 1, 2000, and you send a written request to our office, we may extend the maturity date if your Policy is still in force on the maturity date and there are no adverse tax consequences in doing so. You must submit a written request for the extension to our office between 90 and 180 days prior to the maturity date. We must agree to the extension.



       If your Policy was issued after May 1, 2000, and you send a written request to our office, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension to our office between 90 and 180 days prior to the maturity date and elect one of the following:


       1. If you had previously selected death benefit Option B, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

       2. We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request to our office, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will adjust the annual cost of insurance rates using the then current cost of insurance rates.

       If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.

       The tax consequences of extending the maturity date beyond the younger joint insured's 100th birthday are uncertain. You should consult a tax advisor as to those consequences.

PAYMENTS WE MAKE

       We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death at our office. However, we can postpone such payments if:

        -- the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR
        -- the SEC permits, by an order, the postponement for the protection of policyowners; OR
        -- the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

       If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.


       If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.



SPLIT DOLLAR ARRANGEMENTS



       You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.



       For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

       No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.


SETTLEMENT OPTIONS

       If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the surviving insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $20, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

       Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the surviving insured's date of death.

       Under any settlement option, the dollar amount of each payment will depend on four things:


        -- the amount of the surrender on the surrender date or death benefit proceeds on the surviving insured's date of death;

        --     the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);
        --     the mortality tables we use; and
        --     the specific payment option(s) you choose.


  OPTION 1 -- EQUAL MONTHLY              --    We will pay the proceeds, plus interest, in equal
  INSTALLMENTS FOR A FIXED PERIOD              monthly installments for a fixed period of your choice,
                                               but not longer than 240 months.
                                         --    We will stop making payments once we have made
                                               all the payments for the period selected.
                                               At your or the beneficiary's direction, we will make
  OPTION 2 -- EQUAL MONTHLY                    equal monthly installments:
  INSTALLMENTS FOR LIFE (LIFE INCOME)        --    only for the life of the payee, at the end of
                                                   which payments will end; or
                                             --    for 10 years if the payee dies before the end
                                                   of the first 10 years of payments; or
                                             --    for the longer of the payee's life, or until
                                                   the total amount of all payments we have made equals
                                                   the proceeds that were applied to the
                                                   settlement option.


                                         --    We will make equal monthly payments during the
  OPTION 3 -- EQUAL MONTHLY                    joint lifetime of two persons, first to a chosen payee,
  INSTALLMENTS FOR THE LIFE OF THE             and then to a co-payee, if living, upon the death
  PAYEE AND THEN TO A DESIGNATED               of the payee.
  SURVIVOR (JOINT AND SURVIVOR)          --    Payments to the co-payee, if living, upon the
                                               payee's death will equal the full amount made to the
                                               payee before the payee's death.

REPORTS TO OWNERS

       At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

      ++  the current cash value              ++  any activity since the last report
      ++  the current net surrender value     ++  projected values
      ++  the current death benefit           ++  investment experience of each
                                                  subaccount
      ++  any outstanding loans               ++  any other information required by law


       You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.


RECORDS

       We will maintain all records relating to the separate account and the fixed account.

POLICY TERMINATION

       Your Policy will terminate on the earliest of:

 --    the maturity date;           --    the end of the grace period;
                                          or
 --    the date the surviving       --    the date the Policy is
       insured dies;                      surrendered.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the face amount is the level term insurance amount we pay at death. These riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

JOINT INSURED TERM RIDER

       This rider provides additional life insurance on the lives of both joint insureds. We will pay the rider's face amount when we receive proof that both joint insureds died while the rider was in force. The cost of insurance rates for this rider increase each year. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate. This rider terminates on the younger joint insured's 95th birthday.

INDIVIDUAL INSURED RIDER


       This rider provides additional life insurance on the life of either joint insured. We will pay the rider's face amount when we receive proof of the insured's death at our office. On any Monthiversary while the rider is in force, you may convert it to a new Policy on the insured's life (without evidence of insurability). This rider terminates on the insured's 95th birthday.



  CONDITIONS TO CONVERT THE RIDER        --    your request must be in writing and sent to our
                                               office;
                                         --    the rider has not reached the anniversary nearest
                                               to the insured's 70th birthday;
                                         --    the new policy is any permanent insurance policy
                                               that we currently offer;
                                         --    subject to the minimum specified amount
                                               requirements for the new policy, the amount of the
                                               insurance under the new policy will equal the
                                               face amount in force under the rider as long as
                                               it meets the minimum face amount requirements of
                                               the original Policy; and
                                         --    we will base your premium on the insured's rate
                                               class under the rider.
  TERMINATION OF THE RIDER               The rider will terminate on the earliest of:
                                         --    the maturity date of the Policy;
                                         --    the anniversary nearest to the other insured's
                                               95th birthday;
                                         --    the date the Policy terminates;
                                         --    31 days after the death of the primary insured;
                                         --    the date of conversion of this rider; or
                                         --    the Monthiversary on which the rider is
                                               terminated on written request by the owner.


WEALTH PROTECTOR RIDER


       This rider provides additional life insurance on the lives of both joint insureds. This rider can only be added at issue of your Policy. We will pay the rider's face amount when we receive proof at our office that both joint insureds died while the rider was in force. This rider has no conversion or exchange privilege. The rider will terminate on the earliest of:


        --     the date the Policy terminates;
        --     the fourth Policy anniversary; or

        -- the Monthiversary after we receive your written request at our office to terminate the rider.


The cost of insurance rates do not increase while this rider is in force.

TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER


       This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our office that the surviving insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.


       We will pay a "single-sum benefit" equal to:

        -- the death benefit on the date we pay the single-sum benefit; MULTIPLIED BY
        -- the election percentage of the death benefit you elect to receive; DIVIDED BY
        -- 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater); MINUS
        -- any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

       The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

        --     the death benefit available under the Policy once we receive satisfactory proof that the surviving insured is ill; PLUS
        --     the benefit available under any joint insured Term Rider or
               Wealth Protector Rider in force.
        --     a single-sum benefit may not be greater than $500,000.


       The election percentage is a percentage that you select. It may not be greater than 100%.


       We will not pay a benefit under the rider if the surviving insured's terminal condition results from self-inflicted injuries which occur during the period specified in your Policy's suicide provision.

       The rider terminates at the earliest of:

        --     the date the Policy terminates;
        --     the date a settlement option takes effect;
        --     the date we pay a single-sum benefit; or
        --     the date you terminate the rider.

       We do not charge for this rider. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

       The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.


ADJUSTABLE TERM INSURANCE RIDER ("ATIR")



       The ATIR provides a death benefit upon the death of the surviving insured that is in addition to the death benefit under the Base Policy. This rider can only be added at issue for Policies with a minimum specified amount of $500,000 or greater and for issue ages 18 through 85 provided the younger joint insured age is no greater than 80, and the sum of the joint insureds' age in not more than 160 years. The amount of the death benefit payable under the rider adjusts over time, subject to the terms of the rider and the Policy. This rider is not available in all states and currently may not be available through all distribution channels.

       We require an initial minimum ATIR target death benefit of $4,000.



       We cap the ATIR death benefit at four (4) times the total of the Base Policy's specified amount and the amount of the Joint Insured Term Rider coverage. In other words, if the Base Policy's specified amount is $1,000,000 and your Joint Insured Term Rider face amount is $500,000, the maximum ATIR death benefit will be $6,000,000. Underwriting may place further limitations on the maximum ATIR death benefit.



       During any Policy year, we will not accept premiums that exceed two (2) times the ATIR Maximum Target Death Benefit at issue, reduced by interest in advance. The ATIR Maximum Target Death Benefit is the maximum ATIR death benefit at issue, as specified in your Policy. If your payment should exceed this amount, we will refund the excess premium amount. For more information, please contact your agent.



  ATIR DEATH BENEFIT                     Upon our receipt at our office of due proof that the
                                         surviving insured's death occurred while the ATIR was
                                         in force, the amount of the death benefit payable under
                                         the ATIR will generally be the lesser of:
                                         --    the ATIR target death benefit you selected at the
                                               rider's issue, as shown on the target death benefit
                                               page attached to your Policy; or
                                         --    the return of premium(s) you paid on the Policy
                                               up to an annual maximum, plus interest if applicable.



The death benefit on the ATIR will automatically decrease on a dollar-for-dollar basis when the Base Policy death benefit is increased due to the operation of the "limitation percentage" required by federal tax requirements. It is possible that the amount of the ATIR death benefit may be zero if your Base Policy death benefit increases enough.



EVEN WHEN THE ATIR DEATH BENEFIT IS REDUCED TO ZERO BY VIRTUE OF THE OPERATION OF THE "LIMITATION PERCENTAGE," YOUR RIDER REMAINS IN EFFECT UNTIL YOU REMOVE IT FROM YOUR POLICY. IF LATER THE BASE POLICY DEATH BENEFIT DROPS, THE ATIR COVERAGE COULD REAPPEAR.



       At the younger joint insured's age 95, when the Joint Insured Term Rider terminates, the face amount of coverage under that rider will be added to coverage under the ATIR and the ATIR charge will apply to the transferred coverage.



  ATIR CHARGE                            The ATIR charge is a cost of insurance charge that is
                                         calculated by multiplying the monthly cost of insurance
                                         rate for the ATIR by the ATIR death benefit in effect
                                         on each Monthiversary. The cost of insurance rates for
                                         the ATIR are based on both insureds' issue age, gender,
                                         rate class, and length of time that the rider has been
                                         in force. We deduct the charge from each subaccount and
                                         the fixed account in accordance with your current
                                         premium allocation instructions.



The total charges you pay may be less if you have greater coverage under an ATIR rather than under the Base Policy and the Joint Insured Term Rider. The monthly guaranteed maximum costs of insurance rates for this rider are in your Policy.



       This rider is not available if you have chosen Death Benefit Option B.

       The rider does not contribute to the Policy's cash value or cash surrender value. It cannot be used for a Policy loan. We do not assess any additional surrender charge for the ATIR.



The rider will terminate on the earliest of:



        -- the date the Policy terminates;



        -- the effective date of any change in the Death Benefit Option type under the Policy;



        -- the Monthiversary when the rider terminates at the owner's written request; or



        -- the anniversary nearest the maturity date if maturity is elected under the Base Policy or if you elect to continue coverage after maturity with the Base Policy death benefit equal to the cash value (Option 1 under Benefits at Maturity on page 61 of the prospectus). At attained age 100 of the younger joint insured, if the Death Benefit Extension Rider is on the Policy, any death benefit associated with the ATIR will become part of the Base Policy's specified amount.



       If you have the ATIR on your Policy, the following transactions will cause any future scheduled increases in the maximum target death benefit to be discontinued:



        -- a cash withdrawal;



        -- a decrease in the specified amount; or



        -- taking a loan.



DEATH BENEFIT EXTENSION RIDER



       This rider will extend the life insurance coverage past the younger joint insured's attained age 100 with no administrative or cost of insurance charges at or after the younger joint insured's attained age 100. The then current mortality and risk charge associated with the Base Policy will apply. This rider can be elected at issue or, if then available, at any time prior to the younger joint insured's attained age 81. This rider is not available in all states and currently may not be available through all distribution channels.



       With this rider on your Policy, life insurance coverage automatically extends on the maturity date (the date the younger joint insured attains age 100 or would have attained age 100 if the older insured is still alive at such time) set forth in your Policy. At the younger joint insured's attained age 100, we will discontinue taking monthly deductions for cost of insurance and administrative charges.

  DEATH BENEFIT EXTENSION RIDER CHARGE   --    The rider is pre-funded. The charge is deducted
                                               from your Policy's cash value each month from the date
                                               the rider is issued until the younger joint
                                               insured's attained age 100;
                                         --    The charge is added to the cost of insurance
                                               charges deducted each month for the Base Policy, any
                                               ATIR and any Joint Insured Term Rider; and
                                         --    The charge is based on the insured's age when the
                                               rider is issued.
                                         --    These charges may extend over a long period of
                                               time and may be significant. You should examine these
                                               charges carefully before you purchase this rider.



  CONDITIONS ON AND AFTER AGE 100 OF     --    All riders will terminate and the death benefit
  YOUNGER JOINT INSURED                        under the ATIR will be added to the Base Policy's
                                               specified amount.
                                         --    No future premium payments will be accepted
                                               without our consent unless required to prevent lapse of
                                               the Policy. Additional loan payments may be
                                               necessary to keep the Policy in force.
                                         --    Loan interest will continue to accumulate on any
                                               outstanding Policy loans.
                                         --    The death benefit may not be increased or
                                               decreased.



       If you elect the Death Benefit Extension Rider, the limitation percentage would be 101% at your attained age 100.


IMSA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


       We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.


PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RATES OF RETURN


       The average rates of return in Table 1 reflect each subaccount's actual investment performance. The Table shows the historical investment experience of the subaccounts based on the subaccounts' historical investment experience. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

       Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.


       The numbers reflect the annual mortality and expense risk charge, investment management fees and direct fund expenses.


       These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.

       We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                                    TABLE 1
                          AVERAGE ANNUAL TOTAL RETURN

                   FOR THE PERIODS ENDED ON DECEMBER 31, 2001



                                                                             10 YEARS     SUBACCOUNT
                                                                                OR        INCEPTION
SUBACCOUNT                                   1 YEAR    3 YEARS    5 YEARS    INCEPTION       DATE
----------                                   ------    -------    -------    ---------    ----------
WRL Van Kampen Emerging Growth.............  (33.83)%    5.50%     13.98%      16.15%      03/01/93
WRL T. Rowe Price Small Cap................  (10.52)%     N/A        N/A       (0.03)%     07/01/99
WRL PBHG Mid Cap Growth....................  (36.50)%     N/A        N/A       (5.81)%     07/01/99
WRL Alger Aggressive Growth................  (17.20)%   (1.91)%    11.36%      12.47%      03/01/94
WRL Third Avenue Value.....................   5.22%     17.44%       N/A       10.60%      01/02/98
WRL Value Line Aggressive Growth...........  (11.21)%     N/A        N/A      (12.72)%     05/01/00
WRL American Century International.........  (24.12)%   (7.50)%      N/A       (1.17)%     01/02/97
WRL Janus Global(1)........................  (23.53)%    1.94%      9.94%      14.24%      03/01/94
WRL Great Companies -- Technology(SM)......  (37.51)%     N/A        N/A      (40.66)%     05/01/00
WRL Janus Growth+..........................  (28.85)%   (7.45)%     8.52%       9.31%      10/02/86
WRL Goldman Sachs Growth...................  (14.86)%     N/A        N/A       (5.14)%     07/01/99
WRL GE U.S. Equity.........................  (9.69)%     1.37%       N/A        9.82%      01/02/97
WRL Great Companies -- America(SM(4).......  (12.98)%     N/A        N/A       (0.95)%     05/01/00
WRL Salomon All Cap........................   1.18%       N/A        N/A       10.01%      07/01/99
WRL Dreyfus Mid Cap........................  (4.80)%      N/A        N/A        2.96%      07/01/99
WRL PBHG/NWQ Value Select..................  (2.68)%     5.92%      6.80%       8.20%      05/01/96
WRL T. Rowe Price Dividend Growth..........  (5.02)%      N/A        N/A       (2.00)%     07/01/99
WRL Transamerica Value Balanced(5).........   1.54%      3.32%      6.47%       9.16%      01/03/95
WRL LKCM Strategic Total Return............  (3.06)%     0.88%      6.14%       8.79%      03/01/93
WRL Clarion Real Estate Securities.........  10.06%     10.47%       N/A        3.63%      05/01/98
WRL Federated Growth & Income..............  14.67%     11.59%     11.88%      11.09%      03/01/94
WRL AEGON Bond+............................   7.11%      4.22%      5.82%       5.81%      10/02/86
WRL Transamerica Money Market(2)+..........   3.05%      3.98%      4.11%       3.52%      10/02/86
WRL Gabelli Global Growth..................  (10.92)%     N/A        N/A      (14.78)%     09/01/00
WRL Great Companies -- Global(2)...........  (17.58)%     N/A        N/A      (23.36)%     09/01/00
WRL LKCM Capital Growth(3).................    N/A        N/A        N/A      (35.70)%     02/05/01
WRL Munder Net50...........................  (26.09)      N/A        N/A       (8.62)%     07/01/99
VIP Equity-Income Portfolio................  (6.07)%      N/A        N/A       (1.93)%     05/01/00
VIP Contrafund(R) Portfolio................  (13.25)%     N/A        N/A      (11.60)%     05/01/00
VIP Growth Opportunities...................  (15.40)%     N/A        N/A      (17.56)%     05/01/00
S&P 500+...................................  (11.89)%   (1.03)%    10.70%      12.94%      10/02/86



+   Shows ten year performance.


(1)Effective September 1, 2000, this subaccount was no longer available to new investors.


(2)The current yield, which is for the seven day period ended 12/31/01, more closely reflects current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.


(3)Not annualized.


(4)As of April 26, 2002, the C.A.S.E. Growth portfolio merged into the Great Companies -- America(SM) portfolio.


(5)As of April 26, 2002, the AEGON Balanced portfolio merged into the Transamerica Value Balanced portfolio.



       Because WRL Janus Balanced, WRL Conservative Asset Allocation, WRL Moderate Asset Allocation, WRL Moderately Aggressive Asset Allocation. WRL Aggressive Asset Allocation, WRL Transamerica Convertible Securities, WRL PIMCO Total Return, WRL Transamerica Equity, WRL Transamerica Growth Opportunities, WRL Transamerica U.S. Government Securities, WRL J.P. Morgan Enhanced Index, WRL Capital Guardian Value and WRL Capital Guardian U.S. Equity subaccounts commenced operations on May 1, 2002, the above Table does not reflect rates of return for these subaccounts.

                                    TABLE 2
           ADJUSTED HISTORICAL PORTFOLIO AVERAGE ANNUAL TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2001


                                                                                  10 YEARS     PORTFOLIO
                                                                                     OR        INCEPTION
PORTFOLIO                                         1 YEAR    3 YEARS    5 YEARS    INCEPTION      DATE
---------                                         ------    -------    -------    ---------    ---------
Van Kampen Emerging Growth......................  (33.83)%    5.50%     13.98%      16.12%     03/01/93
T. Rowe Price Small Cap.........................  (10.52)%     N/A        N/A        4.26%     05/03/99
PBHG Mid Cap Growth.............................  (36.50)%     N/A        N/A       (1.78)%    05/03/99
Alger Aggressive Growth.........................  (17.20)%   (1.91)%    11.36%      12.47%     03/01/94
Third Avenue Value..............................   5.22%     17.44%       N/A       10.60%     01/02/98
Value Line Aggressive Growth....................  (11.21)%     N/A        N/A      (12.72)%    05/01/00
American Century International..................  (24.12)%    7.50%       N/A       (1.17)%    01/02/97
Janus Global(3).................................  (23.53)%    1.94%      9.94%      14.24%     12/03/92
Great Companies -- Technology(SM)...............  (37.51)%     N/A        N/A      (40.66)%    05/01/00
Janus Growth+...................................  (28.85)%   (7.45)%     8.52%       9.31%     10/02/86
Goldman Sachs Growth............................  (14.86)%     N/A        N/A       (3.63)%    05/03/99
GE U.S. Equity..................................  (9.69)%     1.37%       N/A        9.82%     01/02/97
Great Companies -- America(SM(3)................  (12.98)%     N/A        N/A       (0.95)%    05/01/00
Salomon All Cap.................................   1.18%       N/A        N/A       12.32%     05/03/99
Dreyfus Mid Cap.................................  (4.80)%      N/A        N/A        4.87%     05/03/99
PBHG/NWQ Value Select...........................  (2.68)%     5.92%      6.80%       8.20%     05/01/96
T. Rowe Price Dividend Growth...................  (5.02)%      N/A        N/A       (1.84)%    05/03/99
Transamerica Value Balanced(4)..................   1.55%      3.32%      6.47%       9.16%     01/03/95
LKCM Strategic Total Return.....................  (3.06)%     0.88%      6.14%       8.79%     03/01/93
Clarion Real Estate Securities..................  10.06%     10.47%       N/A        3.63%     05/01/98
Federated Growth & Income.......................  14.67%     11.59%     11.88%      11.09%     03/01/94
AEGON Bond+.....................................   7.11%      4.22%      5.82%       5.81%     10/02/86
Transamerica Money Market(1)+...................   3.06%      3.98%      4.11%       3.52%     10/02/86
Gabelli Global Growth(2)........................  (10.92)%     N/A        N/A      (14.78)%    09/01/00
Great Companies -- Global().....................  (17.58)%     N/A        N/A      (23.36)%    09/01/00
LKCM Capital Growth.............................  (39.54)      N/A        N/A      (30.36)%    12/01/00
Munder Net50....................................  (26.09)%     N/A        N/A       (5.82)%    05/03/99
Transamerica Equity(5)+.........................  (18.37)%   (0.08)%    15.51%      19.21%     02/26/69
Transamerica Growth Opportunities(6)............    N/A        N/A        N/A       10.79%     05/02/01
J.P. Morgan Enhanced Index(7)...................  (12.77)%   (3.39)%      N/A        8.02%     05/02/97
Capital Guardian Value(8).......................   5.68%      2.03%      6.97%      10.81%     05/27/93
Capital Guardian U.S. Equity(9).................  (4.25)%      N/A        N/A       (2.85)%    10/09/00
Transamerica U.S. Government Securities(10).....   4.15%      3.76%      5.16%       5.19%     05/13/94
VIP Equity-Income Portfolio+....................  (6.07)%     1.95%      8.25%      12.50%     10/09/86
VIP Contrafund(R) Portfolio.....................  (13.25)%   (0.49)%     9.30%      14.60%     01/03/95
VIP Growth Opportunities Portfolio..............  (15.40)%  (10.54)%     2.61%       8.34%     01/03/95
S&P 500+........................................  (11.89)%   (1.03)%    10.70%      12.94%     10/02/86



 +  Shows ten year performance.


 (1)The current yield, which is for the seven day period ended 12/31/01, more closely reflects the current earnings of the subaccount than its total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.


 (2)Effective September 1, 2000, this portfolio was no longer available to new investors.


 (3)As of April 26, 2002, the C.A.S.E. Growth portfolio merged into the Great Companies -- America(SM) portfolio.


 (4)As of April 26, 2002, the AEGON Bond portfolio merged into the Transamerica Value Balanced portfolio.

 (5)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.


 (6)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.


 (7)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.


 (8)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.


 (9)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(10)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.



       Because WRL Janus Balanced, WRL Conservative Asset Allocation, WRL Moderate Asset Allocation, WRL Moderately Aggressive Asset Allocation, WRL Aggressive Asset Allocation, WRL Transamerica Convertible Securities and WRL PIMCO Total Return portfolios commenced operations on May 1, 2002, the above Table does not reflect rates of return for these portfolios.



       The annualized yield for the WRL Transamerica Money Market subaccount for the seven days ended December 31, 2001 was 1.01%.



       Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.



OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE


       We may compare each subaccount's performance to the performance of:

        --     other variable life issuers in general;
        --     variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by
               Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc.
               ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall
               Street Journal, Business Week, Barron's, Kiplinger's Personal
               Finance, and Fortune);
               +    Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks
                    such policies and contracts on the basis of total return,
                    and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense
                    deductions at the separate account level.
        --     the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
               +    unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of
                    operating or managing an investment portfolio; or
        --     other types of investments, such as:
               +    certificates of deposit;
               +    savings accounts and U.S. Treasuries;
               +    certain interest rate and inflation indices (e.g., the
               Consumer Price Index);         or
               +    indices measuring the performance of a defined group of
                    securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS


       We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES


       The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. AFSG, an affiliate of WRL, is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AFSG was organized on March 12, 1986 under the laws of the State of Pennsylvania. The Principal Underwriting Agreement between AFSG and Western Reserve on behalf of the separate account went into effect May 1, 1999. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:


        --     65% of all premiums you make during the first Policy year, PLUS
        --     2.50% of all premiums you make during Policy years 2 through 10.

We will pay an additional sales commission of up to 0.15% of the Policy's cash value on the fifth Policy anniversary and each anniversary thereafter where the cash value (minus amounts attributable to loans) equals at least $10,000. In addition, certain production, persistency and managerial bonuses may be paid.


       To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Payments may also be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.


       We intend to recoup commissions and other sales expenses through: the premium expense charge, the surrender charge, the cost of insurance charge, the mortality and expense risk charge, and earnings on amounts allocated under the Policies to the fixed account and the loan account. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to Policyowners.

       AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Funds held for the Policies as compensation for providing certain recordkeeping services.

LEGAL MATTERS


       Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of Ohio law pertaining to the Policy have been passed upon by John K. Carter, Vice President and Counsel of Western Reserve.


LEGAL PROCEEDINGS

       Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Western Reserve's ability to meet it obligations under the Policy.

VARIATIONS IN POLICY PROVISIONS

       Certain provisions of the Policy may vary from the descriptions in this prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.


PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS



       In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement filed with the SEC.



       The illustrations also will reflect the average portfolio expenses for 2001. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


EXPERTS


       The financial statements of WRL Series Life Account at December 31, 2001 and for each of the two years in the period ended December 31, 2001, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.



       The statutory-basis financial statements and schedules of Western Reserve at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.



       Actuarial matters included in this prospectus and registration statement have been examined by Alan Yaeger, Executive Vice President, Actuary and Chief Financial Officer of Western Reserve, as stated in the opinion filed as an exhibit to the registration statement.


FINANCIAL STATEMENTS


       Western Reserve's financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.



       Western Reserve's financial statements and schedules at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


ADDITIONAL INFORMATION ABOUT WESTERN RESERVE

       Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. Western Reserve's office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202, and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.

       Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in this prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

WESTERN RESERVE'S DIRECTORS AND OFFICERS

       We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.


                              BOARD OF DIRECTORS**



-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                  POSITION WITH WESTERN RESERVE         DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
 John R. Kenney                  Chairman of the Board            CEO (7/93 - 12/01), President
 570 Carillon Parkway                                             (12/92 - 12/99), Director 7/93
 St. Petersburg, Florida 33716                                    -present) of WRL; Chairman of
                                                                  the Board (3/93 - present),
                                                                  President (3/93 - 6/00) of
                                                                  Series Fund; Chairman of the
                                                                  Board (1990 - present) of IDEX
                                                                  Funds; Chairman of the Board
                                                                  (9/96 - present), President
                                                                  (9/97 - 1/02) of ATFA; Chairman
                                                                  of the Board (9/96 - 1/02),
                                                                  President (9/97 - 1/02) of
                                                                  ATSI; Chairman of the Board,
                                                                  Director and Co-CEO (3/00 -
                                                                  present) of Great Cos.
-------------------------------------------------------------------------------------------------
 Jerome C. Vahl                  Director and President           Director and President (12/99 -
 570 Carillon Parkway                                             present), Executive VP (6/98 -
 St. Petersburg, Florida 33716                                    12/99), VP (12/95 - 6/98),
                                                                  Assistant VP (1994 - 1995) of
                                                                  WRL; Executive VP (9/00 -
                                                                  present) of Series Fund and
                                                                  IDEX Funds; Director (3/00 -
                                                                  present) of Great Cos.,
                                                                  Director (11/99 - 1/02) of ATSI
                                                                  and ATFA; VP (12/01 - present)
                                                                  of AEGON USA, Inc.
-------------------------------------------------------------------------------------------------
 Jack E. Zimmerman               Director                         Trustee, (1987 - present) of
 507 St. Michel Circle                                            IDEX Funds; retired from Martin
 Kettering, Ohio 45429                                            Marietta (1993).
-------------------------------------------------------------------------------------------------
 James R. Walker                 Director                         Self-employed public accountant
 3320 Office Park Dr.                                             (1996 - present); Partner (1990
 Dayton, Ohio 45439                                               -1995) of Walker-Davis
                                                                  C.P.A.'s, Dayton, Ohio.



**Western Reserve = WRL


  AEGON/Transamerica Series Fund, Inc. = Series Fund


  IDEX Mutual Funds = IDEX Funds


  AEGON/Transamerica Fund Advisers, Inc. = ATFA


  AEGON/Transamerica Fund Services, Inc. = ATSI


  Great Companies, L.L.C. = Great Cos.

       The following table gives the name, address and principal occupation during the past five years of the principal officers of Western Reserve (other than officers listed above as directors).



                              PRINCIPAL OFFICERS**



-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                  POSITION WITH WESTERN RESERVE         DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
 Michael W. Kirby                Chief Executive Officer          CEO (12/01 - present) of WRL;
 4333 Edgewood Rd., NE                                            President (2001 - present) of
 Cedar Rapids, Iowa 52499                                         Life Investors Insurance
                                                                  Company of America and
                                                                  Individual Division of AEGON;
                                                                  Executive VP (1999 - 2001),
                                                                  National VP (1996 - 1999), VP
                                                                  (1995 - 1996), Regional
                                                                  Director (1990 - 1995), and
                                                                  Twin Career Agent (1988 - 1989)
                                                                  of Life Investors.
-------------------------------------------------------------------------------------------------
 Alan M. Yaeger*                 Executive Vice President,        Executive VP (1993 - present)
                                 Actuary and Chief                of Series Fund; Director (9/96
                                 Financial Officer                -1/02) of ATFA; Director (9/96
                                                                  -1/02) of ATSI.
-------------------------------------------------------------------------------------------------
 Herb T. Collins*                Executive Vice President         Executive VP (1996 - present),
                                                                  Chief Administrative Officer
                                                                  (1996 - 7/00) of WRL; VP,
                                                                  Administration (1986 - 1996) of
                                                                  Monumental Life Insurance
                                                                  Company.
-------------------------------------------------------------------------------------------------
 William H. Geiger*              Senior Vice President,           Senior VP, Corporate Counsel,
                                 Secretary, Corporate Counsel     and Group VP -- Compliance
                                 and Group Vice                   (1998 - present), Senior VP,
                                 President -- Compliance          General Counsel and Group VP --
                                                                  Compliance (1996 - 1998),
                                                                  Senior VP and General Counsel
                                                                  (1990 - 1996) of WRL; Group
                                                                  VP -- Compliance and Corporate
                                                                  Counsel (1996 - present) of
                                                                  AUSA Life Insurance Company,
                                                                  Inc., Bankers United Life
                                                                  Assurance Company, Life
                                                                  Investors Insurance Company of
                                                                  America, Monumental Life
                                                                  Insurance Company and
                                                                  Transamerica Life Insurance
                                                                  Company.***

-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                  POSITION WITH WESTERN RESERVE         DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
 Allan J. Hamilton*              Vice President, Treasurer        VP and Controller (8/87 -
                                 And Controller                   present) Treasurer (2/97 -
                                                                  present) of WRL; Treasurer and
                                                                  Chief Financial Officer (2/97 -
                                                                  12/01) of Series Fund; VP and
                                                                  Controller (3/99 - 12/01),
                                                                  Treasurer (12/01 - present) of
                                                                  ATFA; VP and Treasurer (1/02 -
                                                                  present) of ATFS.
-------------------------------------------------------------------------------------------------
 Terry L. Garvin*                Senior Vice President and Chief  Senior VP and Chief Marketing
                                 Marketing Officer                Officer (9/00 - present), VP
                                                                  and Chief Marketing Officer
                                                                  (12/95 - 9/00) of WRL.
-------------------------------------------------------------------------------------------------
 Carolyn M. Johnson*             Senior Vice President and        Senior VP and Chief Operations
                                 Chief Operations Officer         Officer (9/00 - present), VP
                                                                  (3/98 - 9/00) of WRL; VP (8/98
                                                                  -present) of Life Investors
                                                                  Insurance Company of America;
                                                                  VP (6/98 - present) of Peoples
                                                                  Benefit Life Insurance Company;
                                                                  VP (11/97 - present) of
                                                                  Transamerica Life Insurance
                                                                  Company (formerly, PFL Life
                                                                  Insurance Company); VP (2/00 -
                                                                  present) of Transamerica
                                                                  Occidental Life Insurance
                                                                  Company; (2/00 - present) of
                                                                  Transamerica Life Insurance and
                                                                  Annuity Company; VP (12/97 -
                                                                  present), Responsible Officer
                                                                  for Illustration Regulation
                                                                  (9/99 - 11/00) of Monumental
                                                                  Life Insurance Company.

-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                  POSITION WITH WESTERN RESERVE         DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
 Thomas R. Moriarty*             Senior Vice President            VP (6/93 - 12/99) of WRL;
                                                                  Director, President and CEO
                                                                  (11/99 - present) of AEGON
                                                                  Asset Management Services,
                                                                  Inc.; Executive VP, Treasurer
                                                                  and Principal Financial Officer
                                                                  (9/00 - present) of IDEX Funds;
                                                                  Executive VP, Treasurer and
                                                                  Principal Financial Officer
                                                                  (12/01 - present) of ATSF; VP
                                                                  (6/99 - present) of AFSG
                                                                  Securities Corporation;
                                                                  Chairman of the Board, CEO and
                                                                  President (7/99 - present),
                                                                  Senior VP (6/91 - 7/99) of
                                                                  InterSecurities, Inc.;
                                                                  Executive VP (1/02 - present)
                                                                  of ATFA and ATFS.
-------------------------------------------------------------------------------------------------
 Thomas E. Pierpan*              Senior Vice President, General   Senior VP and General Counsel
                                 Counsel and Assistant Secretary  (12/99 - present), VP (12/93 -
                                                                  12/99), Counsel (4/95 - 1/97),
                                                                  Associate General Counsel (1/97
                                                                  -12/99), Assistant VP (11/92 -
                                                                  12/93) of WRL; VP (3/95 -
                                                                  present), Assistant Secretary
                                                                  (3/95 - 12/97 and 12/99 -
                                                                  present), Associate General
                                                                  Counsel and Secretary (12/97 -
                                                                  12/99) of Series Fund.
-------------------------------------------------------------------------------------------------
 Tim Stonehocker*                Senior Vice President            Senior VP, WMA Business Unit
                                                                  (2000 - present); President
                                                                  (1997 - 2000) of Academy Life
                                                                  Insurance Company; VP (1997 -
                                                                  present) of Life Investors
                                                                  Insurance Company of America;
                                                                  VP (1997 - present) of Bankers
                                                                  United Life Assurance Company;
                                                                  VP (1997 - present) of
                                                                  Transamerica Life Insurance
                                                                  Company (formerly, PFL Life
                                                                  Insurance Company, Inc.)



*  Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.


** Western Reserve = WRL


   AEGON/Transamerica Series Fund, Inc. = Series Fund


   IDEX Mutual Funds = IDEX Funds


   AEGON/Transamerica Fund Advisers, Inc. = ATFA


   AEGON/Transamerica Fund Services, Inc. = ATSI


   Great Companies, L.L.C. = Great Cos.


***Transamerica Life Insurance Company previously was known as PFL Life
   Insurance Company. Each of the companies listed for the position held by Mr. Geiger from 1996 to the present is a subsidiary of AEGON USA, Inc.

       Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

       Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

APPENDIX A


WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


       The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 2001. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.



       Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 76-year period: investments of $1.00 in these assets would have grown to $2,279.13 and $7,860.05, respectively, by year-end 2001. This higher growth was achieved by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $50.66.



       The lowest-risk strategy over the past 76 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1925 - 2001 period.

                              ANNUAL RETURN GRAPH


                   COMPOUND ANNUAL RATES OF RETURN BY DECADE



                       1920S*   1930S   1940S   1950S   1960S   1970S   1980S   1990S   2000S**   1992-01
                       ------   -----   -----   -----   -----   -----   -----   -----   -------   -------
Large Company........   19.2%   -0.1%    9.2%   19.4%    7.8%    5.9%   17.5%   18.2%    -10.5%    12.9%
Small Company........   -4.5     1.4    20.7    16.9    15.5    11.5    15.8    15.1       8.8     15.6
Long-Term Corp.......    5.2     6.9     2.7     1.0     1.7     6.2    13.0     8.3      11.8      8.1
Long-Term Govt.......    5.0     4.9     3.2    -0.1     1.4     5.5    12.6     9.0      12.2      8.7
Inter-Term Govt......    4.2     4.6     1.8     1.3     3.5     7.0    11.9     7.2      10.1      6.7
Treasury Bills.......    3.7     0.6     0.4     1.9     3.9     6.3     8.9     4.9       4.9      4.6
Inflation............   -1.1    -2.0     5.4     2.2     2.5     7.4     5.1     2.9       2.5      2.5



 * Based on the period 1926-1929.


** Based on period 2000-2001.



Used with permission. (C)2002 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT:


Report of Independent Auditors, dated January 31, 2002


Statements of Assets and Liabilities at December 31, 2001


Statements of Operations for the year ended December 31, 2001


Statements of Changes in Net Assets for the years ended December 31, 2001 and
2000


Financial Highlights for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997

Notes to the Financial Statements

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


Report of Independent Auditors, dated February 15, 2002


Statutory-Basis Balance Sheets at December 31, 2001 and 2000


Statutory-Basis Statements of Operations for the years ended December 31, 2001,


   2000 and 1999

Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 2001, 2000 and 1999


Statutory-Basis Statements of Cash Flow for the years ended December 31, 2001, 2000 and 1999


Notes to Financial Statements -- Statutory-Basis

Statutory-Basis Financial Statement Schedules


WRL00053-5/02

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and Policy Owners


  of the WRL Series Life Account


Western Reserve Life Assurance Company of Ohio



We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the WRL Series Life Account (the "Separate Account," a separate account of Western Reserve Life Assurance Co. of Ohio) as of December 31, 2001, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2001, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the WRL Series Life Account at December 31, 2001, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.


                                    /s/ ERNST & YOUNG LLP

Des Moines, Iowa


January 31, 2002

WRL SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                                                                           WRL
                                                    WRL           WRL           WRL          WRL           LKCM
                                                J.P. MORGAN      AEGON         JANUS        JANUS       STRATEGIC
                                                MONEY MARKET      BOND        GROWTH        GLOBAL     TOTAL RETURN
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................       82,155         3,797         21,422      17,130         6,605
                                                  ========      ========    ===========   =========      ========
    Cost.....................................     $ 82,155      $ 43,884    $ 1,041,848   $ 423,082      $ 98,671
                                                  ========      ========    ===========   =========      ========
  Investment, at net asset value.............     $ 82,155      $ 45,408    $   699,423   $ 313,827      $ 95,309
  Dividend receivable........................           13             0              0           0             0
  Transfers receivable from depositor........          249             0            240          85            22
                                                  --------      --------    -----------   ---------      --------
    Total assets.............................       82,417        45,408        699,663     313,912        95,331
                                                  --------      --------    -----------   ---------      --------
LIABILITIES:
  Accrued expenses...........................            0             0              0           0             0
  Transfers payable to depositor.............            0           699              0           0             0
                                                  --------      --------    -----------   ---------      --------
    Total liabilities........................            0           699              0           0             0
                                                  --------      --------    -----------   ---------      --------
    Net assets...............................     $ 82,417      $ 44,709    $   699,663   $ 313,912      $ 95,331
                                                  ========      ========    ===========   =========      ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................     $ 82,417      $ 44,709    $   699,663   $ 313,912      $ 95,331
  Depositor's equity.........................            0             0              0           0             0
                                                  --------      --------    -----------   ---------      --------
    Net assets applicable to units
      outstanding............................     $ 82,417      $ 44,709    $   699,663   $ 313,912      $ 95,331
                                                  ========      ========    ===========   =========      ========
  Policy owners' units.......................        4,349         1,725          9,583      12,912         4,517
  Depositor's units..........................            0             0              0           0             0
                                                  --------      --------    -----------   ---------      --------
    Units outstanding........................        4,349         1,725          9,583      12,912         4,517
                                                  ========      ========    ===========   =========      ========
    Accumulation unit value..................     $  18.95      $  25.91    $     73.01   $   24.31      $  21.10
                                                  ========      ========    ===========   =========      ========



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                   WRL
                                                   VAN          WRL                       WRL           WRL
                                                  KAMPEN       ALGER         WRL       FEDERATED    TRANSAMERICA
                                                 EMERGING    AGGRESSIVE     AEGON       GROWTH &       VALUE
                                                  GROWTH       GROWTH      BALANCED      INCOME       BALANCED
                                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................      19,892       15,214        1,733        3,770         3,152
                                                =========    =========     ========     ========      ========
    Cost.....................................   $ 635,383    $ 328,586     $ 21,763     $ 50,591      $ 42,809
                                                =========    =========     ========     ========      ========
  Investment, at net asset value.............   $ 386,700    $ 248,600     $ 22,030     $ 57,600      $ 41,892
  Dividend receivable........................           0            0            0            0             0
  Transfers receivable from depositor........         203          152           31          231            42
                                                ---------    ---------     --------     --------      --------
    Total assets.............................     386,903      248,752       22,061       57,831        41,934
                                                ---------    ---------     --------     --------      --------
LIABILITIES:
  Accrued expenses...........................           0            0            0            0             0
  Transfers payable to depositor.............           0            0            0            0             0
                                                ---------    ---------     --------     --------      --------
    Total liabilities........................           0            0            0            0             0
                                                ---------    ---------     --------     --------      --------
    Net assets...............................   $ 386,903    $ 248,752     $ 22,061     $ 57,831      $ 41,934
                                                =========    =========     ========     ========      ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................   $ 386,903    $ 248,752     $ 22,061     $ 57,831      $ 41,934
  Depositor's equity.........................           0            0            0            0             0
                                                ---------    ---------     --------     --------      --------
    Net assets applicable to units
      outstanding............................   $ 386,903    $ 248,752     $ 22,061     $ 57,831      $ 41,934
                                                =========    =========     ========     ========      ========
  Policy owners' units.......................      10,305        9,881        1,426        2,531         2,270
  Depositor's units..........................           0            0            0            0             0
                                                ---------    ---------     --------     --------      --------
    Units outstanding........................      10,305        9,881        1,426        2,531         2,270
                                                =========    =========     ========     ========      ========
    Accumulation unit value..................   $   37.54    $   25.17     $  15.47     $  22.85      $  18.47
                                                =========    =========     ========     ========      ========



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                                                                             WRL
                                                   WRL           WRL             WRL            WRL         THIRD
                                                 C.A.S.E.        NWQ        INTERNATIONAL       GE          AVENUE
                                                  GROWTH     VALUE EQUITY      EQUITY       U.S. EQUITY     VALUE
                                                SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................       2,780         2,333          1,045          2,292         2,361
                                                 ========      ========       ========       ========      ========
    Cost.....................................    $ 34,310      $ 32,071       $ 11,685       $ 34,389      $ 32,340
                                                 ========      ========       ========       ========      ========
  Investment, at net asset value.............    $ 17,845      $ 32,877       $  7,992       $ 30,992      $ 34,281
  Dividend receivable........................           0             0              0              0             0
  Transfers receivable from depositor........           2            13            191             28            64
                                                 --------      --------       --------       --------      --------
    Total assets.............................      17,847        32,890          8,183         31,020        34,345
                                                 --------      --------       --------       --------      --------
LIABILITIES:
  Accrued expenses...........................           0             0              0              0             0
  Transfers payable to depositor.............           0             0              0              0             0
                                                 --------      --------       --------       --------      --------
    Total liabilities........................           0             0              0              0             0
                                                 --------      --------       --------       --------      --------
    Net assets...............................    $ 17,847      $ 32,890       $  8,183       $ 31,020      $ 34,345
                                                 ========      ========       ========       ========      ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................    $ 17,847      $ 32,890       $  8,183       $ 31,020      $ 34,345
  Depositor's equity.........................           0             0              0              0             0
                                                 --------      --------       --------       --------      --------
    Net assets applicable to units
      outstanding............................    $ 17,847      $ 32,890       $  8,183       $ 31,020      $ 34,345
                                                 ========      ========       ========       ========      ========
  Policy owners' units.......................       1,963         2,103            868          1,942         2,296
  Depositor's units..........................           0             0              0              0             0
                                                 --------      --------       --------       --------      --------
    Units outstanding........................       1,963         2,103            868          1,942         2,296
                                                 ========      ========       ========       ========      ========
    Accumulation unit value..................    $   9.09      $  15.64       $   9.43       $  15.97      $  14.96
                                                 ========      ========       ========       ========      ========



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                    WRL          WRL                          WRL            WRL
                                                J.P. MORGAN    GOLDMAN        WRL           T. ROWE        T. ROWE
                                                REAL ESTATE     SACHS        MUNDER          PRICE          PRICE
                                                SECURITIES      GROWTH       NET50      DIVIDEND GROWTH   SMALL CAP
                                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................         702          411          346             353            620
                                                  =======      =======      =======         =======        =======
    Cost.....................................     $ 7,588      $ 3,744      $ 3,354         $ 3,370        $ 6,760
                                                  =======      =======      =======         =======        =======
  Investment, at net asset value.............     $ 7,865      $ 3,737      $ 2,792         $ 3,416        $ 6,803
  Dividend receivable........................           0            0            0               0              0
  Transfers receivable from depositor........          34           13           12               3             29
                                                  -------      -------      -------         -------        -------
    Total assets.............................       7,899        3,750        2,804           3,419          6,832
                                                  -------      -------      -------         -------        -------
LIABILITIES:
  Accrued expenses...........................           0            0            0               0              0
  Transfers payable to depositor.............           0            0            0               0              0
                                                  -------      -------      -------         -------        -------
    Total liabilities........................           0            0            0               0              0
                                                  -------      -------      -------         -------        -------
    Net assets...............................     $ 7,899      $ 3,750      $ 2,804         $ 3,419        $ 6,832
                                                  =======      =======      =======         =======        =======
NET ASSETS CONSISTS OF:
  Policy owners' equity......................     $ 7,899      $ 3,750      $ 2,804         $ 3,419        $ 6,832
  Depositor's equity.........................           0            0            0               0              0
                                                  -------      -------      -------         -------        -------
    Net assets applicable to units
      outstanding............................     $ 7,899      $ 3,750      $ 2,804         $ 3,419        $ 6,832
                                                  =======      =======      =======         =======        =======
  Policy owners' units.......................         693          428          351             361            684
  Depositor's units..........................           0            0            0               0              0
                                                  -------      -------      -------         -------        -------
    Units outstanding........................         693          428          351             361            684
                                                  =======      =======      =======         =======        =======
    Accumulation unit value..................     $ 11.40      $  8.76      $  7.98         $  9.48        $  9.99
                                                  =======      =======      =======         =======        =======



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                                                                                   WRL
                                                   WRL            WRL            WRL              WRL             GREAT
                                                 SALOMON     PILGRIM BAXTER    DREYFUS        VALUE LINE       COMPANIES -
                                                 ALL CAP     MID CAP GROWTH    MID CAP     AGGRESSIVE GROWTH   AMERICA(SM)
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................       2,331          3,401           471              158            1,665
                                                 ========       ========       =======          =======         ========
    Cost.....................................    $ 30,727       $ 56,960       $ 5,313          $ 1,396         $ 16,913
                                                 ========       ========       =======          =======         ========
  Investment, at net asset value.............    $ 30,447       $ 32,817       $ 5,315          $ 1,281         $ 16,583
  Dividend receivable........................           0              0             0                0                0
  Transfers receivable from depositor........          79             50            10                2               24
                                                 --------       --------       -------          -------         --------
    Total assets.............................      30,526         32,867         5,325            1,283           16,607
                                                 --------       --------       -------          -------         --------
LIABILITIES:
  Accrued expenses...........................           0              0             0                0                0
  Transfers payable to depositor.............           0              0             0                0                0
                                                 --------       --------       -------          -------         --------
    Total liabilities........................           0              0             0                0                0
                                                 --------       --------       -------          -------         --------
    Net assets...............................    $ 30,526       $ 32,867       $ 5,325          $ 1,283         $ 16,607
                                                 ========       ========       =======          =======         ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................    $ 30,526       $ 32,867       $ 5,325          $ 1,124         $ 16,410
  Depositor's equity.........................           0              0             0              159              197
                                                 --------       --------       -------          -------         --------
    Net assets applicable to units
      outstanding............................    $ 30,526       $ 32,867       $ 5,325          $ 1,283         $ 16,607
                                                 ========       ========       =======          =======         ========
  Policy owners' units.......................       2,405          3,818           493              141            1,667
  Depositor's units..........................           0              0             0               20               20
                                                 --------       --------       -------          -------         --------
    Units outstanding........................       2,405          3,818           493              161            1,687
                                                 ========       ========       =======          =======         ========
    Accumulation unit value..................    $  12.70       $   8.61       $ 10.81          $  7.97         $   9.84
                                                 ========       ========       =======          =======         ========



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                     WRL             WRL          WRL          WRL
                                                    GREAT           GREAT       GABELLI        LKCM
                                                 COMPANIES -     COMPANIES -     GLOBAL      CAPITAL
                                                TECHNOLOGY(SM)    GLOBAL(2)      GROWTH       GROWTH
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................        1,443             314          923          172
                                                   =======         =======      =======      =======
    Cost.....................................      $ 7,899         $ 2,260      $ 7,916      $ 1,122
                                                   =======         =======      =======      =======
  Investment, at net asset value.............      $ 6,135         $ 2,229      $ 7,537      $ 1,155
  Dividend receivable........................            0               0            0            0
  Transfers receivable from depositor........           12               9           53            2
                                                   -------         -------      -------      -------
    Total assets.............................        6,147           2,238        7,590        1,157
                                                   -------         -------      -------      -------
LIABILITIES:
  Accrued expenses...........................            0               0            0            0
  Transfers payable to depositor.............            0               0            0            0
                                                   -------         -------      -------      -------
    Total liabilities........................            0               0            0            0
                                                   -------         -------      -------      -------
    Net assets...............................      $ 6,147         $ 2,238      $ 7,590      $ 1,157
                                                   =======         =======      =======      =======
NET ASSETS CONSISTS OF:
  Policy owners' equity......................      $ 6,063         $ 2,220      $ 7,570      $ 1,141
  Depositor's equity.........................           84              18           20           16
                                                   -------         -------      -------      -------
    Net assets applicable to units
      outstanding............................      $ 6,147         $ 2,238      $ 7,590      $ 1,157
                                                   =======         =======      =======      =======
  Policy owners' units.......................        1,448             316          936          177
  Depositor's units..........................           20               3            3            3
                                                   -------         -------      -------      -------
    Units outstanding........................        1,468             319          939          180
                                                   =======         =======      =======      =======
    Accumulation unit value..................      $  4.19         $  7.02      $  8.08      $  6.43
                                                   =======         =======      =======      =======



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                FIDELITY VIP III
                                                     GROWTH        FIDELITY VIP II   FIDELITY VIP
                                                 OPPORTUNITIES      CONTRAFUND(R)    EQUITY-INCOME
                                                   SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................            92                167              183
                                                    =======            =======          =======
    Cost.....................................       $ 1,415            $ 3,367          $ 4,159
                                                    =======            =======          =======
  Investment, at net asset value.............       $ 1,388            $ 3,331          $ 4,136
  Dividend receivable........................             0                  0                0
  Transfers receivable from depositor........             9                  4               25
                                                    -------            -------          -------
    Total assets.............................         1,397              3,335            4,161
                                                    -------            -------          -------
LIABILITIES:
  Accrued expenses...........................             0                  0                0
  Transfers payable to depositor.............             0                  0                0
                                                    -------            -------          -------
    Total liabilities........................             0                  0                0
                                                    -------            -------          -------
    Net assets...............................       $ 1,397            $ 3,335          $ 4,161
                                                    =======            =======          =======
NET ASSETS CONSISTS OF:
  Policy owners' equity......................       $ 1,379            $ 3,315          $ 4,161
  Depositor's equity.........................            18                 20                0
                                                    -------            -------          -------
    Net assets applicable to units
      outstanding............................       $ 1,397            $ 3,335          $ 4,161
                                                    =======            =======          =======
  Policy owners' units.......................           190                407              401
  Depositor's units..........................             3                  3                2
                                                    -------            -------          -------
    Units outstanding........................           193                410              403
                                                    =======            =======          =======
    Accumulation unit value..................       $  7.25            $  8.14          $ 10.32
                                                    =======            =======          =======



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 2001


(ALL AMOUNTS IN THOUSANDS)



                                                                                                       WRL
                                                 WRL           WRL          WRL          WRL           LKCM
                                             J.P. MORGAN      AEGON        JANUS        JANUS       STRATEGIC
                                             MONEY MARKET      BOND        GROWTH       GLOBAL     TOTAL RETURN
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................    $    2,561    $     235    $        0   $   3,099      $    437
                                              ----------    ---------    ----------   ----------     --------
EXPENSES:
  Mortality and expense risk..............           621          323         6,861       3,064           850
                                              ----------    ---------    ----------   ----------     --------
    Net investment income (loss)..........         1,940          (88)       (6,861)         35          (413)
                                              ----------    ---------    ----------   ----------     --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.................             0           46        37,427       5,742         1,444

  Realized gain distributions.............             0            0        27,203          20           510
  Change in unrealized appreciation
    (depreciation)........................             0        2,228      (339,361)   (103,306)       (4,616)
                                              ----------    ---------    ----------   ----------     --------
    Net gain (loss) on investment
      securities..........................             0        2,274      (274,731)    (97,544)       (2,662)
                                              ----------    ---------    ----------   ----------     --------
      Net increase (decrease) in net
         assets resulting from
         operations.......................    $    1,940    $   2,186    $ (281,592)  $ (97,509)     $ (3,075)
                                              ==========    =========    ==========   ==========     ========



                                                 WRL           WRL                       WRL           WRL
                                              VAN KAMPEN      ALGER         WRL       FEDERATED    TRANSAMERICA
                                               EMERGING     AGGRESSIVE     AEGON       GROWTH &       VALUE
                                                GROWTH        GROWTH      BALANCED      INCOME       BALANCED
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................    $      339    $       0    $       95   $     783      $    572
                                              ----------    ---------    ----------   ----------     --------
EXPENSES:
  Mortality and expense risk..............         3,933        2,225           193         379           355
                                              ----------    ---------    ----------   ----------     --------
    Net investment income (loss)..........        (3,594)      (2,225)          (98)        404           217
                                              ----------    ---------    ----------   ----------     --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.................      (247,426)       4,373           288         378            81

  Realized gain distributions.............         7,210           27             0          16             3
  Change in unrealized appreciation
    (depreciation)........................        44,394      (52,170)         (994)      4,603             7
                                              ----------    ---------    ----------   ----------     --------
    Net gain (loss) on investment
      securities..........................      (195,822)     (47,770)         (706)      4,997            91
                                              ----------    ---------    ----------   ----------     --------
      Net increase (decrease) in net
         assets resulting from
         operations.......................    $ (199,416)   $ (49,995)   $     (804)  $   5,401      $    308
                                              ==========    =========    ==========   ==========     ========



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 2001


(ALL AMOUNTS IN THOUSANDS)



                                                                                                               WRL
                                                 WRL           WRL             WRL              WRL           THIRD
                                              C.A.S.E.         NWQ        INTERNATIONAL         GE            AVENUE
                                               GROWTH      VALUE EQUITY      EQUITY         U.S. EQUITY       VALUE
                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................    $  2,324        $   45        $    263         $     54        $    31
                                              --------        ------        --------         --------        -------
EXPENSES:
  Mortality and expense risk..............         193           279              71              269            233
                                              --------        ------        --------         --------        -------
    Net investment income (loss)..........       2,131          (234)            192             (215)          (202)
                                              --------        ------        --------         --------        -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.................      (1,711)           74            (507)              96            477

  Realized gain distributions.............          33             2              24              239             45
  Change in unrealized appreciation
    (depreciation)........................      (8,077)         (769)         (1,952)          (3,268)           874
                                              --------        ------        --------         --------        -------
    Net gain (loss) on investment
      securities..........................      (9,755)         (693)         (2,435)          (2,933)         1,396
                                              --------        ------        --------         --------        -------
      Net increase (decrease) in net
         assets resulting from
         operations.......................    $ (7,624)       $ (927)       $ (2,243)        $ (3,148)       $ 1,194
                                              ========        ======        ========         ========        =======



                                                 WRL           WRL                              WRL            WRL
                                             J.P. MORGAN     GOLDMAN           WRL            T. ROWE        T. ROWE
                                             REAL ESTATE      SACHS          MUNDER            PRICE          PRICE
                                             SECURITIES       GROWTH          NET50       DIVIDEND GROWTH   SMALL CAP
                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................    $    141        $   18        $     13         $      0        $     0
                                              --------        ------        --------         --------        -------
EXPENSES:
  Mortality and expense risk..............          45            20              20               19             35
                                              --------        ------        --------         --------        -------
    Net investment income (loss)..........          96            (2)             (7)             (19)           (35)
                                              --------        ------        --------         --------        -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.................         131          (385)           (330)              16           (674)

  Realized gain distributions.............           0             2               0                9              0
  Change in unrealized appreciation
    (depreciation)........................         177            99            (532)             (44)           399
                                              --------        ------        --------         --------        -------
    Net gain (loss) on investment
      securities..........................         308          (284)           (862)             (19)          (275)
                                              --------        ------        --------         --------        -------
      Net increase (decrease) in net
         assets resulting from
         operations.......................    $    404        $ (286)       $   (869)        $    (38)       $  (310)
                                              ========        ======        ========         ========        =======



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 2001


(ALL AMOUNTS IN THOUSANDS)



                                                                 WRL                            WRL            WRL
                                                 WRL        PILGRIM BAXTER       WRL         VALUE LINE       GREAT
                                               SALOMON         MID CAP         DREYFUS       AGGRESSIVE    COMPANIES -
                                               ALL CAP          GROWTH         MID CAP         GROWTH      AMERICA(SM)
                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................     $    379       $       0         $   49         $    0        $     40
                                               --------       ---------         ------         ------        --------
EXPENSES:
  Mortality and expense risk..............          190             288             32              9             105
                                               --------       ---------         ------         ------        --------
    Net investment income (loss)..........          189            (288)            17             (9)            (65)
                                               --------       ---------         ------         ------        --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.................         (130)         (8,685)          (172)          (166)            (51)
  Realized gain distributions.............           10               0              6              0               0
  Change in unrealized appreciation
    (depreciation)........................         (356)         (7,067)            24             68          (1,032)
                                               --------       ---------         ------         ------        --------
    Net gain (loss) on investment
      securities..........................         (476)        (15,752)          (142)           (98)         (1,083)
                                               --------       ---------         ------         ------        --------
      Net increase (decrease) in net
         assets resulting from
         operations.......................     $   (287)      $ (16,040)        $ (125)        $ (107)       $ (1,148)
                                               ========       =========         ======         ======        ========



                                                  WRL              WRL             WRL             WRL
                                                 GREAT            GREAT          GABELLI          LKCM
                                               COMPANIES-       COMPANIES-        GLOBAL         CAPITAL
                                             TECHNOLOGY(SM)     GLOBAL(2)         GROWTH         GROWTH
                                               SUBACCOUNT       SUBACCOUNT      SUBACCOUNT    SUBACCOUNT(1)
INVESTMENT INCOME:
  Dividend income.........................      $      0        $       0         $    6          $   2
                                                --------        ---------         ------          -----
EXPENSES:
  Mortality and expense risk..............            34               11             40              2
                                                --------        ---------         ------          -----
    Net investment income (loss)..........           (34)             (11)           (34)             0
                                                --------        ---------         ------          -----
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.................        (1,355)             (63)           (53)           (40)
  Realized gain distributions.............             0                0              0              0
  Change in unrealized appreciation
    (depreciation)........................          (459)             (16)          (346)            33
                                                --------        ---------         ------          -----
    Net gain (loss) on investment
      securities..........................        (1,814)             (79)          (399)            (7)
                                                --------        ---------         ------          -----
      Net increase (decrease) in net
         assets resulting from
         operations.......................      $ (1,848)       $     (90)        $ (433)         $  (7)
                                                ========        =========         ======          =====



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 2001


(ALL AMOUNTS IN THOUSANDS)



                                             FIDELITY VIP III                     FIDELITY VIP
                                                  GROWTH        FIDELITY VIP II     EQUITY -
                                              OPPORTUNITIES      CONTRAFUND(R)       INCOME
                                                SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................        $    2            $    9           $  13
                                                  ------            ------           -----
EXPENSES:
  Mortality and expense risk..............             8                18              21
                                                  ------            ------           -----
    Net investment income (loss)..........            (6)               (9)             (8)
                                                  ------            ------           -----
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.................          (161)             (191)            (67)
  Realized gain distributions.............             0                34              37
  Change in unrealized appreciation
    (depreciation)........................            43                11             (36)
                                                  ------            ------           -----
    Net gain (loss) on investment
      securities..........................          (118)             (146)            (66)
                                                  ------            ------           -----
      Net increase (decrease) in net
         assets resulting from
         operations.......................        $ (124)           $ (155)          $ (74)
                                                  ======            ======           =====



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                               WRL                    WRL                     WRL
                                                           J.P. MORGAN               AEGON                   JANUS
                                                          MONEY MARKET               BOND                    GROWTH
                                                           SUBACCOUNT             SUBACCOUNT               SUBACCOUNT
                                                      ---------------------   -------------------   ------------------------
                                                          DECEMBER 31,           DECEMBER 31,             DECEMBER 31,
                                                      ---------------------   -------------------   ------------------------
                                                        2001        2000        2001       2000        2001         2000
                                                      ---------   ---------   --------   --------   ----------   -----------
OPERATIONS:
  Net investment income (loss).....................   $   1,940   $   2,389   $    (88)  $  1,147   $   (6,861)  $   152,896
  Net gain (loss) on investment securities.........           0           0      2,274      1,222     (274,731)     (555,143)
                                                      ---------   ---------   --------   --------   ----------   -----------
  Net increase (decrease) in net assets resulting
    from operations................................       1,940       2,389      2,186      2,369     (281,592)     (402,247)
                                                      ---------   ---------   --------   --------   ----------   -----------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      31,666      12,540     21,257        897      126,273       168,047
                                                      ---------   ---------   --------   --------   ----------   -----------
  Less cost of units redeemed:
    Administrative charges.........................       4,916       3,274      3,034      2,341       71,004        69,288
    Policy loans...................................       2,096       1,672        586      1,361       10,816        44,968
    Surrender benefits.............................       4,288       5,687        977        735       22,233        38,262
    Death benefits.................................         168          87         72         23        1,980         6,224
                                                      ---------   ---------   --------   --------   ----------   -----------
                                                         11,468      10,720      4,669      4,460      106,033       158,742
                                                      ---------   ---------   --------   --------   ----------   -----------
    Increase (decrease) in net assets from capital
      unit transactions............................      20,198       1,820     16,588     (3,563)      20,240         9,305
                                                      ---------   ---------   --------   --------   ----------   -----------
    Net increase (decrease) in net assets..........      22,138       4,209     18,774     (1,194)    (261,352)     (392,942)

  Depositor's equity contribution (net
    redemption)....................................           0           0          0          0            0             0
NET ASSETS:
  Beginning of year................................      60,279      56,070     25,935     27,129      961,015     1,353,957
                                                      ---------   ---------   --------   --------   ----------   -----------
  End of year......................................   $  82,417   $  60,279   $ 44,709   $ 25,935   $  699,663   $   961,015
                                                      =========   =========   ========   ========   ==========   ===========
UNIT ACTIVITY:
  Units outstanding - beginning of year............       3,278       3,206      1,072      1,232        9,366         9,293
  Units issued.....................................      27,105      50,376      1,365        427        4,247         2,459
  Units redeemed...................................     (26,034)    (50,304)      (712)      (587)      (4,030)       (2,386)
                                                      ---------   ---------   --------   --------   ----------   -----------
  Units outstanding - end of year..................       4,349       3,278      1,725      1,072        9,583         9,366
                                                      =========   =========   ========   ========   ==========   ===========



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                                                       WRL
                                                               WRL                     LKCM                     WRL
                                                              JANUS                 STRATEGIC               VAN KAMPEN
                                                              GLOBAL               TOTAL RETURN           EMERGING GROWTH
                                                            SUBACCOUNT              SUBACCOUNT              SUBACCOUNT
                                                      ----------------------   --------------------   -----------------------
                                                           DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                      ----------------------   --------------------   -----------------------
                                                        2001         2000        2001       2000         2001         2000
                                                      ---------   ----------   --------   ---------   ----------   ----------
OPERATIONS:
  Net investment income (loss).....................   $      35   $   98,726   $   (413)  $   7,415   $   (3,594)  $  168,610
  Net gain (loss) on investment securities.........     (97,544)    (191,334)    (2,662)    (12,297)    (195,822)    (261,688)
                                                      ---------   ----------   --------   ---------   ----------   ----------
  Net increase (decrease) in net assets resulting
    from operations................................     (97,509)     (92,608)    (3,075)     (4,882)    (199,416)     (93,078)
                                                      ---------   ----------   --------   ---------   ----------   ----------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      47,977      112,253     12,375      10,776       64,879      145,357
                                                      ---------   ----------   --------   ---------   ----------   ----------
  Less cost of units redeemed:
    Administrative charges.........................      31,569       31,746      8,111       7,939       38,288       35,247
    Policy loans...................................       4,476       15,396      1,157       2,710        6,127       22,735
    Surrender benefits.............................      10,117       12,985      2,908       2,844       13,487       20,687
    Death benefits.................................         503          907        259         600          860        1,538
                                                      ---------   ----------   --------   ---------   ----------   ----------
                                                         46,665       61,034     12,435      14,093       58,762       80,207
                                                      ---------   ----------   --------   ---------   ----------   ----------
    Increase (decrease) in net assets from capital
      unit transactions............................       1,312       51,219        (60)     (3,317)       6,117       65,150
                                                      ---------   ----------   --------   ---------   ----------   ----------
    Net increase (decrease) in net assets..........     (96,197)     (41,389)    (3,135)     (8,199)    (193,299)     (27,928)
  Depositor's equity contribution (net
    redemption)....................................           0            0          0           0            0            0
NET ASSETS:
  Beginning of year................................     410,109      451,498     98,466     106,665      580,202      608,130
                                                      ---------   ----------   --------   ---------   ----------   ----------
  End of year......................................   $ 313,912   $  410,109   $ 95,331   $  98,466   $  386,903   $  580,202
                                                      =========   ==========   ========   =========   ==========   ==========
UNIT ACTIVITY:
  Units outstanding - beginning of year............      12,899       11,605      4,523       4,674       10,226        9,357
  Units issued.....................................       3,942        4,570      1,239       1,327        7,855       11,606
  Units redeemed...................................      (3,929)      (3,276)    (1,245)     (1,478)      (7,776)     (10,737)
                                                      ---------   ----------   --------   ---------   ----------   ----------
  Units outstanding - end of year..................      12,912       12,899      4,517       4,523       10,305       10,226
                                                      =========   ==========   ========   =========   ==========   ==========



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                               WRL                     WRL                   WRL
                                                              ALGER                   AEGON               FEDERATED
                                                        AGGRESSIVE GROWTH           BALANCED           GROWTH & INCOME
                                                            SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                                      ----------------------   -------------------   -------------------
                                                           DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                                      ----------------------   -------------------   -------------------
                                                        2001         2000        2001       2000       2001       2000
                                                      ---------   ----------   --------   --------   --------   --------
OPERATIONS:
  Net investment income (loss).....................   $  (2,225)  $   41,268   $    (98)  $    215   $    404   $  1,001
  Net gain (loss) on investment securities.........     (47,770)    (168,747)      (706)       742      4,997      4,230
                                                      ---------   ----------   --------   --------   --------   --------
  Net increase (decrease) in net assets
    resulting from operations......................     (49,995)    (127,479)      (804)       957      5,401      5,231
                                                      ---------   ----------   --------   --------   --------   --------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      57,462      103,588      5,617      4,955     31,343      7,863
                                                      ---------   ----------   --------   --------   --------   --------
  Less cost of units redeemed:
    Administrative charges.........................      28,461       26,734      2,390      2,124      3,816      2,328
    Policy loans...................................       3,294       12,341        351        442        422        628
    Surrender benefits.............................       6,759       10,374        924        559      1,499        534
    Death benefits.................................         373          666         39         18         59        110
                                                      ---------   ----------   --------   --------   --------   --------
                                                         38,887       50,115      3,704      3,143      5,796      3,600
                                                      ---------   ----------   --------   --------   --------   --------
    Increase (decrease) in net assets
      from capital unit transactions...............      18,575       53,473      1,913      1,812     25,547      4,263
                                                      ---------   ----------   --------   --------   --------   --------
    Net increase (decrease) in net assets..........     (31,420)     (74,006)     1,109      2,769     30,948      9,494
  Depositor's equity contribution
    (net redemption)...............................           0            0          0          0          0          0
NET ASSETS:
  Beginning of year................................     280,172      354,178     20,952     18,183     26,883     17,389
                                                      ---------   ----------   --------   --------   --------   --------
  End of year......................................   $ 248,752   $  280,172   $ 22,061   $ 20,952   $ 57,831   $ 26,883
                                                      =========   ==========   ========   ========   ========   ========
UNIT ACTIVITY:
  Units outstanding - beginning of year............       9,215        7,928      1,303      1,186      1,349      1,117
  Units issued.....................................       4,796        3,925        623        569      2,283        996
  Units redeemed...................................      (4,130)      (2,638)      (500)      (452)    (1,101)      (764)
                                                      ---------   ----------   --------   --------   --------   --------
  Units outstanding - end of year..................       9,881        9,215      1,426      1,303      2,531      1,349
                                                      =========   ==========   ========   ========   ========   ========



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                              WRL                   WRL                    WRL
                                                         TRANSAMERICA             C.A.S.E.                 NWQ
                                                        VALUE BALANCED             GROWTH             VALUE EQUITY
                                                          SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                                      -------------------   --------------------   -------------------
                                                         DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                                      -------------------   --------------------   -------------------
                                                        2001       2000       2001       2000        2001       2000
                                                      --------   --------   --------   ---------   --------   --------
OPERATIONS:
  Net investment income (loss).....................   $    217   $  2,290   $  2,131   $   4,321   $   (234)  $    412
  Net gain (loss) on investment securities.........         91      2,493     (9,755)    (10,421)      (693)     2,965
                                                      --------   --------   --------   ---------   --------   --------
  Net increase (decrease) in net assets resulting
    from operations................................        308      4,783     (7,624)     (6,100)      (927)     3,377
                                                      --------   --------   --------   ---------   --------   --------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     13,027      1,235      7,132       5,488      8,780      2,652
                                                      --------   --------   --------   ---------   --------   --------
  Less cost of units redeemed:
    Administrative charges.........................      3,491      3,204      2,835       2,868      2,649      2,467
    Policy loans...................................        671        785        405         767        294        596
    Surrender benefits.............................      1,257      1,058        734         885        882        660
    Death benefits.................................        195         75         31          33         26         96
                                                      --------   --------   --------   ---------   --------   --------
                                                         5,614      5,122      4,005       4,553      3,851      3,819
                                                      --------   --------   --------   ---------   --------   --------
    Increase (decrease) in net assets from capital
      unit transactions............................      7,413     (3,887)     3,127         935      4,929     (1,167)
                                                      --------   --------   --------   ---------   --------   --------
    Net increase (decrease) in net assets..........      7,721        896     (4,497)     (5,165)     4,002      2,210

  Depositor's equity contribution (net
    redemption)....................................          0          0          0           0          0          0
NET ASSETS:
  Beginning of year................................     34,213     33,317     22,344      27,509     28,888     26,678
                                                      --------   --------   --------   ---------   --------   --------
  End of year......................................   $ 41,934   $ 34,213   $ 17,847   $  22,344   $ 32,890   $ 28,888
                                                      ========   ========   ========   =========   ========   ========
UNIT ACTIVITY:
  Units outstanding - beginning of year............      1,881      2,128      1,713       1,657      1,797      1,895
  Units issued.....................................      1,125        729      1,204       1,014      1,040        907
  Units redeemed...................................       (736)      (976)      (954)       (958)      (734)    (1,005)
                                                      --------   --------   --------   ---------   --------   --------
  Units outstanding - end of year..................      2,270      1,881      1,963       1,713      2,103      1,797
                                                      ========   ========   ========   =========   ========   ========



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                                                      WRL                   WRL
                                                               WRL                    GE               THIRD AVENUE
                                                      INTERNATIONAL EQUITY        U.S. EQUITY              VALUE
                                                           SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                                      ---------------------   -------------------   -------------------
                                                          DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                                      ---------------------   -------------------   -------------------
                                                        2001        2000        2001       2000       2001       2000
                                                      ---------   ---------   --------   --------   --------   --------
OPERATIONS:
  Net investment income (loss).....................   $    192    $  1,124    $   (215)  $  1,071   $   (202)  $    426
  Net gain (loss) on investment securities.........     (2,435)     (2,405)     (2,933)    (1,646)     1,396      1,699
                                                      --------    --------    --------   --------   --------   --------
  Net increase (decrease) in net assets resulting
    from operations................................     (2,243)     (1,281)     (3,148)      (575)     1,194      2,125
                                                      --------    --------    --------   --------   --------   --------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      3,756       3,155       8,860      7,853     19,475     12,970
                                                      --------    --------    --------   --------   --------   --------
  Less cost of units redeemed:
    Administrative charges.........................      1,003         663       3,049      2,712      2,064        560
    Policy loans...................................         76         150         319        440        289        894
    Surrender benefits.............................        189         125         998        744        698        306
    Death benefits.................................          6           5          97         27          8         11
                                                      --------    --------    --------   --------   --------   --------
                                                         1,274         943       4,463      3,923      3,059      1,771
                                                      --------    --------    --------   --------   --------   --------
    Increase (decrease) in net assets from capital
      unit transactions............................      2,482       2,212       4,397      3,930     16,416     11,199
                                                      --------    --------    --------   --------   --------   --------
    Net increase (decrease) in net assets..........        239         931       1,249      3,355     17,610     13,324

  Depositor's equity contribution (net
    redemption)....................................          0           0           0          0          0          0
NET ASSETS:
  Beginning of year................................      7,944       7,013      29,771     26,416     16,735      3,411
                                                      --------    --------    --------   --------   --------   --------
  End of year......................................   $  8,183    $  7,944    $ 31,020   $ 29,771   $ 34,345   $ 16,735
                                                      ========    ========    ========   ========   ========   ========
UNIT ACTIVITY:
  Units outstanding - beginning of year............        639         475       1,683      1,468      1,177        322
  Units issued.....................................        647         474       1,000      1,064      2,223      1,432
  Units redeemed...................................       (418)       (310)       (741)      (849)    (1,104)      (577)
                                                      --------    --------    --------   --------   --------   --------
  Units outstanding - end of year..................        868         639       1,942      1,683      2,296      1,177
                                                      ========    ========    ========   ========   ========   ========



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                             WRL
                                                         J.P. MORGAN             WRL                WRL
                                                         REAL ESTATE        GOLDMAN SACHS         MUNDER
                                                         SECURITIES            GROWTH              NET50
                                                         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                      -----------------   -----------------   ---------------
                                                        DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                      -----------------   -----------------   ---------------
                                                       2001      2000      2001      2000      2001     2000
                                                      -------   -------   -------   -------   -------   -----
OPERATIONS:
  Net investment income (loss).....................   $    96   $    17   $    (2)  $     7   $    (7)  $  11
  Net gain (loss) on investment securities.........       308       345      (284)     (156)     (862)    (27)
                                                      -------   -------   -------   -------   -------   -----
  Net increase (decrease) in net assets resulting
    from operations................................       404       362      (286)     (149)     (869)    (16)
                                                      -------   -------   -------   -------   -------   -----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     5,874     2,080     2,717     1,002     3,046     622
                                                      -------   -------   -------   -------   -------   -----
  Less cost of units redeemed:
    Administrative charges.........................       545        86       273       123       187      52
    Policy loans...................................       179        60         4        44        17       7
    Surrender benefits.............................       131        36        22         8        31       2
    Death benefits.................................         0         0         9         0         0       0
                                                      -------   -------   -------   -------   -------   -----
                                                          855       182       308       175       235      61
                                                      -------   -------   -------   -------   -------   -----
    Increase (decrease) in net assets from capital
      unit transactions............................     5,019     1,898     2,409       827     2,811     561
                                                      -------   -------   -------   -------   -------   -----
    Net increase (decrease) in net assets..........     5,423     2,260     2,123       678     1,942     545

  Depositor's equity contribution (net
    redemption)....................................         0      (411)        0       (28)        0     (27)
NET ASSETS:
  Beginning of year................................     2,476       627     1,627       977       862     344
                                                      -------   -------   -------   -------   -------   -----
  End of year......................................   $ 7,899   $ 2,476   $ 3,750   $ 1,627   $ 2,804   $ 862
                                                      =======   =======   =======   =======   =======   =====
UNIT ACTIVITY:
  Units outstanding - beginning of year............       239        78       158        87        80      31
  Units issued.....................................       945       816       552       161       453      80
  Units redeemed...................................      (491)     (655)     (282)      (90)     (182)    (31)
                                                      -------   -------   -------   -------   -------   -----
  Units outstanding - end of year..................       693       239       428       158       351      80
                                                      =======   =======   =======   =======   =======   =====



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                            WRL                WRL                 WRL
                                                       T. ROWE PRICE      T. ROWE PRICE          SALOMON
                                                      DIVIDEND GROWTH       SMALL CAP            ALL CAP
                                                        SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
                                                      ---------------   -----------------   ------------------
                                                       DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                      ---------------   -----------------   ------------------
                                                       2001     2000     2001      2000       2001      2000
                                                      -------   -----   -------   -------   --------   -------
OPERATIONS:
  Net investment income (loss).....................   $   (19)  $  (4)  $   (35)  $     5   $    189   $    57
  Net gain (loss) on investment securities.........       (19)     87      (275)     (412)      (476)      161
                                                      -------   -----   -------   -------   --------   -------
  Net increase (decrease) in net assets resulting
    from operations................................       (38)     83      (310)     (407)      (287)      218
                                                      -------   -----   -------   -------   --------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     2,751     516     5,178     2,291     26,248     7,892
                                                      -------   -----   -------   -------   --------   -------
  Less cost of units redeemed:
    Administrative charges.........................       224      83       462       167      2,370       257
    Policy loans...................................         3       7        27        27        402        76
    Surrender benefits.............................        51       2       113        15        646        58
    Death benefits.................................         1       0         2         0         89         0
                                                      -------   -----   -------   -------   --------   -------
                                                          279      92       604       209      3,507       391
                                                      -------   -----   -------   -------   --------   -------
    Increase (decrease) in net assets from capital
      unit transactions............................     2,472     424     4,574     2,082     22,741     7,501
                                                      -------   -----   -------   -------   --------   -------
    Net increase (decrease) in net assets..........     2,434     507     4,264     1,675     22,454     7,719

  Depositor's equity contribution (net
    redemption)....................................         0     (23)        0       (32)         0       (30)
NET ASSETS:
  Beginning of year................................       985     501     2,568       925      8,072       383
                                                      -------   -----   -------   -------   --------   -------
  End of year......................................   $ 3,419   $ 985   $ 6,832   $ 2,568   $ 30,526   $ 8,072
                                                      =======   =====   =======   =======   ========   =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............        99      55       230        75        643        36
  Units issued.....................................       484     132       898       301      2,831       836
  Units redeemed...................................      (222)    (88)     (444)     (146)    (1,069)     (229)
                                                      -------   -----   -------   -------   --------   -------
  Units outstanding - end of year..................       361      99       684       230      2,405       643
                                                      =======   =====   =======   =======   ========   =======



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                               WRL                   WRL                 WRL
                                                         PILGRIM BAXTER            DREYFUS           VALUE LINE
                                                         MID CAP GROWTH            MID CAP        AGGRESSIVE GROWTH
                                                           SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                                      ---------------------   -----------------   -----------------
                                                          DECEMBER 31,          DECEMBER 31,        DECEMBER 31,
                                                      ---------------------   -----------------   -----------------
                                                        2001        2000       2001      2000      2001     2000(1)
                                                      ---------   ---------   -------   -------   -------   -------
OPERATIONS:
  Net investment income (loss).....................   $    (288)  $      81   $    17   $    20   $    (9)  $    (4)
  Net gain (loss) on investment securities.........     (15,752)    (16,860)     (142)       40       (98)     (185)
                                                      ---------   ---------   -------   -------   -------   -------
  Net increase (decrease) in net assets resulting
    from operations................................     (16,040)    (16,779)     (125)       60      (107)     (189)
                                                      ---------   ---------   -------   -------   -------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      15,784      55,513     4,160     1,562       434     1,091
                                                      ---------   ---------   -------   -------   -------   -------
  Less cost of units redeemed:
    Administrative charges.........................       5,547       2,546       404        96        66        19
    Policy loans...................................         417       1,156        29        21        30        16
    Surrender benefits.............................         530         323        85         4         5         0
    Death benefits.................................          85          72         3         0        10         0
                                                      ---------   ---------   -------   -------   -------   -------
                                                          6,579       4,097       521       121       111        35
                                                      ---------   ---------   -------   -------   -------   -------
    Increase (decrease) in net assets from capital
      unit transactions............................       9,205      51,416     3,639     1,441       323     1,056
                                                      ---------   ---------   -------   -------   -------   -------
    Net increase (decrease) in net assets..........      (6,835)     34,637     3,514     1,501       216       867

  Depositor's equity contribution (net
    redemption)....................................           0           0         0       (27)        0       200
NET ASSETS:
  Beginning of year................................      39,702       5,065     1,811       337     1,067         0
                                                      ---------   ---------   -------   -------   -------   -------
  End of year......................................   $  32,867   $  39,702   $ 5,325   $ 1,811   $ 1,283   $ 1,067
                                                      =========   =========   =======   =======   =======   =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............       2,929         317       159        33       119         0
  Units issued.....................................       3,589       4,015       636       311       155       132
  Units redeemed...................................      (2,700)     (1,403)     (302)     (185)     (113)      (13)
                                                      ---------   ---------   -------   -------   -------   -------
  Units outstanding - end of year..................       3,818       2,929       493       159       161       119
                                                      =========   =========   =======   =======   =======   =======



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                             WRL                   WRL                  WRL
                                                            GREAT                 GREAT                GREAT
                                                         COMPANIES -           COMPANIES -          COMPANIES -
                                                         AMERICA(SM)         TECHNOLOGY(SM)          GLOBAL(2)
                                                          SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                      ------------------   -------------------   -----------------
                                                         DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                                      ------------------   -------------------   -----------------
                                                        2001     2000(1)     2001     2000(1)     2001     2000(1)
                                                      --------   -------   --------   --------   -------   -------
OPERATIONS:
  Net investment income (loss).....................   $    (65)  $   (28)  $    (34)  $    (13)  $   (11)   $  (1)
  Net gain (loss) on investment securities.........     (1,083)      715     (1,814)    (1,437)      (79)     (16)
                                                      --------   -------   --------   --------   -------    -----
  Net increase (decrease) in net assets resulting
    from operations................................     (1,148)      687     (1,848)    (1,450)      (90)     (17)
                                                      --------   -------   --------   --------   -------    -----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     10,837     8,008      5,801      4,240     2,057      494
                                                      --------   -------   --------   --------   -------    -----
  Less cost of units redeemed:
    Administrative charges.........................      1,180       177        508         80       176        7
    Policy loans...................................        106       110         36         53        12        1
    Surrender benefits.............................        151       117         43         69        35        0
    Death benefits.................................        136         0          7          0         0        0
                                                      --------   -------   --------   --------   -------    -----
                                                         1,573       404        594        202       223        8
                                                      --------   -------   --------   --------   -------    -----
    Increase (decrease) in net assets from capital
      unit transactions............................      9,264     7,604      5,207      4,038     1,834      486
                                                      --------   -------   --------   --------   -------    -----
    Net increase (decrease) in net assets..........      8,116     8,291      3,359      2,588     1,744      469

  Depositor's equity contribution (net
    redemption)....................................          0       200          0        200         0       25
NET ASSETS:
  Beginning of year................................      8,491         0      2,788          0       494        0
                                                      --------   -------   --------   --------   -------    -----
  End of year......................................   $ 16,607   $ 8,491   $  6,147   $  2,788   $ 2,238    $ 494
                                                      ========   =======   ========   ========   =======    =====
UNIT ACTIVITY:
  Units outstanding - beginning of year............        751         0        416          0        58        0
  Units issued.....................................      1,591       878      1,793        557       434       63
  Units redeemed...................................       (655)     (127)      (741)      (141)     (173)      (5)
                                                      --------   -------   --------   --------   -------    -----
  Units outstanding - end of year..................      1,687       751      1,468        416       319       58
                                                      ========   =======   ========   ========   =======    =====



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                             WRL               WRL
                                                           GABELLI             LKCM
                                                        GLOBAL GROWTH     CAPITAL GROWTH
                                                         SUBACCOUNT         SUBACCOUNT
                                                      -----------------   --------------
                                                        DECEMBER 31,       DECEMBER 31,
                                                      -----------------   --------------
                                                       2001     2000(1)      2001(1)
                                                      -------   -------   --------------
OPERATIONS:
  Net investment income (loss).....................   $   (34)  $    (1)     $     0
  Net gain (loss) on investment securities.........      (399)      (34)          (7)
                                                      -------   -------      -------
  Net increase (decrease) in net assets resulting
    from operations................................      (433)      (35)          (7)
                                                      -------   -------      -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     8,042     1,014        1,164
                                                      -------   -------      -------
  Less cost of units redeemed:
    Administrative charges.........................       837        33           21
    Policy loans...................................        18         0            3
    Surrender benefits.............................        66         0            1
    Death benefits.................................        69         0            0
                                                      -------   -------      -------
                                                          990        33           25
                                                      -------   -------      -------
    Increase (decrease) in net assets from capital
      unit transactions............................     7,052       981        1,139
                                                      -------   -------      -------
    Net increase (decrease) in net assets..........     6,619       946        1,132

  Depositor's equity contribution (net
    redemption)....................................         0        25           25
NET ASSETS:
  Beginning of year................................       971         0            0
                                                      -------   -------      -------
  End of year......................................   $ 7,590   $   971      $ 1,157
                                                      =======   =======      =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............       107         0            0
  Units issued.....................................     1,191       123          211
  Units redeemed...................................      (359)      (16)         (31)
                                                      -------   -------      -------
  Units outstanding - end of year..................       939       107          180
                                                      =======   =======      =======



See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                      FIDELITY VIP III
                                                           GROWTH          FIDELITY VIP II      FIDELITY VIP
                                                        OPPORTUNITIES       CONTRAFUND(R)       EQUITY-INCOME
                                                         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                      -----------------   -----------------   -----------------
                                                        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                      -----------------   -----------------   -----------------
                                                       2001     2000(1)    2001     2000(1)    2001     2000(1)
                                                      -------   -------   -------   -------   -------   -------
OPERATIONS:
  Net investment income (loss).....................   $    (6)  $   (2)   $    (9)  $    (3)  $    (8)  $   (1)
  Net gain (loss) on investment securities.........      (118)     (73)      (146)      (48)      (66)      17
                                                      -------   ------    -------   -------   -------   ------
  Net increase (decrease) in net assets resulting
    from operations................................      (124)     (75)      (155)      (51)      (74)      16
                                                      -------   ------    -------   -------   -------   ------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     1,100      633      2,727     1,085     4,211      276
                                                      -------   ------    -------   -------   -------   ------
  Less cost of units redeemed:
    Administrative charges.........................       117       14        249        23       225        8
    Policy loans...................................         9        5          0         5         0        2
    Surrender benefits.............................        15        2         18         1        31        0
    Death benefits.................................         0        0          0         0         0        0
                                                      -------   ------    -------   -------   -------   ------
                                                          141       21        267        29       256       10
                                                      -------   ------    -------   -------   -------   ------
    Increase (decrease) in net assets from capital
      unit transactions............................       959      612      2,460     1,056     3,955      266
                                                      -------   ------    -------   -------   -------   ------
    Net increase (decrease) in net assets..........       835      537      2,305     1,005     3,881      282

  Depositor's equity contribution (net
    redemption)....................................         0       25          0        25       (27)      25
NET ASSETS:
  Beginning of year................................       562        0      1,030         0       307        0
                                                      -------   ------    -------   -------   -------   ------
  End of year......................................   $ 1,397   $  562    $ 3,335   $ 1,030   $ 4,161   $  307
                                                      =======   ======    =======   =======   =======   ======
UNIT ACTIVITY:
  Units outstanding - beginning of year............        66        0        110         0        28        0
  Units issued.....................................       242       76        504       124       571       39
  Units redeemed...................................      (115)     (10)      (204)      (14)     (196)     (11)
                                                      -------   ------    -------   -------   -------   ------
  Units outstanding - end of year..................       193       66        410       110       403       28
                                                      =======   ======    =======   =======   =======   ======



See accompanying notes.

WRL SERIES LIFE ACCOUNT


NOTES TO THE FINANCIAL STATEMENTS



AT DECEMBER 31, 2001



NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



The WRL Series Life Account (the "Life Account"), was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL", or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Life Account contains thirty-two investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding Portfolio (the "Portfolio") of a Series Fund, which collectively is referred to as the "Fund". The WRL Series Life Account contains four funds (collectively referred to as the "Funds"). Each fund is a registered management investment company under the Investment Company Act of 1940, as amended.



SUBACCOUNT INVESTMENT BY FUND:

-------------------------------

AEGON/TRANSAMERICA SERIES FUND, INC.


(FORMERLY WRL SERIES FUND, INC.)


     J.P. Morgan Money Market


     AEGON Bond


     Janus Growth


     Janus Global


     LKCM Strategic Total Return


     Van Kampen Emerging Growth


     Alger Aggressive Growth


     AEGON Balanced


     Federated Growth & Income


     Transamerica Value Balanced


     C.A.S.E. Growth


     NWQ Value Equity


     International Equity


     GE U.S. Equity


     Third Avenue Value


     J.P. Morgan Real Estate Securities


     Goldman Sachs Growth


     Munder Net50


     T. Rowe Price Dividend Growth


     T. Rowe Price Small Cap


     Salomon All Cap


     Pilgrim Baxter Mid Cap Growth


     Dreyfus Mid Cap


     Value Line Aggressive Growth


     Great Companies - America(SM)


     Great Companies - Technology(SM)


     Great Companies - Global(2)


     Gabelli Global Growth


     LKCM Capital Growth



VARIABLE INSURANCE PRODUCTS FUND III (VIP III)


     Fidelity VIP III Growth Opportunities Portfolio - Service Class 2 (Referred to as "Fidelity VIP III Growth Opportunities")



VARIABLE INSURANCE PRODUCTS FUND II (VIP II)


     Fidelity VIP II Contrafund(R) Portfolio - Service Class 2


     (Referred to as "Fidelity VIP II Contrafund(R)")



VARIABLE INSURANCE PRODUCTS FUND (VIP)


     Fidelity VIP Equity-Income Portfolio - Service Class 2


     (Referred to as "Fidelity VIP Equity-Income")



The following portfolio names have changed:



PORTFOLIO                     FORMERLY
---------                     --------
J.P. Morgan Money Market      WRL J.P. Morgan Money Market
AEGON Bond                    WRL AEGON Bond
Janus Growth                  WRL Janus Growth
Janus Global                  WRL Janus Global
LKCM Strategic Total Return   WRL LKCM Strategic Total
                                Return
Van Kampen Emerging Growth    WRL VKAM Emerging Growth
Alger Aggressive Growth       WRL Alger Aggressive Growth
AEGON Balanced                WRL AEGON Balanced
Federated Growth & Income     WRL Federated Growth &
                                Income
Transamerica Value Balanced   WRL Dean Asset Allocation
C.A.S.E. Growth               WRL C.A.S.E. Growth
NWQ Value Equity              WRL NWQ Value Equity
International Equity          WRL GE International Equity
GE U.S. Equity                WRL GE U.S. Equity
Third Avenue Value            WRL Third Avenue Value
J.P. Morgan Real Estate       WRL J.P. Morgan Real Estate
  Securities                    Securities
Goldman Sachs Growth          WRL Goldman Sachs Growth
Munder Net50                  WRL Goldman Sachs Small Cap
T. Rowe Price Dividend        WRL T. Rowe Price Dividend
  Growth                        Growth
T. Rowe Price Small Cap       WRL T. Rowe Price Small Cap
Salomon All Cap               WRL Salomon All Cap
Pilgrim Baxter Mid Cap        WRL Pilgrim Baxter Mid Cap
  Growth                        Growth
Dreyfus Mid Cap               WRL Dreyfus Mid Cap
Value Line Aggressive Growth  WRL Value Line Aggressive
                                Growth

WRL SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001


NOTE 1 -- (CONTINUED)



PORTFOLIO                     FORMERLY
---------                     --------
Great                         WRL Great Companies -
  Companies - America(SM)       America(SM)
Great Companies -             WRL Great Companies -
  Technology(SM)                Technology(SM)
Great Companies - Global(2)   WRL Great Companies -
                                Global(2)
Gabelli Global Growth         WRL Gabelli Global Growth
LKCM Capital Growth           WRL LKCM Capital Growth



Effective May 1, 2001, Munder Capital Management replaced Goldman Sachs Asset Management as sub-adviser to the Munder Net50 portfolio. At a special shareholder meeting held on May 29, 2001, the investment restrictions, strategy and investment objective were also changed. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.



The AEGON/Transamerica Series Fund, Inc. has entered into annually renewable investment advisory agreements for each Portfolio with AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers", formerly WRL Investment Management, Inc.) as investment adviser. Costs incurred in connection with the advisory services rendered by AEGON/ Transamerica Advisers are paid by each Portfolio. AEGON/ Transamerica Advisers has entered into sub-advisory agreements with various management companies ("Sub-Advisers"), some of which are affiliates of WRL. Each Sub-Adviser is compensated directly by AEGON/Transamerica Advisers. The other three Funds have entered into participation agreements for each Portfolio with WRL.



Each period reported on reflects a full twelve month period except as follows:



SUBACCOUNT                                  INCEPTION DATE
----------                                  --------------
WRL International Equity                      01/02/1997
WRL GE U.S. Equity                            01/02/1997
WRL Third Avenue Value                        01/02/1998
WRL J.P. Morgan Real Estate Securities        05/01/1998
WRL Goldman Sachs Growth                      07/01/1999
WRL Munder Net50                              07/01/1999
WRL T. Rowe Price Dividend Growth             07/01/1999
WRL T. Rowe Price Small Cap                   07/01/1999
WRL Salomon All Cap                           07/01/1999



SUBACCOUNT                                  INCEPTION DATE
----------                                  --------------
WRL Pilgrim Baxter Mid Cap Growth             07/01/1999
WRL Dreyfus Mid Cap                           07/01/1999
WRL Value Line Aggressive Growth              05/01/2000
WRL Great Companies - America(SM)             05/01/2000
WRL Great Companies - Technology(SM)          05/01/2000
WRL Great Companies - Global(2)               09/01/2000
WRL Gabelli - Global Growth                   09/01/2000
WRL LKCM Capital Growth                       02/05/2001
Fidelity VIP III Growth Opportunities         05/01/2000
Fidelity VIP II Contrafund(R)                 05/01/2000
Fidelity VIP Equity-Income                    05/01/2000



Effective September 1, 2000, the WRL Janus Global Portfolio is not available for investment to new policyowners. The Portfolio remains open to the policyowners who purchased the Policy before September 1, 2000.



On February 5, 2001, WRL made initial contributions totaling $25,000 to the Life Account. The respective amounts of the contributions and units received are as follows:



SUBACCOUNT                           CONTRIBUTION   UNITS
----------                           ------------   -----
WRL LKCM Capital Growth                $ 25,000     2,500



The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by WRL. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.



The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.



A.  VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS



Investments in the Funds' shares are valued at the closing net asset value ("NAV") per share of the underlying Portfolio which value their investment securities at fair value, as determined by the Funds. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date.

WRL SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001


NOTE 1 -- (CONTINUED)


The cost of investments sold is determined on a first-in, first-out basis.



B.  FEDERAL INCOME TAXES



The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL as long as the earnings are credited under the Policies. Accordingly, no provision for Federal income taxes has been made.



NOTE 2 -- EXPENSES AND RELATED PARTY TRANSACTIONS



Charges are assessed by WRL in connection with the issuance and administration of the Policies.



A.  POLICY CHARGES



Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.



Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.



B.  LIFE ACCOUNT CHARGES



A daily charge equal to an annual rate of 0.90% of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks for administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.



C.  RELATED PARTY TRANSACTIONS



AEGON/Transamerica Advisers is the investment adviser for the AEGON/Transamerica Series Fund, Inc. ("Fund"). The Fund has entered into annually renewable investment advisory agreements for each Portfolio. The agreements provide for an advisory fee at the following annual rate to AEGON/ Transamerica Advisers as a percentage of the average daily net assets of the portfolio.



PORTFOLIO                                    ADVISORY FEE
---------                                    ------------
J.P. Morgan Money Market                        0.40 %
AEGON Bond                                      0.45 %
Janus Growth                                    0.80 %
Janus Global                                    0.80 %
LKCM Strategic Total Return                     0.80 %
Van Kampen Emerging Growth                      0.80 %
Alger Aggressive Growth                         0.80 %
AEGON Balanced                                  0.80 %
Federated Growth & Income                       0.75 %
Transamerica Value Balanced                     0.75 %
C.A.S.E. Growth                                 0.80 %
NWQ Value Equity                                0.80 %
International Equity                            1.00 %
GE U.S. Equity                                  0.80 %
Third Avenue Value                              0.80 %
J.P. Morgan Real Estate Securities              0.80 %
Goldman Sachs Growth(1)                         0.90 %
Munder Net50                                    0.90 %
T. Rowe Price Dividend Growth(1)                0.90 %
T. Rowe Price Small Cap                         0.75 %
Salomon All Cap(1)                              0.90 %
Pilgrim Baxter Mid Cap Growth(1)                0.90 %
Dreyfus Mid Cap(2)                              0.85 %
Value Line Aggressive Growth                    0.80 %
Great Companies - America(SM)                   0.80 %
Great Companies - Technology(SM)                0.80 %
Great Companies - Global(2)                     0.80 %
Gabelli Global Growth(3)                        1.00 %
LKCM Capital Growth                             0.80 %


---------------


(1)AEGON/Transamerica Advisers receives compensation for its services at 0.90 % for the first $ 100 million of the portfolio's average daily net assets; and
   0.80 % for the portfolio's average daily net assets above $ 100 million.



(2)AEGON/Transamerica Advisers receives compensation for its services at 0.85 % for the first $ 100 million of the portfolio's average daily net assets; and
   0.80 % for the portfolio's average daily net assets above $ 100 million.



(3)AEGON/Transamerica Advisers receives compensation for its services at 1.00% of the first $500 million of the portfolio's average daily net assets; 0.90% of assets over $500 million up to $1 billion; and 0.80% of assets in excess of $1 billion.



On August 24, 2001, AEGON/Transamerica Advisers entered into a interim sub-advisory agreement with Transamerica Investment Management, LLC ("Transamerica") to provide investment services to the Transamerica Value Balanced portfolio and compensate Transamerica as described in the Fund's Statement of Additional Information. In a Special Meeting held on December 14, 2001, shareholders approved a new sub-advisory agreement between AEGON/Transamerica Advisers and

WRL SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001


NOTE 2 -- (CONTINUED)


Transamerica. Transamerica is an indirect wholly owned subsidiary of AEGON NV.



AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AEGON/Transamerica Advisers and AEGON/ Transamerica Services are wholly owned subsidiaries of WRL. WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation.



NOTE 3 -- DIVIDEND DISTRIBUTIONS



Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.



NOTE 4 -- SECURITIES TRANSACTIONS



Securities transactions for the year ended December 31, 2001 are as follows (in thousands):



                                  PURCHASES      PROCEEDS
                                      OF        FROM SALES
SUBACCOUNT                        SECURITIES   OF SECURITIES
----------                        ----------   -------------
WRL J.P. Morgan Money Market      $ 374,839      $ 352,829
WRL AEGON Bond                       22,544          5,318
WRL Janus Growth                    166,541        126,357
WRL Janus Global                     26,507         25,272
WRL LKCM Strategic Total Return       6,424          6,426
WRL Van Kampen Emerging Growth      239,931        230,309



                                  PURCHASES      PROCEEDS
                                      OF        FROM SALES
SUBACCOUNT                        SECURITIES   OF SECURITIES
----------                        ----------   -------------
WRL Alger Aggressive Growth       $  49,314      $  32,985
WRL AEGON Balanced                    4,051          2,265
WRL Federated Growth & Income        29,454          3,704
WRL Transamerica Value Balanced      10,813          3,312
WRL C.A.S.E. Growth                   8,667          3,370
WRL NWQ Value Equity                  7,942          3,233
WRL International Equity              4,005          1,496
WRL GE U.S. Equity                    7,537          3,107
WRL Third Avenue Value               20,105          3,678
WRL J.P. Morgan Real Estate
  Securities                          7,355          2,262
WRL Goldman Sachs Growth              3,841          1,418
WRL Munder Net50                      3,654            831
WRL T. Rowe Price Dividend
  Growth                              3,642          1,183
WRL T. Rowe Price Small Cap           6,562          2,025
WRL Salomon All Cap                  25,028          2,176
WRL Pilgrim Baxter Mid Cap
  Growth                             16,772          7,780
WRL Dreyfus Mid Cap                   4,949          1,296
WRL Value Line Aggressive Growth        866            554
WRL Great Companies -
  America(SM)                        11,085          1,905
WRL Great Companies -
  Technology(SM)                      6,460          1,295
WRL Great Companies - Global(2)       2,341            523
WRL Gabelli Global Growth             7,348            372
WRL LKCM Capital Growth               1,325            163
Fidelity VIP III Growth
  Opportunities                       1,431            487
Fidelity VIP II Contrafund(R)         3,186            705
Fidelity VIP Equity-Income            4,895            963

WRL SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS


FOR THE YEAR ENDED



                                                                      WRL J.P. MORGAN MONEY MARKET SUBACCOUNT
                                                               -----------------------------------------------------
                                                                                   DECEMBER 31,
                                                               -----------------------------------------------------
                                                                 2001        2000       1999       1998       1997
                                                               ---------   --------   --------   --------   --------
Accumulation unit value, beginning of year..................   $   18.39   $  17.49   $  16.83   $  16.13   $  15.45
                                                               ---------   --------   --------   --------   --------

  Income from operations:

    Net investment income (loss)............................        0.56       0.90       0.66       0.70       0.68

    Net realized and unrealized gain (loss) on investment...        0.00       0.00       0.00       0.00       0.00
                                                               ---------   --------   --------   --------   --------

      Net income (loss) from operations.....................        0.56       0.90       0.66       0.70       0.68
                                                               ---------   --------   --------   --------   --------

Accumulation unit value, end of year........................   $   18.95   $  18.39   $  17.49   $  16.83   $  16.13
                                                               =========   ========   ========   ========   ========

Total return................................................      3.05 %     5.17 %     3.92 %     4.36 %     4.37 %
Ratios and supplemental data:

  Net assets at end of year (in thousands)..................   $  82,417   $ 60,279   $ 56,070   $ 24,576   $ 16,440

  Ratio of net investment income (loss) to average net
    assets..................................................      2.80 %     5.05 %     3.87 %     4.24 %     4.28 %

  Ratio of expenses to average net assets...................      0.90 %     0.90 %     0.90 %     0.90 %     0.90 %



                                                                             WRL AEGON BOND SUBACCOUNT
                                                               -----------------------------------------------------
                                                                                   DECEMBER 31,
                                                               -----------------------------------------------------
                                                                 2001        2000       1999       1998       1997
                                                               ---------   --------   --------   --------   --------
Accumulation unit value, beginning of year..................   $   24.19   $  22.01   $  22.89   $  21.12   $  19.53
                                                               ---------   --------   --------   --------   --------

  Income from operations:

    Net investment income (loss)............................       (0.06)      1.04       1.13       1.01       1.01

    Net realized and unrealized gain (loss) on investment...        1.78       1.14      (2.01)      0.76       0.58
                                                               ---------   --------   --------   --------   --------

      Net income (loss) from operations.....................        1.72       2.18      (0.88)      1.77       1.59
                                                               ---------   --------   --------   --------   --------

Accumulation unit value, end of year........................   $   25.91   $  24.19   $  22.01   $  22.89   $  21.12
                                                               =========   ========   ========   ========   ========

Total return................................................      7.11 %     9.90 %    (3.81)%     8.34 %     8.18 %
Ratios and supplemental data:

  Net assets at end of year (in thousands)..................   $  44,709   $ 25,935   $ 27,129   $ 24,934   $ 17,657

  Ratio of net investment income (loss) to average net
    assets..................................................     (0.24)%     4.58 %     5.10 %     4.58 %     5.06 %

  Ratio of expenses to average net assets...................      0.90 %     0.90 %     0.90 %     0.90 %     0.90 %

WRL SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)


FOR THE YEAR ENDED



                                                                           WRL JANUS GROWTH SUBACCOUNT
                                                          -------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                          -------------------------------------------------------------
                                                             2001         2000         1999         1998        1997
                                                          ----------   ----------   -----------   ---------   ---------
Accumulation unit value, beginning of year.............   $   102.61   $   145.70   $     92.07   $   56.48   $   48.48
                                                          ----------   ----------   -----------   ---------   ---------
  Income from operations:
    Net investment income (loss).......................        (0.73)       16.41         25.03        0.13        5.83
    Net realized and unrealized gain (loss) on
      investment.......................................       (28.87)      (59.50)        28.60       35.46        2.17
                                                          ----------   ----------   -----------   ---------   ---------
      Net income (loss) from operations................       (29.60)      (43.09)        53.63       35.59        8.00
                                                          ----------   ----------   -----------   ---------   ---------
Accumulation unit value, end of year...................   $    73.01   $   102.61   $    145.70   $   92.07   $   56.48
                                                          ==========   ==========   ===========   =========   =========
Total return...........................................     (28.85)%     (29.58)%       58.25 %     63.01 %     16.50 %
Ratios and supplemental data:
  Net assets at end of year (in thousands).............   $  699,663   $  961,015   $ 1,353,957   $ 798,027   $ 450,271

  Ratio of net investment income (loss) to average net
    assets.............................................      (0.90)%      11.75 %       22.67 %      0.19 %     10.84 %
  Ratio of expenses to average net assets..............       0.90 %       0.90 %        0.90 %      0.90 %      0.90 %



                                                                           WRL JANUS GLOBAL SUBACCOUNT
                                                          -------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                          -------------------------------------------------------------
                                                             2001         2000         1999         1998        1997
                                                          ----------   ----------   -----------   ---------   ---------
Accumulation unit value, beginning of year.............   $    31.79   $    38.91   $     22.94   $   17.80   $   15.13
                                                          ----------   ----------   -----------   ---------   ---------
  Income from operations:
    Net investment income (loss).......................         0.00         7.93          2.44        0.82        2.30
    Net realized and unrealized gain (loss) on
      investment.......................................        (7.48)      (15.05)        13.53        4.32        0.37
                                                          ----------   ----------   -----------   ---------   ---------
      Net income (loss) from operations................        (7.48)       (7.12)        15.97        5.14        2.67
                                                          ----------   ----------   -----------   ---------   ---------
Accumulation unit value, end of year...................   $    24.31   $    31.79   $     38.91   $   22.94   $   17.80
                                                          ==========   ==========   ===========   =========   =========
Total return...........................................     (23.53)%     (18.28)%       69.58 %     28.86 %     17.69 %
Ratios and supplemental data:
  Net assets at end of year (in thousands).............   $  313,912   $  410,109   $   451,498   $ 233,256   $ 145,017

  Ratio of net investment income (loss) to average net
    assets.............................................       0.01 %      20.55 %        9.07 %      3.92 %     13.39 %
  Ratio of expenses to average net assets..............       0.90 %       0.90 %        0.90 %      0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)


FOR THE YEAR ENDED



                                                                   WRL LKCM STRATEGIC TOTAL RETURN SUBACCOUNT
                                                          ------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                          ------------------------------------------------------------
                                                             2001         2000         1999        1998        1997
                                                          ----------   ----------   ----------   ---------   ---------
Accumulation unit value, beginning of year.............   $    21.77   $    22.82   $    20.55   $   18.91   $   15.66
                                                          ----------   ----------   ----------   ---------   ---------
  Income from operations:
    Net investment income (loss).......................        (0.09)        1.63         1.68        0.71        1.56
    Net realized and unrealized gain (loss) on
      investment.......................................        (0.58)       (2.68)        0.59        0.93        1.69
                                                          ----------   ----------   ----------   ---------   ---------
      Net income (loss) from operations................        (0.67)       (1.05)        2.27        1.64        3.25
                                                          ----------   ----------   ----------   ---------   ---------
Accumulation unit value, end of year...................   $    21.10   $    21.77   $    22.82   $   20.55   $   18.91
                                                          ==========   ==========   ==========   =========   =========
Total return...........................................      (3.06)%      (4.62)%      11.07 %      8.66 %     20.77 %
Ratios and supplemental data:
  Net assets at end of year (in thousands).............   $   95,331   $   98,466   $  106,665   $  98,926   $  80,753

  Ratio of net investment income (loss) to average net
    assets.............................................      (0.44)%       7.43 %       7.93 %      3.67 %      8.89 %
  Ratio of expenses to average net assets..............       0.90 %       0.90 %       0.90 %      0.90 %      0.90 %



                                                                   WRL VAN KAMPEN EMERGING GROWTH SUBACCOUNT
                                                          ------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                          ------------------------------------------------------------
                                                             2001         2000         1999        1998        1997
                                                          ----------   ----------   ----------   ---------   ---------
Accumulation unit value, beginning of year.............   $    56.74   $    64.99   $    31.96   $   23.48   $   19.51
                                                          ----------   ----------   ----------   ---------   ---------
  Income from operations:
    Net investment income (loss).......................        (0.35)       16.83         9.32        0.91        2.20
    Net realized and unrealized gain (loss) on
      investment.......................................       (18.85)      (25.08)       23.71        7.57        1.77
                                                          ----------   ----------   ----------   ---------   ---------
      Net income (loss) from operations................       (19.20)       (8.25)       33.03        8.48        3.97
                                                          ----------   ----------   ----------   ---------   ---------
Accumulation unit value, end of year...................   $    37.54   $    56.74   $    64.99   $   31.96   $   23.48
                                                          ==========   ==========   ==========   =========   =========
Total return...........................................     (33.83)%     (12.70)%     103.33 %     36.11 %     20.37 %
Ratios and supplemental data:
  Net assets at end of year (in thousands).............   $  386,903   $  580,202   $  608,130   $ 262,665   $ 164,702

  Ratio of net investment income (loss) to average net
    assets.............................................      (0.82)%      23.62 %      23.19 %      3.44 %     10.18 %
  Ratio of expenses to average net assets..............       0.90 %       0.90 %       0.90 %      0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)


FOR THE YEAR ENDED



                                                                   WRL ALGER AGGRESSIVE GROWTH SUBACCOUNT
                                                      ----------------------------------------------------------------
                                                                                DECEMBER 31,
                                                      ----------------------------------------------------------------
                                                         2001          2000          1999         1998         1997
                                                      -----------   -----------   ----------   ----------   ----------
Accumulation unit value, beginning of year.........   $     30.40   $     44.67   $    26.67   $    18.10   $    14.70
                                                      -----------   -----------   ----------   ----------   ----------
  Income from operations:
    Net investment income (loss)...................         (0.23)         4.76         4.90         1.33         1.75

    Net realized and unrealized gain (loss) on
      investment...................................         (5.00)       (19.03)       13.10         7.24         1.65
                                                      -----------   -----------   ----------   ----------   ----------
      Net income (loss) from operations............         (5.23)       (14.27)       18.00         8.57         3.40
                                                      -----------   -----------   ----------   ----------   ----------
Accumulation unit value, end of year...............   $     25.17   $     30.40   $    44.67   $    26.67   $    18.10
                                                      ===========   ===========   ==========   ==========   ==========
Total return.......................................      (17.20)%      (31.94)%      67.52 %      47.36 %      23.14 %
Ratios and supplemental data:
  Net assets at end of year (in thousands).........   $   248,752   $   280,172   $  354,178   $  177,857   $   94,652
  Ratio of net investment income (loss) to average
    net assets.....................................       (0.90)%       11.65 %      15.54 %       6.20 %      10.26 %
  Ratio of expenses to average net assets..........        0.90 %        0.90 %       0.90 %       0.90 %       0.90 %



                                                                       WRL AEGON BALANCED SUBACCOUNT
                                                      ----------------------------------------------------------------
                                                                                DECEMBER 31,
                                                      ----------------------------------------------------------------
                                                         2001          2000          1999         1998         1997
                                                      -----------   -----------   ----------   ----------   ----------
Accumulation unit value, beginning of year.........   $     16.08   $     15.33   $    15.02   $    14.17   $    12.21
                                                      -----------   -----------   ----------   ----------   ----------
  Income from operations:
    Net investment income (loss)...................         (0.07)         0.17         0.19         0.25         1.55

    Net realized and unrealized gain (loss) on
      investment...................................         (0.54)         0.58         0.12         0.60         0.41
                                                      -----------   -----------   ----------   ----------   ----------
      Net income (loss) from operations............         (0.61)         0.75         0.31         0.85         1.96
                                                      -----------   -----------   ----------   ----------   ----------
Accumulation unit value, end of year...............   $     15.47   $     16.08   $    15.33   $    15.02   $    14.17
                                                      ===========   ===========   ==========   ==========   ==========
Total return.......................................       (3.80)%        4.88 %       2.11 %       5.98 %      16.06 %
Ratios and supplemental data:
  Net assets at end of year (in thousands).........   $    22,061   $    20,952   $   18,183   $   14,864   $   10,716
  Ratio of net investment income (loss) to average
    net assets.....................................       (0.46)%        1.10 %       1.26 %       1.76 %      11.62 %
  Ratio of expenses to average net assets..........        0.90 %        0.90 %       0.90 %       0.90 %       0.90 %

WRL SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)


FOR THE YEAR ENDED



                                                                      WRL FEDERATED GROWTH & INCOME SUBACCOUNT
                                                              --------------------------------------------------------
                                                                                    DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2001        2000        1999        1998       1997
                                                              ---------   ---------   ---------   --------   ---------
Accumulation unit value, beginning of year..................  $   19.93   $   15.57   $   16.44   $  16.09   $   13.03
                                                              ---------   ---------   ---------   --------   ---------
  Income from operations:
    Net investment income (loss)............................       0.21        0.85        1.05       0.77        2.61
    Net realized and unrealized gain (loss) on investment...       2.71        3.51       (1.92)     (0.42)       0.45
                                                              ---------   ---------   ---------   --------   ---------
      Net income (loss) from operations.....................       2.92        4.36       (0.87)      0.35        3.06
                                                              ---------   ---------   ---------   --------   ---------
Accumulation unit value, end of year........................  $   22.85   $   19.93   $   15.57   $  16.44   $   16.09
                                                              =========   =========   =========   ========   =========
Total return................................................    14.67 %     28.01 %     (5.31)%     2.13 %     23.54 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)..................  $  57,831   $  26,883   $  17,389   $ 16,047   $   9,063
  Ratio of net investment income (loss) to average net
    assets..................................................     0.95 %      5.00 %      6.51 %     4.83 %     18.50 %
  Ratio of expenses to average net assets...................     0.90 %      0.90 %      0.90 %     0.90 %      0.90 %



                                                                     WRL TRANSAMERICA VALUE BALANCED SUBACCOUNT
                                                              --------------------------------------------------------
                                                                                    DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2001        2000        1999        1998       1997
                                                              ---------   ---------   ---------   --------   ---------
Accumulation unit value, beginning of year..................  $   18.19   $   15.66   $   16.74   $  15.60   $   13.50
                                                              ---------   ---------   ---------   --------   ---------
  Income from operations:
    Net investment income (loss)............................       0.10        1.20        0.41       1.58        1.20
    Net realized and unrealized gain (loss) on investment...       0.18        1.33       (1.49)     (0.44)       0.90
                                                              ---------   ---------   ---------   --------   ---------
      Net income (loss) from operations.....................       0.28        2.53       (1.08)      1.14        2.10
                                                              ---------   ---------   ---------   --------   ---------
Accumulation unit value, end of year........................  $   18.47   $   18.19   $   15.66   $  16.74   $   15.60
                                                              =========   =========   =========   ========   =========
Total return................................................     1.54 %     16.16 %     (6.48)%     7.36 %     15.55 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)..................  $  41,934   $  34,213   $  33,317   $ 39,904   $  29,123
  Ratio of net investment income (loss) to average net
    assets..................................................     0.55 %      7.33 %      2.50 %     9.69 %      8.14 %
  Ratio of expenses to average net assets...................     0.90 %      0.90 %      0.90 %     0.90 %      0.90 %

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)



AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)


FOR THE YEAR ENDED



                                                                       WRL C.A.S.E. GROWTH SUBACCOUNT
                                                         -----------------------------------------------------------
                                                                                DECEMBER 31,
                                                         -----------------------------------------------------------
                                                            2001         2000        1999        1998        1997
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year............   $    13.04   $    16.60   $   12.51   $   12.32   $   10.81
                                                         ----------   ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)......................         1.14         2.56        1.52        1.24        1.51
    Net realized and unrealized gain (loss) on
      investment......................................        (5.09)       (6.12)       2.57       (1.05)       0.00
                                                         ----------   ----------   ---------   ---------   ---------
      Net income (loss) from operations...............        (3.95)       (3.56)       4.09        0.19        1.51
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, end of year..................   $     9.09   $    13.04   $   16.60   $   12.51   $   12.32
                                                         ==========   ==========   =========   =========   =========
Total return..........................................     (30.31)%     (21.42)%     32.65 %      1.56 %     14.00 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)............   $   17,847   $   22,344   $  27,509   $  17,730   $  11,946
  Ratio of net investment income (loss) to average net
    assets............................................       9.90 %      16.28 %     10.16 %     10.21 %     12.65 %
  Ratio of expenses to average net assets.............       0.90 %       0.90 %      0.90 %      0.90 %      0.90 %



                                                                       WRL NWQ VALUE EQUITY SUBACCOUNT
                                                         -----------------------------------------------------------
                                                                                DECEMBER 31,
                                                         -----------------------------------------------------------
                                                            2001         2000        1999        1998        1997
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year............   $    16.07   $    14.08   $   13.16   $   13.94   $   11.25
                                                         ----------   ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)......................        (0.12)        0.23        0.20        0.95        0.14
    Net realized and unrealized gain (loss) on
      investment......................................        (0.31)        1.76        0.72       (1.73)       2.55
                                                         ----------   ----------   ---------   ---------   ---------
      Net income (loss) from operations...............        (0.43)        1.99        0.92       (0.78)       2.69
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, end of year..................   $    15.64   $    16.07   $   14.08   $   13.16   $   13.94
                                                         ==========   ==========   =========   =========   =========
Total return..........................................      (2.68)%      14.17 %      6.98 %     (5.63)%     23.93 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)............   $   32,890   $   28,888   $  26,678   $  26,083   $  26,714
  Ratio of net investment income (loss) to average net
    assets............................................      (0.75)%       1.58 %      1.42 %      6.84 %      1.05 %
  Ratio of expenses to average net assets.............       0.90 %       0.90 %      0.90 %      0.90 %      0.90 %

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)



AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)


FOR THE YEAR ENDED



                                                                     WRL INTERNATIONAL EQUITY SUBACCOUNT
                                                         -----------------------------------------------------------
                                                                                DECEMBER 31,
                                                         -----------------------------------------------------------
                                                            2001         2000        1999        1998       1997(1)
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year............   $    12.43   $    14.76   $   11.92   $   10.65   $   10.00
                                                         ----------   ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)......................         0.25         2.00        0.62       (0.09)      (0.03)
    Net realized and unrealized gain (loss) on
      investment......................................        (3.25)       (4.33)       2.22        1.36        0.68
                                                         ----------   ----------   ---------   ---------   ---------
      Net income (loss) from operations...............        (3.00)       (2.33)       2.84        1.27        0.65
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, end of year..................   $     9.43   $    12.43   $   14.76   $   11.92   $   10.65
                                                         ==========   ==========   =========   =========   =========
Total return..........................................     (24.12)%     (15.75)%     23.84 %     11.84 %      6.54 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)............   $    8,183   $    7,944   $   7,013   $   5,827   $   2,289
  Ratio of net investment income (loss) to average net
    assets............................................       2.40 %      15.54 %      5.09 %     (0.81)%     (0.28)%
  Ratio of expenses to average net assets.............       0.90 %       0.90 %      0.90 %      0.90 %      0.90 %



                                                                        WRL GE U.S. EQUITY SUBACCOUNT
                                                         -----------------------------------------------------------
                                                                                DECEMBER 31,
                                                         -----------------------------------------------------------
                                                            2001         2000        1999        1998       1997(1)
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year............   $    17.69   $    17.99   $   15.33   $   12.59   $   10.00
                                                         ----------   ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)......................        (0.12)        0.68        1.38        0.73        0.99
    Net realized and unrealized gain (loss) on
      investment......................................        (1.60)       (0.98)       1.28        2.01        1.60
                                                         ----------   ----------   ---------   ---------   ---------
      Net income (loss) from operations...............        (1.72)       (0.30)       2.66        2.74        2.59
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, end of year..................   $    15.97   $    17.69   $   17.99   $   15.33   $   12.59
                                                         ==========   ==========   =========   =========   =========
Total return..........................................      (9.69)%      (1.67)%     17.35 %     21.78 %     25.89 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)............   $   31,020   $   29,771   $  26,416   $  14,084   $   3,258
  Ratio of net investment income (loss) to average net
    assets............................................      (0.72)%       3.81 %      8.27 %      5.30 %      8.28 %
  Ratio of expenses to average net assets.............       0.90 %       0.90 %      0.90 %      0.90 %      0.90 %

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)



AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)


FOR THE YEAR ENDED



                                                                           WRL THIRD AVENUE VALUE
                                                                                 SUBACCOUNT
                                                               ----------------------------------------------
                                                                                DECEMBER 31,
                                                               ----------------------------------------------
                                                                 2001        2000        1999       1998(1)
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, beginning of year..................   $   14.22   $   10.59   $    9.23   $    10.00
                                                               ---------   ---------   ---------   ----------
  Income from operations:
    Net investment income (loss)............................       (0.11)       0.60        0.19        (0.05)
    Net realized and unrealized gain (loss)
      on investment.........................................        0.85        3.03        1.17        (0.72)
                                                               ---------   ---------   ---------   ----------
      Net income (loss) from operations.....................        0.74        3.63        1.36        (0.77)
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, end of year........................   $   14.96   $   14.22   $   10.59   $     9.23
                                                               =========   =========   =========   ==========
Total return................................................      5.22 %     34.26 %     14.68 %      (7.67)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)..................   $  34,345   $  16,735   $   3,411   $    2,807
  Ratio of net investment income (loss) to
    average net assets......................................     (0.78)%      4.53 %      1.98 %      (0.52)%
  Ratio of expenses to average net assets...................      0.90 %      0.90 %      0.90 %       0.90 %



                                                                   WRL J.P. MORGAN REAL ESTATE SECURITIES
                                                                                 SUBACCOUNT
                                                               ----------------------------------------------
                                                                                DECEMBER 31,
                                                               ----------------------------------------------
                                                                 2001        2000        1999       1998(1)
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, beginning of year..................   $   10.36   $    8.06   $    8.46   $    10.00
                                                               ---------   ---------   ---------   ----------
  Income from operations:
    Net investment income (loss)............................        0.21        0.10        0.07        (0.05)
    Net realized and unrealized gain (loss)
      on investment.........................................        0.83        2.20       (0.47)       (1.49)
                                                               ---------   ---------   ---------   ----------
      Net income (loss) from operations.....................        1.04        2.30       (0.40)       (1.54)
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, end of year........................   $   11.40   $   10.36   $    8.06   $     8.46
                                                               =========   =========   =========   ==========
Total return................................................     10.06 %     28.46 %     (4.63)%     (15.44)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)..................   $   7,899   $   2,476   $     627   $      709
  Ratio of net investment income (loss) to
    average net assets......................................      1.92 %      1.07 %      0.95 %      (0.90)%
  Ratio of expenses to average net assets...................      0.90 %      0.90 %      0.90 %       0.90 %

WRL SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)


FOR THE YEAR ENDED



                                                                    WRL GOLDMAN SACHS GROWTH
                                                                           SUBACCOUNT
                                                               ----------------------------------
                                                                          DECEMBER 31,
                                                               ----------------------------------
                                                                  2001        2000       1999(1)
                                                               ----------   ---------   ---------
Accumulation unit value, beginning of year..................   $    10.29   $   11.29   $   10.00
                                                               ----------   ---------   ---------
  Income from operations:
    Net investment income (loss)............................        (0.01)       0.06       (0.05)
    Net realized and unrealized gain (loss)
      on investment.........................................        (1.52)      (1.06)       1.34
                                                               ----------   ---------   ---------
      Net income (loss) from operations.....................        (1.53)      (1.00)       1.29
                                                               ----------   ---------   ---------
Accumulation unit value, end of year........................   $     8.76   $   10.29   $   11.29
                                                               ==========   =========   =========
Total return................................................     (14.86)%     (8.84)%     12.91 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)..................   $    3,750   $   1,627   $     977
  Ratio of net investment income (loss) to
    average net assets......................................      (0.08)%      0.59 %     (0.90)%
  Ratio of expenses to average net assets...................       0.90 %      0.90 %      0.90 %



                                                                        WRL MUNDER NET50
                                                                           SUBACCOUNT
                                                               ----------------------------------
                                                                          DECEMBER 31,
                                                               ----------------------------------
                                                                  2001        2000       1999(1)
                                                               ----------   ---------   ---------
Accumulation unit value, beginning of year..................   $    10.80   $   10.92   $   10.00
                                                               ----------   ---------   ---------
  Income from operations:
    Net investment income (loss)............................        (0.03)       0.22        0.76
    Net realized and unrealized gain (loss)
      on investment.........................................        (2.79)      (0.34)       0.16
                                                               ----------   ---------   ---------
      Net income (loss) from operations.....................        (2.82)      (0.12)       0.92
                                                               ----------   ---------   ---------
Accumulation unit value, end of year........................   $     7.98   $   10.80   $   10.92
                                                               ==========   =========   =========
Total return................................................     (26.09)%     (1.15)%      9.23 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)..................   $    2,804   $     862   $     344
  Ratio of net investment income (loss) to
    average net assets......................................      (0.29)%      2.00 %     15.66 %
  Ratio of expenses to average net assets...................       0.90 %      0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)


FOR THE YEAR ENDED



                                                                              WRL
                                                                         T. ROWE PRICE
                                                                        DIVIDEND GROWTH
                                                                           SUBACCOUNT
                                                               ----------------------------------
                                                                          DECEMBER 31,
                                                               ----------------------------------
                                                                  2001        2000       1999(1)
                                                               ----------   ---------   ---------
Accumulation unit value, beginning of year..................   $     9.98   $    9.16   $   10.00
                                                               ----------   ---------   ---------
  Income from operations:
    Net investment income (loss)............................        (0.08)      (0.04)      (0.04)
    Net realized and unrealized gain (loss) on investment...        (0.42)       0.86       (0.80)
                                                               ----------   ---------   ---------
      Net income (loss) from operations.....................        (0.50)       0.82       (0.84)
                                                               ----------   ---------   ---------
Accumulation unit value, end of year........................   $     9.48   $    9.98   $    9.16
                                                               ==========   =========   =========
Total return................................................      (5.02)%      8.89 %     (8.37)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)..................   $    3,419   $     985   $     501
  Ratio of net investment income (loss) to average net
    assets..................................................      (0.90)%     (0.42)%     (0.90)%
  Ratio of expenses to average net assets...................       0.90 %      0.90 %      0.90 %



                                                                              WRL
                                                                         T. ROWE PRICE
                                                                           SMALL CAP
                                                                           SUBACCOUNT
                                                               ----------------------------------
                                                                          DECEMBER 31,
                                                               ----------------------------------
                                                                  2001        2000       1999(1)
                                                               ----------   ---------   ---------
Accumulation unit value, beginning of year..................   $    11.17   $   12.31   $   10.00
                                                               ----------   ---------   ---------
  Income from operations:
    Net investment income (loss)............................        (0.09)       0.04        0.41
    Net realized and unrealized gain (loss) on investment...        (1.09)      (1.18)       1.90
                                                               ----------   ---------   ---------
      Net income (loss) from operations.....................        (1.18)      (1.14)       2.31
                                                               ----------   ---------   ---------
Accumulation unit value, end of year........................   $     9.99   $   11.17   $   12.31
                                                               ==========   =========   =========
Total return................................................     (10.52)%     (9.27)%     23.09 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)..................   $    6,832   $   2,568   $     925
  Ratio of net investment income (loss) to average net
    assets..................................................      (0.90)%      0.29 %      8.13 %
  Ratio of expenses to average net assets...................       0.90 %      0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)


FOR THE YEAR ENDED



                                                                               WRL
                                                                         SALOMON ALL CAP
                                                                           SUBACCOUNT
                                                               -----------------------------------
                                                                          DECEMBER 31,
                                                               -----------------------------------
                                                                  2001         2000       1999(1)
                                                               ----------   ----------   ---------
Accumulation unit value, beginning of year..................   $    12.55   $    10.70   $   10.00
                                                               ----------   ----------   ---------
  Income from operations:
    Net investment income (loss)............................         0.11         0.23        0.40
    Net realized and unrealized gain (loss) on investment...         0.04         1.62        0.30
                                                               ----------   ----------   ---------
      Net income (loss) from operations.....................         0.15         1.85        0.70
                                                               ----------   ----------   ---------
Accumulation unit value, end of year........................   $    12.70   $    12.55   $   10.70
                                                               ==========   ==========   =========
Total return................................................       1.18 %      17.24 %      7.02 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)..................   $   30,526   $    8,072   $     383
  Ratio of net investment income (loss) to average net
    assets..................................................       0.89 %       1.91 %      8.07 %
  Ratio of expenses to average net assets...................       0.90 %       0.90 %      0.90 %



                                                                               WRL
                                                                         PILGRIM BAXTER
                                                                         MID CAP GROWTH
                                                                           SUBACCOUNT
                                                               -----------------------------------
                                                                          DECEMBER 31,
                                                               -----------------------------------
                                                                  2001         2000       1999(1)
                                                               ----------   ----------   ---------
Accumulation unit value, beginning of year..................   $    13.56   $    15.98   $   10.00
                                                               ----------   ----------   ---------
  Income from operations:
    Net investment income (loss)............................        (0.09)        0.04        0.04
    Net realized and unrealized gain (loss) on investment...        (4.86)       (2.46)       5.94
                                                               ----------   ----------   ---------
      Net income (loss) from operations.....................        (4.95)       (2.42)       5.98
                                                               ----------   ----------   ---------
Accumulation unit value, end of year........................   $     8.61   $    13.56   $   15.98
                                                               ==========   ==========   =========
Total return................................................     (36.50)%     (15.16)%     59.78 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)..................   $   32,867   $   39,702   $   5,065
  Ratio of net investment income (loss) to average net
    assets..................................................      (0.90)%       0.25 %      0.62 %
  Ratio of expenses to average net assets...................       0.90 %       0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)


FOR THE YEAR ENDED



                                                                       WRL                             WRL
                                                                     DREYFUS                       VALUE LINE
                                                                     MID CAP                    AGGRESSIVE GROWTH
                                                                    SUBACCOUNT                     SUBACCOUNT
                                                        ----------------------------------   -----------------------
                                                                   DECEMBER 31,                   DECEMBER 31,
                                                        ----------------------------------   -----------------------
                                                           2001        2000       1999(1)       2001       2000(1)
                                                        ----------   ---------   ---------   ----------   ----------
Accumulation unit value, beginning of year...........   $    11.35   $   10.14   $   10.00   $     8.98   $    10.00
                                                        ----------   ---------   ---------   ----------   ----------
  Income from operations:
    Net investment income (loss).....................         0.05        0.23       (0.04)       (0.07)       (0.06)
    Net realized and unrealized gain (loss) on
      investment.....................................        (0.59)       0.98        0.18        (0.94)       (0.96)
                                                        ----------   ---------   ---------   ----------   ----------
      Net income (loss) from operations..............        (0.54)       1.21        0.14        (1.01)       (1.02)
                                                        ----------   ---------   ---------   ----------   ----------
Accumulation unit value, end of year.................   $    10.81   $   11.35   $   10.14   $     7.97   $     8.98
                                                        ==========   =========   =========   ==========   ==========
Total return.........................................      (4.80)%     11.91 %      1.44 %     (11.21)%     (10.24)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)...........   $    5,325   $   1,811   $     337   $    1,283   $    1,067
  Ratio of net investment income (loss) to average
    net assets.......................................       0.44 %      2.02 %     (0.90)%      (0.90)%      (0.90)%
  Ratio of expenses to average net assets............       0.90 %      0.90 %      0.90 %       0.90 %       0.90 %



                                                                 WRL                                   WRL
                                                           GREAT COMPANIES-                     GREAT COMPANIES-
                                                             AMERICA(SM)                         TECHNOLOGY(SM)
                                                              SUBACCOUNT                           SUBACCOUNT
                                                        ----------------------               -----------------------
                                                             DECEMBER 31,                         DECEMBER 31,
                                                        ----------------------               -----------------------
                                                           2001       2000(1)                   2001       2000(1)
                                                        ----------   ---------               ----------   ----------
Accumulation unit value, beginning of year...........   $    11.31   $   10.00               $     6.70   $    10.00
                                                        ----------   ---------               ----------   ----------
  Income from operations:
    Net investment income (loss).....................        (0.05)      (0.06)                   (0.04)       (0.05)
    Net realized and unrealized gain (loss) on
      investment.....................................        (1.42)       1.37                    (2.47)       (3.25)
                                                        ----------   ---------               ----------   ----------
      Net income (loss) from operations..............        (1.47)       1.31                    (2.51)       (3.30)
                                                        ----------   ---------               ----------   ----------
Accumulation unit value, end of year.................   $     9.84   $   11.31               $     4.19   $     6.70
                                                        ==========   =========               ==========   ==========
Total return.........................................     (12.98)%     13.12 %                 (37.51)%     (33.01)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)...........   $   16,607   $   8,491               $    6,147   $    2,788
  Ratio of net investment income (loss) to average
    net assets.......................................      (0.56)%     (0.90)%                  (0.90)%      (0.90)%
  Ratio of expenses to average net assets............       0.90 %      0.90 %                   0.90 %       0.90 %

WRL SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)


FOR THE YEAR ENDED



                                                                        WRL                            WRL
                                                                 GREAT COMPANIES-                    GABELLI
                                                                     GLOBAL(2)                    GLOBAL GROWTH
                                                                    SUBACCOUNT                      SUBACCOUNT
                                                           -----------------------------     ------------------------
                                                                   DECEMBER 31,                    DECEMBER 31,
                                                           -----------------------------     ------------------------
                                                                2001           2000(1)          2001         2000(1)
                                                           --------------     ----------     ----------     ---------
Accumulation unit value, beginning of year..............     $     8.52       $    10.00     $     9.07     $   10.00
                                                             ----------       ----------     ----------     ---------
  Income from operations:
    Net investment income (loss)........................          (0.06)           (0.03)         (0.06)        (0.03)
    Net realized and unrealized gain (loss) on
      investment........................................          (1.44)           (1.45)         (0.93)        (0.90)
                                                             ----------       ----------     ----------     ---------
      Net income (loss) from operations.................          (1.50)           (1.48)         (0.99)        (0.93)
                                                             ----------       ----------     ----------     ---------
Accumulation unit value, end of year....................     $     7.02       $     8.52     $     8.08     $    9.07
                                                             ==========       ==========     ==========     =========
Total return............................................       (17.58)%         (14.84)%       (10.92)%       (9.27)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)..............     $    2,238       $      494     $    7,590     $     971

  Ratio of net investment income (loss) to average net
    assets..............................................        (0.90)%          (0.90)%        (0.75)%       (0.90)%
  Ratio of expenses to average net assets...............         0.90 %           0.90 %         0.90 %        0.90 %



                                                                WRL
                                                                LKCM
                                                           CAPITAL GROWTH
                                                             SUBACCOUNT
                                                           --------------
                                                            DECEMBER 31,
                                                           --------------
                                                              2001(1)
                                                           --------------
Accumulation unit value, beginning of year..............     $    10.00
                                                             ----------
  Income from operations:
    Net investment income (loss)........................          (0.00)
    Net realized and unrealized gain (loss) on
      investment........................................          (3.57)
                                                             ----------
      Net income (loss) from operations.................          (3.57)
                                                             ----------
Accumulation unit value, end of year....................     $     6.43
                                                             ==========
Total return............................................       (35.70)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)..............     $    1,157

  Ratio of net investment income (loss) to average net
    assets..............................................        (0.07)%
  Ratio of expenses to average net assets...............         0.90 %

WRL SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)


FOR THE YEAR ENDED



                                                                  FIDELITY VIP III              FIDELITY VIP II
                                                                GROWTH OPPORTUNITIES             CONTRAFUND(R)
                                                                     SUBACCOUNT                    SUBACCOUNT
                                                              -------------------------     ------------------------
                                                                    DECEMBER 31,                  DECEMBER 31,
                                                              -------------------------     ------------------------
                                                                 2001         2000(1)          2001         2000(1)
                                                              ----------     ----------     ----------     ---------
Accumulation unit value, beginning of year.................   $     8.56     $    10.00     $     9.38     $   10.00
                                                              ----------     ----------     ----------     ---------
  Income from operations:
    Net investment income (loss)...........................        (0.05)         (0.06)         (0.04)        (0.06)
    Net realized and unrealized gain (loss) on
      investment...........................................        (1.26)         (1.38)         (1.20)        (0.56)
                                                              ----------     ----------     ----------     ---------
      Net income (loss) from operations....................        (1.31)         (1.44)         (1.24)        (0.62)
                                                              ----------     ----------     ----------     ---------
Accumulation unit value, end of year.......................   $     7.25     $     8.56     $     8.14     $    9.38
                                                              ==========     ==========     ==========     =========
Total return...............................................     (15.40)%       (14.36)%       (13.25)%       (6.16)%
Ratios and supplemental data:
  Net assets at end of year (in thousands).................   $    1,397     $      562     $    3,335     $   1,030
  Ratio of net investment income (loss) to average net
    assets.................................................      (0.65)%        (0.90)%        (0.45)%       (0.90)%
  Ratio of expenses to average net assets..................       0.90 %         0.90 %         0.90 %        0.90 %



                                                                    FIDELITY VIP
                                                                    EQUITY-INCOME
                                                                     SUBACCOUNT
                                                              -------------------------
                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 2001         2000(1)
                                                              ----------     ----------
Accumulation unit value, beginning of year.................   $    10.99     $    10.00
                                                              ----------     ----------
  Income from operations:
    Net investment income (loss)...........................        (0.04)         (0.06)
    Net realized and unrealized gain (loss) on
      investment...........................................        (0.63)          1.05
                                                              ----------     ----------
      Net income (loss) from operations....................        (0.67)          0.99
                                                              ----------     ----------
Accumulation unit value, end of year.......................   $    10.32     $    10.99
                                                              ==========     ==========
Total return...............................................      (6.07)%         9.91 %
Ratios and supplemental data:
  Net assets at end of year (in thousands).................   $    4,161     $      307
  Ratio of net investment income (loss) to average net
    assets.................................................      (0.35)%        (0.90)%
  Ratio of expenses to average net assets..................       0.90 %         0.90 %



Per unit information has been computed using average units outstanding throughout each period. Total return is not annualized for periods of less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods of less than one year. The expense ratio considers only the expenses borne directly by the separate account and excludes expenses incurred directly by the underlying funds.

                         Report of Independent Auditors



The Board of Directors


Western Reserve Life Assurance Co. of Ohio



We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2001. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.



In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.



However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered



0110-0237837
in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.



As discussed in Note 2 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Department of the State of Ohio.



As discussed in Note 8 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed the method used to value universal life and variable universal life policies.


                                            /s/ ERNST & YOUNG LLP


Des Moines, Iowa


February 15, 2002



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio



                       Balance Sheets -- Statutory Basis


                (Dollars in Thousands, Except per Share Amounts)



                                                                       DECEMBER 31
                                                                  2001            2000
                                                               ---------------------------
ADMITTED ASSETS
Cash and invested assets:
   Cash and short-term investments                             $  141,080      $    25,465
   Bonds                                                           78,489           92,652
   Common stocks:
      Affiliated entities (cost: 2001 -- $543 and
         2000 -- $243)                                              5,903            4,164
      Other (cost: 2001 and 2000 -- $302)                             472              352
   Mortgage loans on real estate                                   13,821           14,041
      Home office properties                                       43,520           33,571
      Investment properties                                            --           10,808
      Policy loans                                                285,178          284,335
      Other invested assets                                        19,558           10,091
                                                               ---------------------------
Total cash and invested assets                                    588,021          475,479
Net deferred income taxes                                           8,444               --
Federal and foreign income taxes recoverable                           --           22,547
Premiums deferred and uncollected                                   1,237              908
Accrued investment income                                           1,463            1,475
Cash surrender value of life insurance policies                    52,254           49,787
Other assets                                                        7,563            5,905
Separate account assets                                         8,093,342       10,190,653
                                                               ---------------------------
   Total admitted assets                                       $8,752,324      $10,746,754
                                                               ===========================



See accompanying notes.



0110-0237837

                                                                       DECEMBER 31
                                                                  2001            2000
                                                               ---------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
      Life                                                     $  399,187      $   400,695
      Annuity                                                     336,587          288,370
   Policy and contract claim reserves                              14,358           13,474
   Liability for deposit-type contracts                            15,754            9,909
   Other policyholders' funds                                          60               38
   Remittances and items not allocated                             14,493           21,192
   Federal and foreign income taxes payable                        26,150               --
Transfers to separate account due or accrued                     (493,930)        (480,404)
   Asset valuation reserve                                          4,299            4,726
   Interest maintenance reserve                                     4,861            5,934
   Short-term note payable to affiliate                                --           71,400
   Payable to affiliate                                               645           17,406
   Other liabilities                                               92,231           62,528
   Separate account liabilities                                 8,089,904       10,185,342
                                                               ---------------------------
Total liabilities                                               8,504,599       10,600,610
Capital and surplus:
   Common stock, $1.00 par value, 3,000,000 shares
      authorized and 2,500,000 shares issued and
      outstanding                                                   2,500            2,500
   Paid-in surplus                                                150,107          120,107
   Unassigned surplus                                              95,118           23,537
                                                               ---------------------------
Total capital and surplus                                         247,725          146,144
                                                               ---------------------------
Total liabilities and capital and surplus                      $8,752,324      $10,746,754
                                                               ===========================



See accompanying notes.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio



                  Statements of Operations -- Statutory Basis


                             (Dollars in Thousands)



                                                                      YEAR ENDED DECEMBER 31
                                                               2001            2000            1999
                                                            ------------------------------------------
Revenues:
   Premiums and other considerations, net of
      reinsurance:
      Life                                                  $  653,398      $  741,937      $  584,729
      Annuity                                                  625,117       1,554,430       1,104,525
   Net investment income                                        44,424          47,867          39,589
   Amortization of interest maintenance reserve                  1,440           1,656           1,751
   Commissions and expense allowances on reinsurance
      ceded                                                    (10,789)          1,648           4,178
   Income from fees associated with investment
      management, administration and contract guarantees
      for separate accounts                                    108,673         149,086         104,775
   Other income                                                 16,386          58,531          44,366
                                                            ------------------------------------------
                                                             1,438,649       2,555,155       1,883,913
Benefits and expenses:
   Benefits paid or provided for:
      Life                                                      56,155          58,813          35,591
      Surrender benefits                                       800,264         888,060         689,535
      Other benefits                                            57,032          47,855          32,201
      Increase (decrease) in aggregate reserves for
         policies and contracts:
         Life                                                   10,100          98,557          70,542
         Annuity                                                48,217          (9,665)          3,446
         Other                                                       -              67            (121)
                                                            ------------------------------------------
                                                               971,768       1,083,687         831,194
Insurance expenses:
   Commissions                                                 176,023         316,337         246,334
   General insurance expenses                                  110,808         120,798         112,536
   Taxes, licenses and fees                                     18,714          23,193          19,019
   Net transfers to separate accounts                          216,797       1,068,213         625,598
   Other expenses                                                  556              36               -
                                                            ------------------------------------------
                                                               522,898       1,528,577       1,003,487
                                                            ------------------------------------------
                                                             1,494,666       2,612,264       1,834,681
                                                            ------------------------------------------
Gain (loss) from operations before federal income tax
   expense (benefit) and net realized capital gains
   (losses) on investments                                     (56,017)        (57,109)         49,232
Federal income tax expense (benefit)                             3,500         (17,470)         11,816
                                                            ------------------------------------------
Gain (loss) from operations before net realized capital
   gains (losses) on investments                               (59,517)        (39,639)         37,416
Net realized capital gains (losses) on investments (net
   of related federal income taxes and amounts
   transferred to interest maintenance reserve)                    100            (856)           (716)
                                                            ------------------------------------------
Net income (loss)                                           $  (59,417)     $  (40,495)     $   36,700
                                                            ==========================================



See accompanying notes.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio



        Statements of Changes in Capital and Surplus -- Statutory Basis


                             (Dollars in Thousands)



                                                                                         TOTAL
                                            COMMON      PAID-IN       UNASSIGNED      CAPITAL AND
                                            STOCK       SURPLUS        SURPLUS          SURPLUS
                                            -----------------------------------------------------
Balance at January 1, 1999                  $1,500      $120,107       $ 21,973        $143,580
   Net income                                  --             --         36,700          36,700
   Change in net unrealized capital
      gains                                    --             --          1,421           1,421
   Change in non-admitted assets               --             --            703             703
   Change in asset valuation reserve           --             --           (961)           (961)
   Change in surplus in separate
      accounts                                 --             --            451             451
   Transfer from unassigned surplus to
      common stock (stock dividend)         1,000             --         (1,000)             --
   Settlement of prior period tax
      returns                                  --             --          1,000           1,000
   Tax benefits on stock options
      exercised                                --             --          2,022           2,022
                                            -----------------------------------------------------
Balance at December 31, 1999                2,500        120,107         62,309         184,916
  Net loss                                     --             --        (40,495)        (40,495)
   Change in net unrealized capital
      gains                                    --             --          1,571           1,571
   Change in non-admitted assets               --             --         (1,359)         (1,359)
   Change in asset valuation reserve           --             --           (917)           (917)
   Change in surplus in separate
      accounts                                 --             --           (314)           (314)
   Settlement of prior period tax
      returns                                  --             --             30              30
   Tax benefits on stock options
      exercised                                --             --          2,712           2,712
                                            -----------------------------------------------------
Balance at December 31, 2000                2,500        120,107         23,537         146,144
   Net loss                                    --             --        (59,417)        (59,417)
   Capital contribution                        --         30,000             --          30,000
   Cumulative effect of change in
      accounting principles                                              12,312          12,312
   Change in valuation basis                   --             --         11,609          11,609
   Change in net deferred income tax
      asset                                    --             --        (11,733)        (11,733)
   Surplus effect of reinsurance
      transaction                              --             --         11,851          11,851
   Change in net unrealized capital
      gains                                    --             --         (1,281)         (1,281)
   Change in non-admitted assets               --             --          9,076           9,076
   Change in asset valuation reserve           --             --            427             427
   Change in surplus in separate
      accounts                                 --             --         97,374          97,374
   Tax benefits on stock options
      exercised                                --             --          1,363           1,363
                                            -----------------------------------------------------
Balance at December 31, 2001                $2,500      $150,107       $ 95,118        $247,725
                                            =====================================================



See accompanying notes.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio



                   Statements of Cash Flow -- Statutory Basis


                             (Dollars in Thousands)



                                                              YEAR ENDED DECEMBER 31
                                                       2001            2000            1999
                                                    ------------------------------------------
OPERATING ACTIVITIES
Premiums and other considerations, net of
  reinsurance                                       $1,295,480      $2,356,441      $1,738,870
Net investment income received                          45,355          51,583          44,235
Life and accident and health claims paid               (55,303)        (55,030)        (35,872)
Surrender benefits and other fund withdrawals
  paid                                                (800,321)       (888,060)       (689,535)
Other benefits paid to policyholders                   (56,598)        (43,721)        (32,642)
Commissions, other expenses and other taxes           (315,087)       (456,874)       (382,372)
Net transfers to separate accounts                     (27,317)       (935,755)       (628,762)
Federal income taxes received (paid)                    46,560          (8,236)         (9,637)
                                                    ------------------------------------------
Net cash provided by operating activities              132,769          20,348           4,285
INVESTING ACTIVITIES
Proceeds from investments sold, matured or
  repaid:
   Bonds                                                29,163          45,079         114,177
   Mortgage loans on real estate                           282             227             212
   Other                                                  (170)            345              18
                                                    ------------------------------------------
                                                        29,275          45,651         114,407
Cost of investments acquired:
   Bonds                                               (14,445)        (18,005)        (49,279)
   Common stocks                                          (300)             --              --
   Mortgage loans on real estate                            --          (5,003)             (1)
   Investment properties                                   (13)           (108)           (286)
   Policy loans                                           (843)       (101,360)        (69,993)
   Other invested assets                               (12,394)        (11,203)             --
  Other                                                     --              --            (855)
                                                    ------------------------------------------
                                                       (27,995)       (135,679)       (120,414)
                                                    ------------------------------------------
Net cash provided by (used in) investing
  activities                                             1,280         (90,028)         (6,007)
FINANCING AND MISCELLANEOUS ACTIVITIES
Other cash provided:
   Capital and surplus paid in                          30,000              --              --
   Borrowed money                                      (71,400)         54,300         (27,100)
   Deposits and deposit-type contract funds and
      other liabilities without life or
      disability contingencies                          23,298              --              --
   Other sources                                        45,631          27,815          12,580
                                                    ------------------------------------------
                                                        27,529          82,115         (14,520)



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)



                                                              YEAR ENDED DECEMBER 31
                                                       2001            2000            1999
                                                    ------------------------------------------
FINANCING AND MISCELLANEOUS
  ACTIVITIES--(CONTINUED)
Other cash applied:
   Withdrawals on deposit-type contract funds
      and other liabilities without life or
      disability contingencies                      $   17,990      $       --      $       --
   Other applications                                   27,973          10,902          33,634
                                                    ------------------------------------------
                                                        45,963          10,902          33,634
                                                    ------------------------------------------
Net cash provided by (used in) financing
  activities                                           (18,434)         71,213         (48,154)
                                                    ------------------------------------------
Increase (decrease) in cash and short-term
  investments                                          115,615           1,533         (49,876)
Cash and short-term investments at beginning of
  year                                                  25,465          23,932          73,808
                                                    ------------------------------------------
Cash and short-term investments at end of year      $  141,080      $   25,465      $   23,932
                                                    ==========================================



See accompanying notes.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio



                Notes to Financial Statements -- Statutory Basis


                             (Dollars in Thousands)



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



ORGANIZATION



Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of First AUSA Life Insurance Company which, in turn, is an indirect, wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.



NATURE OF BUSINESS



The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written are done through an affiliated marketing organization.



BASIS OF PRESENTATION



The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.



The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:



        Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



        operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.



        All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.



        Investment properties are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.



        Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



        The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.



        Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.



        The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.



        Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.



        Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.



        Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



        Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.



        Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.



        Reinsurance: A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.



        Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.



        Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.



        Deferred Income Taxes: Effective January 1, 2001, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



        sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.



        Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.



The effects of these variances have not been determined by the Company, but are presumed to be material.



INVESTMENTS



Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains/(losses) are reported in unassigned surplus. Common stocks of the Company's wholly owned affiliates are recorded at the GAAP basis equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.



Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.



Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.



During 2001, 2000, and 1999, net realized capital gains (losses) of $367, $(276), and $(67), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $1,440, $1,656, and $1,751 for the years ended December 31, 2001, 2000, and 1999, respectively.



Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 2001, 2000, and 1999, with respect to such practices.



PREMIUMS AND ANNUITY CONSIDERATIONS



Life and accident and health premiums are recognized as revenue when due. Subsequent to January 1, 2001, premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. Prior to January 1, 2001, life, annuity, accident, and health premiums were recognized as revenue when due.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



AGGREGATE RESERVES FOR POLICIES



Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.



Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.



The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.



Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.00 to
11.25 percent and mortality rates, where appropriate, from a variety of tables.



REINSURANCE



Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting policies for the original policies issued and the terms of the reinsurance contracts.



POLICY AND CONTRACT CLAIM RESERVES



Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.



SEPARATE ACCOUNTS



Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.



The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $1,208,884, $2,336,299, and $1,675,642 in 2001, 2000, and 1999, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.



STOCK OPTION PLAN



AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.



RECLASSIFICATIONS



Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)



2.   ACCOUNTING CHANGES



The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Ohio. Effective January 1, 2001, the State of Ohio required that insurance companies domiciled in the State of Ohio prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Ohio insurance commissioner.



Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that increased capital and surplus, of $12,312 as of January 1, 2001. This amount included the establishment of deferred tax assets of $12,696, offset by the release of mortgage loan origination fees of $25 and the establishment of a vacation accrual of $359.



3.   FAIR VALUES OF FINANCIAL INSTRUMENTS



Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


3.   FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)



The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:



        Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.



        Investment Securities: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stocks of unaffiliated entities are based on quoted market prices.



        Mortgage Loans on Real Estate and Policy Loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.



        Separate Account Assets: The fair value of separate account assets are based on quoted market prices.



        Investment Contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.



        Short-Term Note Payable to Affiliate: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.



        Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.



Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


3.   FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)



The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:



                                                              DECEMBER 31
                                                 2001                             2000
                                      --------------------------      ----------------------------
                                       CARRYING                        CARRYING
                                        AMOUNT        FAIR VALUE        AMOUNT         FAIR VALUE
                                      ------------------------------------------------------------
ADMITTED ASSETS
Cash and short-term investments       $  141,080      $  141,080      $    25,465      $    25,465
Bonds                                     78,489          80,722           92,652           93,766
Common stocks, other than
  affiliates                                 472             472              352              352
Mortgage loans on real estate             13,821          14,263           14,041           14,422
Policy loans                             285,178         285,178          284,335          284,335
Separate account assets                8,093,342       8,093,342       10,190,653       10,190,653
LIABILITIES
Investment contract liabilities          352,341         347,665          298,279          291,457
Short-term note payable to
  affiliate                                   --              --           71,400           71,400
Separate account annuity
  liabilities                          5,792,373       5,709,486        7,305,380        7,142,011



4.   INVESTMENTS



The carrying amount and estimated fair value of investments in bonds are as follows:



                                                             GROSS           GROSS         ESTIMATED
                                             CARRYING      UNREALIZED      UNREALIZED        FAIR
                                              AMOUNT         GAINS           LOSSES          VALUE
                                             -------------------------------------------------------
DECEMBER 31, 2001
Bonds:
   United States Government and agencies     $ 4,363         $  173          $   --         $ 4,536
   State, municipal and other government       1,480            135              --           1,615
   Public utilities                           12,048            306              --          12,354
   Industrial and miscellaneous               39,429          2,470           1,358          40,541
   Mortgage and other asset-backed
     securities                               21,169            507              --          21,676
                                             -------------------------------------------------------
Total bonds                                  $78,489         $3,591          $1,358         $80,722
                                             =======================================================



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


4.   INVESTMENTS--(CONTINUED)



                                                             GROSS           GROSS         ESTIMATED
                                             CARRYING      UNREALIZED      UNREALIZED        FAIR
                                              AMOUNT         GAINS           LOSSES          VALUE
                                             -------------------------------------------------------
DECEMBER 31, 2000
Bonds:
   United States Government and agencies     $ 4,580         $   78          $   15         $ 4,643
   State, municipal and other government       1,478             85              --           1,563
   Public utilities                           13,061             75             159          12,977
   Industrial and miscellaneous               42,482          1,673             811          43,344
   Mortgage and other asset-backed
     securities                               31,051            416             228          31,239
                                             -------------------------------------------------------
Total bonds                                  $92,652         $2,327          $1,213         $93,766
                                             =======================================================



The carrying amount and fair value of bonds at December 31, 2001 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.



                                                                              ESTIMATED
                                                                CARRYING        FAIR
                                                                 AMOUNT         VALUE
                                                                -----------------------
Due in one year or less                                         $ 7,305        $ 7,408
Due one through five years                                       28,415         29,555
Due five through ten years                                       15,628         16,649
Due after ten years                                               5,972          5,434
                                                                -----------------------
                                                                 57,320         59,046
Mortgage and other asset-backed securities                       21,169         21,676
                                                                -----------------------
                                                                $78,489        $80,722
                                                                =======================



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


4.   INVESTMENTS--(CONTINUED)



A detail of net investment income is presented below:



                                                                 YEAR ENDED DECEMBER 31
                                                             2001         2000         1999
                                                            ---------------------------------
Interest on bonds                                           $ 7,050      $ 8,540      $12,094
Dividends from common stock of affiliated entities           18,495       26,453       18,555
Interest on mortgage loans                                    1,130          776          746
Rental income on investment properties                        6,903        6,034        5,794
Interest on policy loans                                     17,746       14,372        9,303
Other investment income                                         (51)           1          414
                                                            ---------------------------------
Gross investment income                                      51,273       56,176       46,906
Investment expenses                                          (6,849)      (8,309)      (7,317)
                                                            ---------------------------------
Net investment income                                       $44,424      $47,867      $39,589
                                                            =================================



Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:



                                                                 YEAR ENDED DECEMBER 31
                                                            2001         2000          1999
                                                           ----------------------------------
Proceeds                                                   $29,163      $45,079      $114,177
                                                           ==================================
Gross realized gains                                       $   637      $   117      $  1,762
Gross realized losses                                           --          480         1,709
                                                           ----------------------------------
Net realized gains (losses)                                $   637      $  (363)     $     53
                                                           ==================================



At December 31, 2001, bonds with an aggregate carrying value of $4,094 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


4.   INVESTMENTS--(CONTINUED)



Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:



                                                                         REALIZED
                                                               -----------------------------
                                                                  YEAR ENDED DECEMBER 31
                                                               2001        2000        1999
                                                               -----------------------------
Bonds                                                          $ 637      $  (363)     $  53
Other invested assets                                             --       (1,115)        18
                                                               -----------------------------
                                                                 637       (1,478)        71
Tax benefit (expense)                                           (170)         346       (854)
Transfer to interest maintenance reserve                        (367)         276         67
                                                               -----------------------------
Net realized gains (losses)                                    $ 100      $  (856)     $(716)
                                                               =============================



                                                                   CHANGES IN UNREALIZED
                                                              -------------------------------
                                                                  YEAR ENDED DECEMBER 31
                                                               2001         2000        1999
                                                              -------------------------------
Other invested assets                                         $(2,926)     $   --      $   --
Common stocks                                                   1,559       2,002       1,426
Mortgage loans on real estate                                      86        (431)         (5)
                                                              -------------------------------
Change in unrealized                                          $(1,281)     $1,571      $1,421
                                                              ===============================



Gross unrealized gains (losses) on common stocks were as follows:



                                                                    UNREALIZED
                                                                ------------------
                                                                   DECEMBER 31
                                                                 2001        2000
                                                                ------------------
Unrealized gains                                                $5,930      $4,040
Unrealized losses                                                 (400)        (69)
                                                                ------------------
Net unrealized gains                                            $5,530      $3,971
                                                                ==================



During 2001, the Company did not issue any mortgage loans. During 2000, the Company issued one mortgage loan with a lending rate of 7.97%. The percentage of the loan to the value of the security at the time of origination was 69%. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.



During 2001, 2000, and 1999, no mortgage loans were foreclosed and transferred to real estate. During 2001 and 2000, the Company held a mortgage loan loss reserve in the asset valuation reserve of $135 and $-0-, respectively.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)



5.   REINSURANCE



The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.



Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:



                                                              YEAR ENDED DECEMBER 31
                                                       2001            2000            1999
                                                    ------------------------------------------
Direct premiums                                     $1,369,720      $2,385,134      $1,748,265
Reinsurance ceded                                      (91,205)        (88,767)        (59,011)
                                                    ------------------------------------------
Net premiums earned                                 $1,278,515      $2,296,367      $1,689,254
                                                    ==========================================



The Company received reinsurance recoveries in the amount of $12,337, $8,856, and $4,916 during 2001, 2000, and 1999, respectively. At December 31, 2001 and 2000, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $6,065 and $2,337, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2001 and 2000 of $63,758 and $5,128, respectively.



During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. The Company holds collateral in the form of letters of credit of $70,000.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)



6.   INCOME TAXES



The Company's net deferred tax asset is comprised of the following components:



                                                                DECEMBER 31,      JANUARY 1,
                                                                    2001             2001
                                                                ----------------------------
Gross deferred income tax assets                                  $162,669         $82,191
Gross deferred income tax liabilities                               95,916           3,705
Deferred income tax assets nonadmitted                              58,309          65,790
                                                                ----------------------------
Net admitted deferred income tax asset                            $  8,444         $12,696
                                                                ============================



Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($293 at December 31, 2001). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $103.



The main components of deferred tax amounts, as well as the net change for the year ended December 31, 2001, are as follow:



                                                      DECEMBER 31,      JANUARY 1,        NET
                                                          2001             2001         CHANGE
                                                      -----------------------------------------
Deferred income tax assets:
   sec.807(f) adjustment                                $  1,977         $ 2,360        $  (383)
   Pension expenses                                        2,422           1,850            572
   Tax basis deferred acquisition costs                   76,692          69,122          7,570
   Reserves                                               74,569           2,316         72,253
   Other                                                   7,009           6,543            466
                                                       ----------------------------------------
Total deferred income tax assets                        $162,669         $82,191        $80,478
                                                       ========================================
Deferred income tax assets -- nonadmitted               $ 58,309         $65,790        $(7,481)
Deferred income tax liabilities:
   sec.807(f) adjustment -- liabilities                   91,560             427         91,133
   Other                                                   4,356           3,278          1,078
                                                       ----------------------------------------
Total deferred income tax liabilities                   $ 95,916         $ 3,705        $92,211
                                                       ========================================



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


6.   INCOME TAXES--(CONTINUED)



Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:



                                                                     DECEMBER 31
                                                           2001          2000          1999
                                                         ------------------------------------
Income tax expense (benefit) computed at the federal
   statutory rate (35%)                                  $(19,606)     $(19,988)     $ 17,231
Deferred acquisition costs -- tax basis                     7,570        14,725        11,344
Amortization of IMR                                          (504)         (580)         (613)
Depreciation                                                   (6)         (426)         (727)
Dividends received deduction                               (8,705)      (12,805)      (10,784)
Low income housing credits                                 (1,944)           --            --
Prior year under (over) accrual                             3,340           560        (3,167)
Reinsurance transactions                                    4,148            --            --
Reserves                                                   19,541           123        (2,272)
Other                                                        (334)          921           804
                                                         ------------------------------------
Federal income tax expense (benefit)                     $  3,500      $(17,470)     $ 11,816
                                                         ====================================



For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined in the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.



In 2000, the Company received $30 in interest from the Internal Revenue Service related to the 1993 tax year. In 1999, the Company received $1,000 from its former parent, an unaffiliated company, for reimbursement of prior period tax payments made by the Company but owed by the former parent. Tax settlements for 2000 and 1999 were credited directly to unassigned surplus.



The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. An examination is underway for 1996 and 1997.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)



7.   POLICY AND CONTRACT ATTRIBUTES



A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:



                                                                   DECEMBER 31
                                                        2001                          2000
                                              ------------------------      ------------------------
                                                              PERCENT          2000         PERCENT
                                                AMOUNT        OF TOTAL        AMOUNT        OF TOTAL
                                              ------------------------------------------------------
Subject to discretionary withdrawal with
  market value adjustment                     $   11,429          0%        $   11,999          0%
Subject to discretionary withdrawal at
  book value less surrender charge               102,240          2             72,456          1
Subject to discretionary withdrawal at
  market value                                 5,641,756         93          7,305,182         96
Subject to discretionary withdrawal at
  book value (minimal or no charges or
  adjustments)                                   294,012          5            210,648          3
Not subject to discretionary withdrawal           14,654          0             15,753          0
                                              ------------------------      ------------------------
                                               6,064,091        100%         7,616,038        100%
                                                                ===                           ===
Less reinsurance ceded                            60,224                         2,145
                                              ----------                    ----------
Total policy reserves on annuities and
  deposit fund liabilities                    $6,003,867                    $7,613,893
                                              ==========                    ==========



A reconciliation of the amounts transferred to and from the separate accounts is presented below:



                                                              YEAR ENDED DECEMBER 31
                                                       2001            2000            1999
                                                    ------------------------------------------
Transfers as reported in the summary of
   operations of the separate accounts
   statement:
      Transfers to separate accounts                $1,208,884      $2,336,299      $1,675,642
      Transfers from separate accounts               1,107,157       1,268,865       1,056,207
                                                    ------------------------------------------
Net transfers to separate accounts                     101,727       1,067,434         619,435
Change in valuation adjustment                          98,321              --              --
Other                                                   16,749             779           6,163
                                                    ------------------------------------------
Transfers as reported in the summary of
   operations of the life, accident and health
   annual statement                                 $  216,797      $1,068,213      $  625,598
                                                    ==========================================



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


7.   POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)



At December 31, 2001, the Company had variable annuities with guaranteed living benefits as follows:



                                                               SUBJECTED         AMOUNT OF
BENEFIT AND TYPE OF RISK                                     ACCOUNT VALUE      RESERVE HELD
--------------------------------------------------------------------------------------------
Guaranteed Minimum Income Benefit                               $75,101             $19



Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2001 and 2000, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:



                                                              GROSS       LOADING       NET
                                                              -------------------------------
DECEMBER 31, 2001
Ordinary direct renewal business                              $1,439       $407        $1,032
Ordinary new business                                            200         (5)          205
                                                              -------------------------------
                                                              $1,639       $402        $1,237
                                                              ===============================
DECEMBER 31, 2000
Ordinary direct renewal business                              $  991       $220        $  771
Ordinary new business                                            133         (4)          137
                                                              -------------------------------
                                                              $1,124       $216        $  908
                                                              ===============================



8.   CONVERSION OF VALUATION SYSTEM



During 2001, the Company converted to a new reserve valuation system for universal life and variable universal life policies. The new valuation system, which provides for more precise calculations, caused general account reserves to decrease by $11,609 and separate account reserves to decrease by $98,321. These amounts were credited directly to unassigned surplus. The decrease in separate account reserves is included in the change in surplus in separate accounts in the 2001 Statement of Changes in Capital and Surplus.



9.   DIVIDEND RESTRICTIONS



The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


9.   DIVIDEND RESTRICTIONS--(CONTINUED)



may not be paid, without prior regulatory approval, in excess of the greater of
(a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2002, without the prior approval of insurance regulatory authorities, is $24,523.



10.   CAPITAL AND SURPLUS



During 1999, the Company's Board of Director's approved an amendment to the Company's Articles of Incorporation which increased the number of authorized capital shares to 3,000,000. The Board of Directors also authorized a stock dividend in the amount of $1,000, which was transferred from unassigned surplus. This amendment and stock dividend were in response to a change in California law which requires all life insurance companies that do business in the state to have capital stock of at least $2,500.



Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to it. At December 2001, the Company meets the RBC requirements.



11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES



During 2001, the Company sold $17,515 of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.



12.   RETIREMENT AND COMPENSATION PLANS



The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,634, $1,224, and $1,105 for the years ended December 31, 2001, 2000, and 1999, respectively. The plan is subject to the reporting



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


12.   RETIREMENT AND COMPENSATION PLANS--(CONTINUED)



and disclosure requirements of the Employee Retirement and Income Security Act of 1974.



The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $1,100, $930, and $816 for the years ended December 31, 2001, 2000, and 1999, respectively.



AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2001, 2000, and 1999 was negligible. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.



In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $233, $108, and $81 for the years ended December 31, 2001, 2000, and 1999, respectively.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)



13.   RELATED PARTY TRANSACTIONS



The Company shares certain officers, employees and general expenses with affiliated companies.



The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2001, 2000, and 1999, the Company paid $16,904, $19,248, and $16,905, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2001, 2000, and 1999, the Company received $6,752, $4,665, and $3,755, respectively, for such services, which approximates their cost.



Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2001, 2000, and 1999, the Company paid net interest of $945, $2,262, and $1,997, respectively, to affiliates.



The Company received capital contributions of $30,000 from its parent in 2001.



At December 31, 2000, the Company had short-term note payables to an affiliate of $71,400. Interest on these notes approximated the thirty-day commercial paper rate at the time of issuance.



In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2001 and 2000, the cash surrender value of these policies was $52,254 and $49,787, respectively.



14.   COMMITMENTS AND CONTINGENCIES



The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.



The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


14.   COMMITMENTS AND CONTINGENCIES--(CONTINUED)



has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,425 and $3,438 and an offsetting premium tax benefit of $764 and $777 at December 31, 2001 and 2000, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $13, $(9), and $(20) for the years ended December 31, 2001, 2000, and 1999, respectively.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio



                      Summary of Investments -- Other Than


                         Investments in Related Parties


                             (Dollars in Thousands)



                               December 31, 2001



SCHEDULE I



                                                                                   AMOUNT AT
                                                                                     WHICH
                                                                     FAIR        SHOWN IN THE
TYPE OF INVESTMENT                                    COST(1)        VALUE       BALANCE SHEET
----------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
   United States Government and government
      agencies and authorities                        $  4,681      $ 4,868        $  4,681
   States, municipalities, and political
      subdivisions                                       3,380        3,620           3,380
   Public utilities                                     12,048       12,354          12,048
   All other corporate bonds                            58,380       59,880          58,380
                                                      ----------------------------------------
Total fixed maturities                                  78,489       80,722          78,489
EQUITY SECURITIES
Common stocks (unaffiliated):
   Industrial, miscellaneous, and all other                302          472             472
                                                      ----------------------------------------
Total equity securities                                    302          472             472
Mortgage loans on real estate                           13,821                       13,821
Real estate                                             43,520                       43,520
Policy loans                                           285,178                      285,178
Cash and short-term investments                        141,080                      141,080
Other invested assets                                   19,558                       19,558
                                                      --------                     --------
Total investments                                     $581,948                     $582,118
                                                      ========                     ========



(1)Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio



                      Supplementary Insurance Information


                             (Dollars in Thousands)



SCHEDULE III



                                                                                 BENEFITS,
                                                                                  CLAIMS,
                         FUTURE POLICY   POLICY AND                    NET       LOSSES AND     OTHER
                         BENEFITS AND     CONTRACT      PREMIUM     INVESTMENT   SETTLEMENT   OPERATING
                           EXPENSES      LIABILITIES    REVENUE      INCOME*      EXPENSES    EXPENSES*
                         ------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
  2001
Individual life            $386,965        $14,219     $  652,626    $14,014     $  167,912   $216,211
Group life                   12,222            135            772        731          1,226        535
Annuity                     336,587              4        625,117     29,679        802,630     89,355
                         ------------------------------------------------------------------------------
                           $735,774        $14,358     $1,278,515    $44,424     $  971,768   $306,101
                         ==============================================================================
YEAR ENDED DECEMBER 31,
  2000
Individual life            $389,458        $13,349     $  741,090    $13,430     $  267,540   $310,243
Group life                   11,237            100            847        936          1,413        580
Annuity                     259,199             25      1,554,430     33,501        814,734    149,541
                         ------------------------------------------------------------------------------
                           $659,894        $13,474     $2,296,367    $47,867     $1,083,687   $460,364
                         ==============================================================================
YEAR ENDED DECEMBER 31,
  1999
Individual life            $291,106        $ 9,152     $  583,656    $10,754     $  178,237   $261,284
Group life                   11,032            100          1,073        706          1,437        599
Annuity                     268,864             17      1,104,525     28,129        651,520    116,006
                         ------------------------------------------------------------------------------
                           $571,002        $ 9,269     $1,689,254    $39,589     $  831,194   $377,889
                         ==============================================================================



*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.



0110-0237837

                   Western Reserve Life Assurance Co. of Ohio



                                  Reinsurance


                             (Dollars in Thousands)



SCHEDULE IV



                                                              ASSUMED                    PERCENTAGE OF
                                               CEDED TO        FROM                         AMOUNT
                                  GROSS          OTHER         OTHER          NET           ASSUMED
                                 AMOUNT        COMPANIES     COMPANIES      AMOUNT          TO NET
                               -----------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
   2001
Life insurance in force        $78,786,575    $17,837,374       $--       $60,949,201         0.0%
                               =======================================================================
Premiums:
   Individual life             $   684,987    $    32,361       $--       $   652,626         0.0%
   Group life                        1,030            258        --               772         0.0
   Annuity                         683,703         58,586        --           625,117         0.0
                               -----------------------------------------------------------------------
                               $ 1,369,720    $    91,205       $--       $ 1,278,515         0.0%
                               =======================================================================
YEAR ENDED DECEMBER 31,
   2000
Life insurance in force        $76,903,969    $14,753,778       $--       $62,150,191         0.0%
                               =======================================================================
Premiums:
   Individual life             $   774,550    $    33,460       $--       $   741,090         0.0%
   Group life                        1,100            253        --               847         0.0
   Annuity                       1,609,484         55,054        --         1,554,430         0.0
                               -----------------------------------------------------------------------
                               $ 2,385,134    $    88,767       $--       $ 2,296,367         0.0%
                               =======================================================================
YEAR ENDED DECEMBER 31,
   1999
Life insurance in force        $63,040,741    $11,297,250       $--       $51,743,491         0.0%
                               =======================================================================
Premiums:
   Individual life             $   604,628    $    20,972       $--       $   583,656         0.0%
   Group life                        1,383            310        --             1,073         0.0
   Annuity                       1,142,254         37,729        --         1,104,525         0.0
                               -----------------------------------------------------------------------
                               $ 1,748,265    $    59,011       $--       $ 1,689,254         0.0%
                               =======================================================================



0110-0237837

                                    PART II.
                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.


                 REPRESENTATION PURSUANT TO SECTION 26(f)(2)(A)



         Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the WRL Freedom Wealth Protector Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.


                    STATEMENT WITH RESPECT TO INDEMNIFICATION

         Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          Ohio General Corporation Law

         SECTION 1701.13   AUTHORITY OF CORPORATION.

         (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

                  (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                  (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions
(E)(1) and (2) of this section. Such determination shall be made as follows:

                  (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                  (b)      If the quorum described in division (E)(4)(a) of this
section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

                  (c)      By the shareholders;

                  (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

         Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

                           (i)      Repay such amount if it is proved by clear
and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

                           (ii)     Reasonably cooperate with the corporation
concerning the action, suit, or proceeding.

                  (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

         (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

         (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           Second Amended Articles of Incorporation of Western Reserve

                                 ARTICLE EIGHTH

         EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

         (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

         (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

         (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve

                                    ARTICLE V

                    Indemnification of Directors and Officers

         Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              RULE 484 UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:


         The facing sheet
         The Prospectus, consisting of 163 pages
         The undertaking to file reports
         Representation pursuant to section 26(f)(2)(A)
         The statement with respect to indemnification
         The Rule 484 undertaking
         The signatures


Written consent of the following persons:

         (a)      Sutherland Asbill & Brennan LLP

         (b)      Ernst & Young LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

         A.       (1)      Resolution of the Board of Directors of Western
                           Reserve establishing the Series Account (3)

                  (2)      Not Applicable

                  (3)      Distribution of Policies:

                           (a) Master Service and Distribution Compliance Agreement (2)

                           (b) Amendment to Master Service and Distribution Compliance Agreement (5)

                           (c) Form of Broker/Dealer Supervisory and Service Agreement (5)

                           (d)      Principal Underwriting Agreement (5)

                           (e) First Amendment to Principal Underwriting Agreement (5)

                           (f) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (9)

                           (g) Amendment No. 1 dated March 15, 2000 to Participation Agreement - Variable Insurance Products Fund (10)

                           (h) Second Amendment dated April 12, 2001 to Participation Agreement - Variable Insurance Products Fund (11)

                           (i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (9)

                           (j) Amendment No. 1 dated March 15, 2000 to Participation Agreement - Variable Insurance Products Fund II (10)

                           (k) Second Amendment dated April 12, 2001 to Participation Agreement - Variable Insurance Products Fund II (11)

                           (l) Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (9)

                           (m) Amendment No. 1 to dated March 15, 2000 to Participation Agreement - Variable Insurance Products Fund III (10)

                           (n) Second Amendment dated April 12, 2001 to Participation Agreement - Variable Insurance Products Fund III (11)

                  (4)      Not Applicable

                  (5)      (a)      Specimen Flexible Premium Variable Life
                                    Insurance Policy (4)

                           (b)      Joint Insured Term Rider (4)

                           (c)      Individual Insured Rider (4)

                           (d)      Wealth Protector Rider (4)

                           (e) Terminal Illness Accelerated Death Benefit Rider (Form Nos. ACCDB-10/94,
                                    ACCDB-CT-10/94, ACCDBIN-10/94,
                                    ACCDB-10/94MN, ACCDBMS-01/95, ACCDBSC-02/95,
                                    ACCDBIL-10/94) (3)

                           (o)      Endorsement (EL101)(6)

                           (p)      Adjustable Term Insurance Rider (8)

                           (q)      Death Benefit Extension Rider (8)

                  (6)      (a)      Second Amended Articles of Incorporation of
                                    Western Reserve (2)

                           (b) Amended Code of Regulations (By-Laws) of Western Reserve (2)

                           (c) Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (7)

                  (7)      Not Applicable

                  (8)      (a)      Investment Advisory Agreement with the Fund
                                    (1)

                           (b)      Sub-Advisory Agreement (1)

                  (9)      Not Applicable

                  (10) Application for Flexible Premium Variable Life Insurance Policy (3)

                  (11) Memorandum describing issuance, transfer and redemption procedures (4)

                  (12)     Example Hypothetical Illustrations

2.       See Exhibit 1.A.

3. Opinion of Counsel as to the legality of the securities being registered (4)

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

5.       Not Applicable


6. Opinion and consent of Alan Yaeger as to actuarial matters pertaining to the securities being registered (12)


7.       Consent of Thomas E. Pierpan, Esq. (4)

8.       Consent of Sutherland Asbill & Brennan LLP

9.       Consent of Ernst & Young LLP


10.      Powers of Attorney (12)



11.      Power of Attorney - Michael W. Kirby (13)


-----------------

(1) This exhibit was previously filed on Post-Effective Amendment No. 25 to Form N-1A Registration Statement (File No. 33-507) dated October 17, 1997 and is incorporated herein by reference.

(2) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(3) This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.

(4) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form S-6 Registration Statement dated April 22, 1998 (File No. 33-69138) and is incorporated herein by reference.

(5) This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

(6) This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

(7) This exhibit was previously filed on Post-Effective Amendment No.5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.

(8) This exhibit was previously filed on Post-Effective Amendment No. 15 to Form S-6 Registration Statement dated November 3, 2000 (File No. 33-69138) and is incorporated herein by reference.

(9) This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.

(10) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.

(11) This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference.

(12) This exhibit was previously filed on Post-Effective Amendment No. 17 to Form S-6 Registration Statement dated October 30, 2001 (File No. 33-69138) and is incorporated herein by reference.

(13) This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-4 Registration Statement dated February 19, 2002 (File No. 333-82705) and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, WRL Series Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 18 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg, County of Pinellas, Florida on this 12th day of April, 2002.

(SEAL)                                    WRL SERIES LIFE ACCOUNT
                                          -------------------------------------
                                          Registrant

                                          WESTERN RESERVE LIFE
                                          ASSURANCE CO. OF OHIO
                                          -------------------------------------
                                                Depositor

ATTEST:



/s/ Priscilla I. Hechler                  By:  /s/ John R. Kenney
------------------------------------         ----------------------------------
Priscilla I. Hechler                      John R. Kenney
Assistant Vice President                  Chairman of the Board
and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature and Title                                  DATE
        -------------------                                  ----



/s/ John R. Kenney                                       April 12, 2002
------------------------------------
John R. Kenney, Chairman of the
Board



/s/ Michael W. Kirby                                     April 12, 2002
------------------------------------
Michael W. Kirby, Chief
Executive Officer **/



/s/ Allan J. Hamilton                                    April 12, 2002
------------------------------------
Allan J. Hamilton, Vice President,
Treasurer and Controller



/s/ Alan M. Yaeger                                       April 12, 2002
------------------------------------
Alan M. Yaeger, Executive Vice
President, Actuary & Chief Financial
Officer*



------------------------------------
*Principal Financial Officer




/s/ Jerome C. Vahl                                       April 12, 2002
------------------------------------
Jerome C. Vahl, Director and
President



/s/ Jack E. Zimmerman                                    April 12, 2002
------------------------------------
Jack E. Zimmerman, Director **/



/s/ James R. Walker                                      April 12, 2002
------------------------------------
James R. Walker, Director **/



**/  /s/ Priscilla I. Hechler
------------------------------------
Signed by: Priscilla I. Hechler
           as Attorney-in-fact

                                  EXHIBIT INDEX


EXHIBIT                        DESCRIPTION
  NO.                          OF EXHIBIT
-------                        -----------
1.A. (12)                      Sample Hypothetical Illustrations

8.                             Consent of Sutherland Asbill & Brennan LLP

9.                             Consent of Ernst & Young LLP